    As filed with the Securities and Exchange Commission on October 8, 2002.

                                   Investment Company Act File No. 811-04611
                                   Securities Act File No. 333-_____________
================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

|X|  Registration Statement Under the Securities Act of 1933
         [_]  Pre-effective Amendment No. ____
         [_]  Post-effective Amendment No. ____

|X|  Registration Statement Under the Investment Company Act of 1940
         [X]  Amendment No. 34

                     ABERDEEN ASIA-PACIFIC INCOME FUND, INC.
               (Exact name of Registrant as Specified in Charter)

                                Gateway Center 3
                               100 Mulberry Street
                                Newark, NJ 07102
       Registrant's telephone number, including Area Code: (800) 451-6788

                                 Beverley Hendry
                               300 Las Olas Place
                               300 S.E. 2nd Street
                           Fort Lauderdale, FL 33301
                     (Name and Address of Agent for Service)

                                   Copies to:
          Thomas A. Hale, Esquire                      Sander M. Bieber, Esquire
 Skadden, Arps, Slate, Meagher & Flom LLP                       Dechert
           333 West Wacker Drive                         1775 Eye Street, N.W.
             Chicago, IL 60606                           Washington, D.C. 20006

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box ......[_]

It is proposed that this filing will become effective (check appropriate box)

[_] when declared effective pursuant to Section 8(c)

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

------------------------------------------------------------------------------------------------------------------------------------
                                                     Proposed Maximum
  Title of Securities         Amount Being         Offering Price Per      Proposed Maximum           Amount of
    Being Registered           Registered                Unit/1/            Offering Price        Registration Fee
----------------------------------------------------------------------------------------------------------------------
 Common Stock                    100,000                $ 4.53                 $ 453,000               $ 41.67
 ($.01 par value)
----------------------------------------------------------------------------------------------------------------------

(1) Estimated pursuant to Rule 457(c) on the basis of market value per share on October 3, 2002.

The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with the provisions of Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

      SUBJECT TO COMPLETION -- PRELIMINARY PROSPECTUS DATED ________, 2002

The information contained in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
PROSPECTUS
--------------------------------------------------------------------------------
                     ABERDEEN ASIA-PACIFIC INCOME FUND, INC.

                      [# of shares] Shares of Common Stock
                  Issuable Upon Exercise of Transferable Rights to Subscribe for Such Shares of Common Stock

                      American Stock Exchange Symbol: FAX
                       Pacific Stock Exchange Symbol: FAX
--------------------------------------------------------------------------------
Aberdeen Asia-Pacific Income Fund, Inc. ("Fund") will issue to its common stockholders ("Stockholders") of record as of the close of business on [Record Date] ("Record Date"), transferable rights ("Rights") entitling the holders thereof to subscribe for up to an aggregate of [# of shares] new shares ("Shares") of the Fund's common stock, par value $0.01 ("Common Stock"), at the rate of one share of Common Stock for every __ Rights held ("Offer"). Stockholders of record on the Record Date ("Record Date Stockholders") will receive one transferable Right for each share of Common Stock held as of the Record Date. The number of Rights issued to a Record Date Stockholder will be rounded up to the nearest number of Rights evenly divisible by __. In the case of shares of Common Stock held of record by Cede & Co. ("Cede"), as nominee for the Depository Trust Company ("DTC"), or any other depository or nominee, the number of Rights issued to Cede or such other depository or nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by __) of the Rights to be received by beneficial owners for whom it is the holder of record only if Cede or such other depository or nominee provides to the Fund on or before the close of business on ______, 2002 a written representation of the number of Rights required for such rounding. Record Date Stockholders who fully exercise their Rights may purchase the new Shares not acquired by other Record Date Stockholders in this Offer, subject to certain limitations and subject to allotment ("Over-Subscription Privilege"). Fractional shares will not be issued upon the exercise of Rights. See "The Offer."

The Fund's Common Stock is listed on the American Stock Exchange ("AMEX") and the Pacific Stock Exchange ("PSE") under the symbol "FAX." The Rights are transferable and will be admitted for trading on the AMEX under the symbol "FAX.R" during the course of the Offer. The subscription price per share will be $____ ("Subscription Price"). THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [EXPIRATION DATE], UNLESS EXTENDED ("EXPIRATION DATE"). For additional information regarding the Offer, please call Georgeson Shareholder Communications, Inc. ("Information Agent") at (866) 206-4933.

The Fund is a non-diversified, closed-end management investment company. The Fund's investment objective is to seek current income. In June 2001, the Fund's common and preferred stockholders approved a series of proposals allowing the Fund to invest up to 80% of its assets in Asian debt securities. The Fund may also achieve incidental capital appreciation. See "Investment Objective," "Investment Policies," and "Investment Restrictions." Investment in the Fund involves certain risks and special considerations, including risks associated with currency fluctuations and the Fund's leveraged capital structure. See "Risk Factors and Special Considerations." The Fund's Investment Manager is Aberdeen Asset Managers (C.I.) Limited ("Investment Manager"), an affiliate of Aberdeen Asset Management Limited, the Fund's Investment Adviser ("Investment Adviser"). Prudential Investments LLC acts as the Fund's administrator ("Administrator"). The Administrator is an affiliate of Prudential Securities, Inc. The address of the Fund is Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102, and its telephone number is (800) 451-6788.

The Fund announced the Offer after the close of trading on the AMEX on __________, 2002. The net asset value ("NAV") per share of Common Stock at the close of business on __________, 2002 [(the last trading date on which the Fund publicly reported its NAV prior to the announcement)] and on __________ [(the last trading date on which the Fund publicly reported its NAV prior to the date of this Prospectus)] was $____ and $____, respectively, and the last reported sales price per share of the Fund's Common Stock on the AMEX on those dates was $____ and $____, respectively.

This Prospectus sets forth concisely the information about the Fund that a Stockholder ought to know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and is available upon written or oral request without charge. The SEC maintains a website (http://www.sec.gov) that contains material incorporated by reference and other information regarding the Fund.

    INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND TO RETAIN IT FOR FUTURE
                                   REFERENCE.

-----------------------------------------------------------------------------------------------------------------------
                   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION
                                      HAS APPROVED OR DISAPPROVED THESE SECURITIES
                               OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
                                ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
=======================================================================================================================
                                                                     Estimated                Estimated Proceeds to
                                     Subscription Price            Sales Load(1)            Fund or Other Persons (2)
-----------------------------------------------------------------------------------------------------------------------
 Per Share .....................            $____                      $____                           $____
-----------------------------------------------------------------------------------------------------------------------
 Total Maximum .................         $__________                $__________                     $__________
=======================================================================================================================

                                                Footnotes set forth on next page

                                 Dealer Managers

[Record Date + 2]

(continued from previous page)

------------

(1) In connection with the Offer, the Fund has agreed to pay[Dealer Managers] ("Dealer Managers") a fee for their financial advisory, marketing and soliciting services equal to an aggregate of 3.75% of the aggregate Subscription Price for the Shares issued pursuant to the Offer and to reimburse the Dealer Managers for out-of-pocket expenses up to $150,000. The Dealer Managers will reallow to certain broker-dealers in the selling group formed by the Dealer Managers selling fees of 2.50% of the Subscription Price for Shares issued pursuant to the Offer as a result of their selling efforts. In addition, the Dealer Managers will reallow to certain soliciting dealers that have solicited the exercise of Rights a solicitation fee of 0.50% of the Subscription Price for Shares issued pursuant to the Offer as a result of their soliciting efforts, subject to a maximum. See "Distribution Arrangements." These fees and expense reimbursement will be borne by the Fund and indirectly by all of the Fund's Stockholders, including those who do not exercise their Rights. The Fund and the Investment Manager have agreed to indemnify the Dealer Managers against certain liabilities including liabilities under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended.

(2) Before deduction of expenses incurred by the Fund, estimated to be $___________, including $150,000 to be paid to the Dealer Managers for reimbursement of their expenses.

     As a result of the terms of the Offer, assuming that Rights are exercised, Stockholders who do not fully exercise their Rights will, upon the completion of the Offer, own a smaller proportional interest in the Fund than they owned prior to the Offer. In addition, because the Subscription Price may be less than the NAV per share at the expiration of the Offer and because the Fund will incur expenses in connection with the Offer, the Offer is likely to result in a dilution of the NAV per share for all existing Stockholders. Such dilution may disproportionately affect non-exercising Stockholders. If the Subscription Price were to be substantially less than the NAV per share at the expiration of the Offer, such dilution could be substantial. The Offer includes the Over-Subscription Privilege that may also result in substantial dilution of NAV per share. See "The Offer" and "Risk Factors and Special Considerations."

     In connection with this Offer, the Dealer Managers may effect transactions which stabilize or maintain the market price of the Rights and the shares of Common Stock of the Fund at levels above those which might otherwise prevail in the open market. Such transactions may be effected on the AMEX, Nasdaq or otherwise. Such stabilizing, if commenced, may be discontinued at any time.

     Prior to the expiration of the Offer, the Dealer Managers may offer shares of Common Stock, including Shares acquired through purchasing and exercising the Rights, at prices it sets. The Dealer Managers may realize profits or losses independent of any fees described in this Prospectus.

     Unless otherwise specified, all references to currency in this Prospectus may be abbreviated throughout this Prospectus as shown in the table below. On [Record Date], the noon buying rates in New York City for cable transfers payable in each currency per U.S. dollar, as certified for customs purposes by the Federal Reserve Bank of New York, were as shown in the table below. See "Risk Factors and Special Considerations - Currency Exchange Rate Fluctuations."

     ------------------------------------------------------------------------------------------
            Currency                       Abbreviations                   Currency per US$
     ------------------------------------------------------------------------------------------
     United States Dollar      "U.S. dollar," "dollar," "US$" or "$"              N/A
     ------------------------------------------------------------------------------------------
     Australian Dollar                          "A$"                            A$_____
     ------------------------------------------------------------------------------------------
     New Zealand Dollar                        "NZ$"                           NZ$_____
     ------------------------------------------------------------------------------------------
     South Korean Won                       "W" or "KRW"                       KRW_____
     ------------------------------------------------------------------------------------------
     Thai Baht                              "B" or "THB"                       THB_____
     ------------------------------------------------------------------------------------------
     Philippines Peso                       "P" or "PHP"                       PHP_____
     ------------------------------------------------------------------------------------------
     Malaysian Ringgit                      "R" or "MYR"                       MYR_____
     ------------------------------------------------------------------------------------------
     Singapore Dollar                      "S$" or "SGD"                       SGD_____
     ------------------------------------------------------------------------------------------

                               PROSPECTUS SUMMARY

         The following summary is qualified in its entirety by reference to the more detailed information appearing elsewhere or incorporated by reference in this Prospectus. Unless otherwise indicated, the information in this Prospectus assumes that the Rights issued are all exercised. Also, unless otherwise indicated, references in the Prospectus to "Stockholders" refer only to holders of the Fund's Common Stock.

                              THE OFFER AT A GLANCE

--------------------------------------------------------------------------------
The Offer                            The Fund is issuing to Stockholders of
                                     record on [Record Date] ("Record Date
                                     Stockholders") one transferable Right for each share of Common Stock held. A Record
                                     Date Stockholder's right to acquire, during the Subscription Period at the Subscription
                                     Price, one Share for every __ Rights held is hereinafter referred to as the "Primary
                                     Subscription." The number of Rights to be issued to a Record Date Stockholder on the Record Date will be rounded up to the nearest number of Rights evenly divisible by __.

                                     The first regular monthly distribution to be paid on Shares acquired upon exercise of Rights will be the first monthly distribution the record date for which occurs after the issuance of the Shares. The Shares issued in the Offer will not be entitled to the distribution to be declared to Stockholders of record on [month day, year] which is payable in [month year]. Whether a Stockholder is entitled to the distribution to be declared to Stockholders of record on [month day, year] which is payable in [month year] will depend on the date Shares are actually issued to the Stockholder.

--------------------------------------------------------------------------------
Subscription Price                   The Subscription Price will be $____ per
                                     Share.
--------------------------------------------------------------------------------
Over-Subscription Privilege          Record Date Stockholders who fully exercise
                                     all Rights issued to them (other than those
                                     Rights which cannot be exercised because
                                     they represent the right to acquire less
                                     than one Share) are entitled to subscribe
                                     for additional Shares which were not
                                     subscribed for by other Record Date
                                     Stockholders. If sufficient Shares are
                                     available, all Record Date Stockholders'
                                     Over-Subscription requests will be honored
                                     in full. If these requests for Shares
                                     exceed the Shares available, the available
                                     Shares will be allocated pro rata among
                                     Record Date Stockholders who over-subscribe
                                     based on the number of Rights originally
                                     issued to them by the Fund.
--------------------------------------------------------------------------------
Purpose of the Offer                 In June 2001, holders of the Fund's Common
                                     Stock and preferred stock approved a series of proposals allowing the Fund, among other things, to:

                                     .  increase to a maximum of 80% the Fund's
                                        investments in Asian debt securities;

                                     .  reduce the minimum investment in
                                        Australian debt securities to 20%;

                                     .  increase to a maximum of 35% the Fund's
                                        investments in Asian debt securities
                                        rated, or considered by the Investment
                                        Manager to be, below investment grade at the time of investment;

                                     . invest to a maximum of 10% in securities rated, or considered by the Investment Manager to be, below B-; and

                                     .  expand the categories of derivatives
                                        which may be utilized by the Fund.

                                     The net proceeds of this Offer will be used
                                     to further implement this investment
                                     flexibility and are intended to enable the
                                     Fund to increase the Fund's net investment
                                     income above the current level by taking
                                     increased advantage of the relatively high
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     level of interest rates currently available in Asian markets compared with interest rates currently available in Australia. By using the proceeds of this Offer rather than reallocating assets currently in its portfolio, the Fund would not necessarily have to realize the substantial foreign exchange losses that might otherwise be realized if the portfolio were internally restructured. This will, however, expose the Fund to greater interest rate risk, credit risk, political and economic risk and liquidity risk, than the Fund has been exposed to in the past, particularly in light of the potential volatility in Asian currency and bond markets. To the extent that further Asian investments are made in local currency denominated debt securities, the Fund will also be exposed to greater foreign exchange risk. However, to the extent that further Asian investments are U.S. dollar-denominated, the foreign exchange risk to which the Fund's portfolio is exposed will be mitigated. Also, as a consequence of the Fund's increased investment in Asian debt securities, the overall credit quality of the securities in the Fund's portfolio may be reduced.

                                     The Investment Manager and Investment
                                     Adviser believe that an increase in the
                                     size of the Fund should result in an
                                     incidental modest reduction in the Fund's expense ratio, which would be of long-term benefit to Stockholders. There can be no assurance that the Offer will be successful or that by increasing the size of the Fund, the Fund's aggregate expenses and, correspondingly, its expense ratio, will be lowered.

--------------------------------------------------------------------------------
Sale of Rights                       The rights are transferable until the
                                     expiration date of the offer. The rights
                                     will be listed for trading on the AMEX
                                     under the symbol "FAX.R" during the
                                     course of the offering. The Fund will use
                                     its best efforts to ensure that an adequate
                                     trading market for the rights will exist.
                                     No assurance can be given that a market for
                                     the rights will develop. Trading in the
                                     rights on the AMEX may be conducted until
                                     the close of trading on the AMEX on the
                                     last business day prior to the expiration
                                     date of the offer.
--------------------------------------------------------------------------------
Use of Proceeds                      The Investment Manager and Investment
                                     Adviser anticipate that investment of the
                                     net proceeds of the Offer in Asian and New
                                     Zealand debt securities, in accordance with
                                     the Fund's investment objective and
                                     policies, will take approximately two to
                                     four months from their receipt by the Fund,
                                     depending on market conditions and the
                                     availability of appropriate securities. See
                                     "Use of Proceeds."
--------------------------------------------------------------------------------
How to Obtain Subscription           .  Contact your bank, broker or nominee, or
Information

                                     .  Contact the Information  Agent toll-free
                                        at (866) 204-4933.
--------------------------------------------------------------------------------
How to Subscribe                     .  Deliver a completed Subscription
                                        Certificate and payment to the
                                        Subscription Agent by the Expiration
                                        Date, or

                                     .  If your shares are held in a brokerage
                                        or bank account, have your broker or
                                        bank deliver a Notice of Guaranteed
                                        Delivery to the Subscription Agent by
                                        the Expiration Date.
--------------------------------------------------------------------------------
Subscription Agent                   [name]
--------------------------------------------------------------------------------

                           IMPORTANT DATES TO REMEMBER

-------------------------------------------------------------------------------------------------------------------
Record Date........................................................................ [Record Date]

Subscription Period................................................................ [Start Subscription Period] -
                                                                                    [Expiration Date]

Expiration Date.................................................................... [Expiration Date]*

Deadline for Subscription Certificates and Payment for Shares+..................... [Payment Date]*

Deadline for Notice of Guaranteed Delivery+........................................ [Payment Date]*

Deadline for payment pursuant to Notice of Guaranteed Delivery..................... [Notice of Guar. Deliv. Date]*

Confirmation Mailed to Exercising Rights Holders................................... [Confirmation Date]*
-------------------------------------------------------------------------------------------------------------------

* Unless the Offer is extended.

+ A person exercising rights must deliver either (i) a Subscription Certificate and payment for Shares or (ii) a Notice of Guaranteed Delivery by [Payment Date], unless the Offer is extended.

                              THE FUND AT A GLANCE

--------------------------------------------------------------------------------
The Fund                             The Fund is a non-diversified, closed-end
                                     management investment company organized as
                                     a Maryland corporation. As of the Record
                                     Date, the Fund's NAV per share was $____.
--------------------------------------------------------------------------------
AMEX and PSE Listed                  As of the Record  Date, the Fund had  _____
                                     shares of Common Stock, par value $0.01,
                                     outstanding. The Fund's Common Stock is
                                     traded on the AMEX and PSE under the symbol
                                     "FAX." As of the Record Date, the last
                                     reported sales price of a share of the Fund
                                     was $____. The Rights are transferable and,
                                     therefore, will be admitted for trading on
                                     the AMEX under the symbol "FAX.R" during
                                     the course of the Offer.
--------------------------------------------------------------------------------
Stock Repurchase Program             The Fund's shares have traded in the market
                                     below, at and above NAV since the
                                     commencement of the Fund's operations.
                                     However, it is frequently the case that
                                     Fund shares trade at a discount to net
                                     asset value. In an effort to minimize the
                                     spread between market value and net asset
                                     value that may otherwise exist, on March 1,
                                     2001, the Board of Directors approved a
                                     stock repurchase program. The stock
                                     repurchase program allows the Fund to
                                     repurchase up to 10% of its outstanding
                                     Common Stock in the open market during any
                                     12-month period, if and when the discount
                                     to net asset value is at least 10%. When
                                     the Fund repurchases its shares for a price
                                     below their net asset value, the net asset
                                     value of the remaining outstanding shares
                                     will be enhanced. This may or may not
                                     affect the market price of the shares.
                                     Acquisitions of shares by the Fund may
                                     increase the expense ratio, increase
                                     interest expense and increase portfolio
                                     turnover. For a discussion of the Fund's
                                     historic discount/premium to net asset
                                     value, see "The Fund - Description of
                                     Common Stock." Through July 31, 2002, there
                                     have been 2,723,300 shares repurchased and
                                     cancelled under this program.
--------------------------------------------------------------------------------
Preferred Stock                      As of the Record Date, the Fund had 24,000
                                     shares of Auction Market Preferred Stock, par value $0.01 ("Preferred Stock"), outstanding. The Preferred Stock has an aggregate liquidation value of $600 million. See "The Fund - Description of
                                     Preferred Stock."

                                     Holders of Common Stock have generally
                                     benefited from the Fund's issuance of the
                                     Preferred Stock which commenced in 1989.
                                     Since the fiscal quarter beginning August
                                     1, 1997, there have been periods during
                                     which the shrinking yield differential
                                     between Australia and U.S. rates and a
                                     depreciating Australian dollar have
                                     resulted in the Preferred Stock having a
                                     negative impact on returns to holders of
                                     Common Stock. During the 12 months to July
                                     31, 2002, the key investment trend was an
                                     end to the unilateral strength of the U.S.
                                     dollar. The Australian dollar and most
                                     Asian currencies
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                 strengthened against the U.S. dollar over the period, with the Australian dollar rising 7.5%.
                                 Further, with U.S. interest rates at historic lows, the differential between the cost of the
                                 Preferred Stock and the rates at which the Fund invests remains positive. Offsetting these impacts slightly have been capital losses as bond yields have risen in line with signs of global recovery.
                                 The proposed investment of a significant percentage of the Fund's total assets in higher yielding
                                 Asian debt securities, as recommended by the Fund's Investment Manager and Investment Adviser, and
                                 approved by Common and Preferred stockholders in June 2001, is expected to increase the Fund's net investment income above the current level. See "The Offer - Purpose of the Offer."
------------------------------------------------------------------------------------------------------------------------------------
Investment Objective             To seek current  income. The Fund may also achieve incidental capital appreciation. For as long as the name of the Fund remains Aberdeen Asia-Pacific Income Fund, Inc., it shall be the policy of the
                                 Fund normally to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in Asian debt securities, Australian debt securities and New Zealand debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days prior written notice to stockholders.
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Structure              To achieve its investment objective, the Fund may invest up to 80% of its total assets in "Asian debt securities," which include: (1) debt securities of Asian Country issuers, including securities issued by Asian Country governmental entities, as well as by banks, companies and other entities which are located in Asian Countries, whether or not denominated in an Asian Country currency; (2)
                                 debt securities of other issuers, denominated in, or linked to, the currency of an Asian Country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the currency of an Asian Country; (3) debt securities issued by entities which, although not located in an Asian Country, derive at least 50% of their revenues from Asian Countries or have at least 50% of their assets located in Asian Countries; and
                                 (4) debt securities issued by a wholly-owned subsidiary of an entity located in an Asian Country, provided that the debt securities are guaranteed by the parent entity located in the Asian Country.
                                 With reference to items (3) and (4) above, Asian debt securities may be denominated in an Asian
                                 Country currency or in Australian, New Zealand or U.S. dollars. The maximum country exposure to any one Asian Country (other than Korea) is limited to 20% of the Fund's total assets and the maximum currency exposure to any one Asian Country currency (other than Korea) is limited to 10% of the
                                 Fund's total assets. The maximum country exposure for Korea is limited to 40% of the Fund's total assets, and the maximum currency exposure for Korea is limited to 25% of the Fund's total assets.

                                 "Asian Countries" (each, an "Asian Country") include China, Hong Kong, India, Indonesia, Japan,
                                 Malaysia, Pakistan, the Philippines, Singapore, South Korea, Taiwan, Thailand, and Vietnam, and
                                 such other countries on the Asian continent approved for investment by the Board of Directors upon the recommendation of the Investment Manager.

                                 At least 20% of the Fund's total assets will be invested in "Australian debt securities," which include: (1) debt securities of Australian issuers, including securities issued by Australian governmental entities, as well as by banks, companies and other entities which are located in
                                 Australia, whether or not denominated in the Australian dollar; (2) debt securities of other issuers, denominated in, or linked to, the Australian dollar, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the Australian dollar; (3) debt securities issued by entities which, although not located in Australia, derive at least 50% of their revenues from Australia or have at least 50% of their assets located in Australia; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in Australia, provided that the debt securities are guaranteed by the parent entity located in Australia. With reference to items (3) and (4) above, Australian debt securities may be denominated in Australian, New Zealand or U.S. dollars.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                 The Fund may also invest in "New Zealand debt securities," which include: (1) debt securities of
                                 New Zealand issuers, including securities issued by New Zealand governmental entities, as well as by banks, companies and other entities which are located in New Zealand, whether or not denominated in the New Zealand dollar; (2) debt securities of other issuers, denominated in, or linked to, the
                                 New Zealand dollar, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the New Zealand dollar; (3) debt securities issued by entities which, although not located in New Zealand, derive at least 50% of their revenues from New Zealand or have at least 50% of their assets located in Zealand; and (4)
                                 debt securities issued by a wholly-owned subsidiary of an entity located in New Zealand, provided that the debt securities are guaranteed by the parent entity located in New Zealand. With reference to items (3) and (4) above, New Zealand debt securities may be denominated in Australian, New
                                 Zealand or U.S. dollars. The maximum country exposure for New Zealand is limited to 35% of the
                                 Fund's total assets, and the maximum currency exposure for New Zealand is limited to 35% of the
                                 Fund's total assets.

                                 During periods when, in the Investment Manager's judgment, economic conditions warrant a temporary defensive investment policy, the Fund may temporarily invest up to 100% of its assets in U.S. debt securities.

                                 The Fund may invest up to 10% of the Fund's total assets in secondary market bank loans, and up to an additional 10% of the Fund's total assets in convertible securities and other hybrid securities, and up to an additional 10% of the Fund's total assets in asset-backed securities.
------------------------------------------------------------------------------------------------------------------------------------
Investment Guidelines            In order to accommodate investment in Asian markets, the Fund may invest up to 35% of its total assets in Asian debt securities rated by Standard & Poor's ("S&P") or Moody's Investors Service,
                                 Inc. ("Moody's") (provided that, with the approval of the Fund's Board of Directors, the ratings of other recognized rating services may be used), or judged by the Investment Manager to be, below investment grade at the time of investment. The Fund may invest up to 35% of its total assets in
                                 Asian debt securities much of which may be deemed to be illiquid.

                                 The Fund may invest up to 10% of its total assets in securities rated by S&P or Moody's (provided that, with the approval of the Fund's Board of Directors, the ratings of other recognized ratings services may be used), or judged by the Investment Manager to be, below B- at the time of investment. As a consequence of the Fund's increased investment in Asian debt securities, the overall credit quality of the securities in the Fund's portfolio may be reduced.

                                 The Fund may invest up to 80% of its total assets in Asian debt securities for which there is no established relevant market.

                                 The Fund may use derivatives to manage currency, credit and interest rate risk and as a substitute for physical securities. The Investment Manager uses only exchange-traded (as opposed to over-the-counter) interest rate derivatives in the Australian component of the Fund.
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Distributions                    The Fund pays distributions monthly out of current income supplemented by realized capital gains and, to the extent necessary, return of paid-in capital. The current monthly cash distribution is
                                 U.S. 3.5 cents per share of Common Stock. For the current fiscal year, the distributions to date have exceeded net investment income and realized capital gains. However, under United States tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year. Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund's fiscal year, October 31st. These monthly distributions may be reinvested in additional full and fractional shares of
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

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                                 Common Stock through the Fund's Dividend Reinvestment and Cash Purchase Plan.

                                 The first regular monthly distribution to be paid on Shares acquired upon exercise of Rights will be the first monthly distribution the record date for which occurs after the issuance of the
                                 Shares. The Shares issued in the Offer will not be entitled to the distribution to be declared to
                                 Stockholders of record on [month day, year] which is payable in [month year]. Whether a Stockholder is entitled to the distribution to be declared to Stockholders of record on [month day, year] which is payable in [month year] will depend on the date Shares are actually issued to the Stockholder.
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Investment Manager and           Aberdeen Asset Managers (C.I.) Limited ("Investment Manager") acts as the Fund's investment manager
Investment Adviser               and Aberdeen Asset Management Limited ("Investment Adviser") acts  as the Fund's investment adviser. The Investment Manager and the Investment Adviser also serve in these capacities for
                                 Aberdeen Asia-Pacific Income Investment Company Limited, a closed-end management investment company, the shares of which are listed on the Toronto Stock Exchange ("TSX") under the symbol
                                 "FAP," investing in debt securities of issuers in Australia, New Zealand and other Asian countries;
                                 The First Asia Income Fund, a closed-end investment trust, the units of which are listed on the TSX under the symbol "FAI.UN," investing primarily in debt securities of issuers in Australia, New
                                 Zealand and Asian countries; Aberdeen Global Income Fund, Inc., a non-diversified, registered closed-end management investment company, the shares of which are listed on the New York Stock
                                 Exchange under the symbol "FCO," investing in global fixed income securities; and Aberdeen
                                 Australia Equity Fund, Inc., a non-diversified, registered closed-end management investment company, the shares of which are listed on the AMEX and the PSE under the symbol "IAF," investing primarily in Australian listed equity securities. In addition, the Investment Manager currently manages Aberdeen Scots Trust and Aberdeen G(7) Trust, each of which is a Canadian unit investment trust.

                                 Investment Experience. The Investment Manager and Investment Adviser, together with other affiliates of Aberdeen Asset Management PLC, (collectively, the "Aberdeen Group") form a globally diversified management firm. The Investment Manager and the Investment Adviser are parties to a memorandum of understanding ("MOU") with three affiliated Aberdeen organizations, Aberdeen Asset
                                 Management Asia Limited ("Aberdeen Singapore"), Aberdeen Asset Managers Limited ("Aberdeen UK") and
                                 [name of Aberdeen Thailand entity] ("Aberdeen Thailand"). Pursuant to the MOU, the Investment
                                 Manager and the Investment Adviser have retained the services of investment professionals from
                                 Aberdeen Singapore, Aberdeen UK and Aberdeen Thailand to provide portfolio management and/or trading services to the Fund, as well as other U.S. funds managed by the Investment Manager and the
                                 Investment Adviser.

                                 As of the date of this prospectus, the Aberdeen Group had approximately US $___ billion in assets under management. Aberdeen Singapore is one of the largest dedicated managers/advisers on Asian bonds globally, with approximately US $___ billion of such assets under management as of the date of this prospectus. In Australia, the Aberdeen Group manages several Australian institutional domestic bond mandates, in addition to advising the Fund and other listed closed-end funds.
------------------------------------------------------------------------------------------------------------------------------------
Compensation of the              The Fund pays the Investment Manager a fee at the annual rate of 0.65% of the Fund's average weekly
Investment Manager and           net assets applicable to the shares of Common Stock and the shares of Preferred Stock up to $200
Investment Adviser               million, 0.60% of the assets between $200 million and $500 million, 0.55% of the assets between
                                 $500 million and $900 million, 0.50% of the assets between $900 million and $1,750 million and
                                 0.45% of the assets in excess of $1,750 million, computed based upon net asset value applicable to shares of Common Stock and Preferred Stock at the end of each week and payable at the end of each calendar month. Under the Advisory Agreement, the Investment Manager pays the Investment Adviser an advisory fee at the annual rate of 0.25% of the Fund's average weekly net assets applicable to shares of Common Stock and Preferred Stock up to $1,200 million and 0.20% of the assets in excess of $1,200 million, computed based upon net asset value applicable to shares of Common Stock and
                                 Preferred Stock at the end of each week and payable at the end of each calendar month.

                                 The Fund's Investment Manager and Investment Adviser will benefit from the Offer because their fees are based on the average net asset value applicable to shares of Common Stock and Preferred Stock of the Fund.
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                                       6


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
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Administrator                    The Fund's Administrator is Prudential Investments LLC. The Administrator is an affiliate of
                                 Prudential Securities, Inc. The Fund pays the Administrator a fee computed at the annual rate of
                                 0.15% of the Fund's average weekly net assets applicable to the Common Stock and Preferred Stock up to $900 million, 0.10% of such assets between $900 million and $1,750 million and 0.07% of such assets in excess of $1,750 million, computed based upon the net asset value applicable to the
                                 Common Stock and Preferred Stock at the end of each week and payable at the end of each calendar month. The Fund's Administrator will benefit from the Offer because its fee is based on the average net assets applicable to Common and Preferred Stock of the Fund.
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

               RISK FACTORS AND SPECIAL CONSIDERATIONS AT A GLANCE


     The following summarizes certain matters that should be considered, among others, in connection with the Offer. For a more complete discussion of the risk factors and special considerations involved in investing in the Fund's shares, see "Risk Factors and Special Considerations."

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Dilution - Net Asset Value and     Assuming that Rights are exercised, Record Date Stockholders who do not fully exercise their
Non-Participation in the Offer     Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case if they exercised their Rights. It is not possible to determine the extent of this dilution at this time because the Fund does not know what proportion of the Shares will be purchased as a result of the Offer.

                                   As of the date of this Prospectus, the Subscription Price per share for the Offer is less than the Fund's NAV per share. Assuming that all Rights are exercised and there is no change in the
                                   NAV per share, the aggregate net asset value of each Record Date Stockholder's shares of Common
                                   Stock should decrease as a result of the Offer. The Fund cannot state precisely the amount of any such decrease in NAV because it is not known at this time what the NAV per share will be on the
                                   Expiration Date or what proportion of the Shares will be purchased as part of the Offer.

                                   If you do not exercise the Rights issued to you, you may still transfer or sell these Rights as set forth in this Prospectus. The cash you receive from transferring your Rights should serve as partial compensation for any possible dilution of your interest in the Fund. There can be no assurance, however, that a market for the Rights will develop or that the Rights will have any value. See "Risk Factors and Special Considerations - Dilution - Net Asset Value and
                                   Non-Participation in the Offer."
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Current Distribution Rate          In February 1989, the Fund began to pay regular monthly distributions. These distributions have been paid from net investment income and supplemented by realized capital gains and return of paid-in capital. The amount of monthly distributions has been adjusted (principally downward)
                                   from time to time to reflect the current interest rate environment. For the current fiscal year, the distributions to date have exceeded the sum of net investment income and realized capital gains. To the extent total distributions for the year exceed the Fund's net investment income, the difference will be deemed for income tax purposes to have been distributed from realized capital gains or will be treated as return of capital, as applicable. Although the Fund anticipates that investment of the proceeds in higher yielding Asian debt securities will enable the Fund to increase the Fund's net investment income above the current level, Stockholders are cautioned that there can be no guarantee of future performance.

                                   The Fund's investment in Asian debt securities involves risks and uncertainties so that actual results may differ materially from those anticipated as a result of various factors. If the anticipated results are not achieved, the Fund may not be able to maintain the current level of monthly distributions. The Fund undertakes no obligation to update or revise the disclosure in this Prospectus with regard to the effect of increased investment in Asia on the Fund's monthly distributions, to reflect current events or circumstances after the date of this Prospectus or to reflect the occurrence of unanticipated events.

                                   The Board of Directors reviews the level of monthly distributions on a continuing basis at its quarterly Board meetings. The first regular monthly distribution to be paid on Shares acquired upon exercise of Rights will be the first monthly distribution the record date for which occurs after the issuance of the Shares. The Shares issued in the Offer will not be entitled to the distribution to be declared to Stockholders of record on [month day, year] which is payable in
                                   [month year].
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

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                                   Whether a Stockholder is entitled to the distribution to be declared to Stockholders of record on
                                   [month day, year] which is payable in [month year] will depend on the date Shares are actually issued to the Stockholder.
------------------------------------------------------------------------------------------------------------------------------------
Interest Rate Fluctuations         Fluctuations in interest rates in the relevant bond markets can affect the Fund's NAV and distribution rate. The Fund's NAV is adversely affected during periods of rising interest rates in those bond markets and is favorably affected during periods when interest rates fall. In addition, the Fund may recognize capital losses, impacting its ability to supplement distributable income, when bonds in the Fund's portfolio are sold or mature at a price which is less than the Fund's cost.

                                   Any overall downward trend in interest rates can also be expected ultimately to reduce available yields to Fund Stockholders, which could in turn result in a reduction in the amount of the
                                   Fund's monthly distributions. While interest rates in Australia and New Zealand were higher than interest rates in the U.S. at the inception of the Fund in 1986, yields on Australian and New
                                   Zealand debt securities have generally declined in recent years and are currently more comparable to yields available in the United States. Although relatively high levels of interest rates are currently available in Asian debt markets, there can be no assurance that these rates will continue to be obtainable.
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Currency Exchange Rate             To the extent that further Asian investments are made in local currency denominated debt
Fluctuations                       securities, the Fund will be exposed to greater foreign currency exchange risk. However, to the extent that further Asian investments are U.S. dollar-denominated, the foreign currency exchange risk to which the Fund's portfolio is exposed will be mitigated.

                                   Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable changes based on a variety of factors including political developments and the imposition of currency controls by foreign governments. See "Risk Factors and Special
                                   Considerations - Currency Exchange Rate Fluctuations." A decline in the value of the currency in which a portfolio security is denominated against the U.S. dollar will generally result in a decline in the U.S. dollar value of the Fund's assets. If the decline occurs after the Fund has accrued income but before it has been received, the Fund could be required to liquidate portfolio securities to make distributions.

                                   Currency exchange rate fluctuations can decrease or eliminate income available for distribution or conversely increase income available for distribution. For example, if currency exchange losses exceed net investment income for a taxable year, the Fund would not be able to make ordinary income distributions. In that event, if distributions had been made before the losses had been realized, they would be recharacterized either as a return of capital, thus reducing each Stockholder's cost basis, or as a dividend from capital gains rather than ordinary income.

                                   Currency fluctuations against the U.S. dollar in many foreign countries in which the Fund invests have historically been profound and negative. Although exchange rates against the U.S. dollar have been favorable in recent months, there can be no assurance that favorable exchange rates will continue. Nor can there be any assurance that currency fluctuations against the U.S. dollar will not return to being profound and negative. Although the Fund may hedge against currency fluctuations with respect to foreign currencies, there can be no assurance that it can employ a hedging strategy successfully, nor can there be any assurance that the Fund will employ a currency hedge at any given time.

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

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Risks Involved in Asian            Proposals approved by Common and Preferred Stockholders in June 2001 permit the Fund to
Investment - Credit Risk           invest up to 80% of its assets in Asian debt securities, including, with respect to 35% of its total assets, Asian debt securities which, at the time of investment, are rated below investment grade or, if unrated, are in the opinion of the Investment Manager, of equivalent quality.
                                   However, the Fund may not invest more than 10% of its total assets in securities rated by S&P or
                                   Moody's, or judged by the Investment Manager to be, below B- at the time of investment. Among other things, investment in securities which are rated below investment grade requires skilled credit analysis and reduces the overall credit quality of the Fund's portfolio. As of July 31,
                                   2002, 12% of the debt securities held in the Fund's portfolio were rated below investment grade, of which only 0.1% were rated below B-. See "Risk Factors and Special Considerations - Risks
                                   Involved in Asian Investment - Credit Risk."
------------------------------------------------------------------------------------------------------------------------------------
Risks Involved in Asian            The Fund's investments could in the future be adversely affected by any increase in taxes or by
Investment - Political and         political, economic or diplomatic developments in Asian Countries. Moreover, accounting, auditing
Economic Risk                      and financial reporting standards and other regulatory practices and requirements vary from those applicable to entities subject to regulation in the United States. See "Risk Factors and
                                   Special Considerations - Risks Involved in Asian Investment - Political and Economic Risk."
------------------------------------------------------------------------------------------------------------------------------------
Risks Involved in Asian            In some Asian countries, there is no established secondary market for securities. Therefore,
Investment - Liquidity Risks       liquidity in these countries is generally low and transaction costs high. Reduced liquidity often creates higher volatility, as well as difficulties in obtaining accurate market quotations for financial reporting purposes and for calculating net asset values, and sometimes also an inability to buy and sell securities. See "Risk Factors and Special Considerations - Risks
                                   Involved in Asian Investment - Liquidity Risk."
------------------------------------------------------------------------------------------------------------------------------------
Use of Derivatives                 With respect to the Australian portion of the Fund's portfolio, the Fund may use derivatives to manage currency and interest rate risk, and to replicate or substitute for physical securities.
                                   In addition, with respect to the Asian portion of the Fund's portfolio, the Fund may also use derivatives to manage credit risk.

                                   The use of derivatives will expose the Fund to a variety of risks which include:

                                   .    an imperfect correlation between the price of derivatives and the movement of the securities prices, interest rates or currency exchange rates being hedged or replicated;

                                   .    the possible absence of a liquid secondary market for any particular derivative at any time;

                                   .    the potential loss if the  counterparty to the transaction  does not perform as promised;

                                   .    the possible need to defer closing out certain positions to avoid adverse tax consequences, as well as the possibility that derivative transactions may result in acceleration of gain, deferral of losses or a change in the character of gain realized;

                                   .    the risk that the financial intermediary "manufacturing" the over-the-counter derivative, being the most active market maker and offering the best price for repurchase, will not continue to create a credible market in the derivative;

                                   .    because certain derivatives are "manufactured" by financial institutions, the risk that the
                                        Fund may develop a substantial exposure to financial institution counterparties; and

                                   .    the risk that a full and complete appreciation of the complexity of derivatives and how future value is affected by various factors including
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

--------------------------------------------------------------------------------
                                        changing interest rates, exchange rates
                                        and credit quality is not attained.

                                     See "Risk Factors and Special
                                     Considerations - Use of Derivatives." In general, derivatives will not be used to leverage the Fund, although they may be used to hedge the interest risk associated with the Fund's outstanding leverage.

                                     The Fund may also use interest rate swaps
                                     to hedge the Fund's liability with respect
                                     to the Preferred Stock. At present, the
                                     Fund has been authorized by the Board of
                                     Directors to hedge up to one-third of the
                                     Fund's liability with respect to the
                                     Preferred Stock. This allows the Fund to
                                     lock in the relatively low current U.S.
                                     dollar interest rates, if available, with
                                     respect to up to one-third of the Fund's
                                     outstanding Preferred Stock. A significant
                                     type of risk associated with interest rate
                                     swaps is the risk that the counterparty may
                                     default or file for bankruptcy, in which
                                     case the Fund would bear the risk of loss
                                     of the amount expected to be received under
                                     the swap agreement. There can be no
                                     assurance that the Fund will have an
                                     interest rate swap in place at any given
                                     time, nor can there be any assurance that,
                                     if an interest rate swap is in place, it
                                     will be successful in hedging the Fund's
                                     interest rate risk with respect to the
                                     Preferred Stock. See "Portfolio Securities
                                     - Derivative Securities - Swaps," "Risk
                                     Factors and Special Considerations - Use of
                                     Derivatives" and "Risk Factors and Special
                                     Considerations - Preferred Stock - Leverage
                                     Risk."
--------------------------------------------------------------------------------
Preferred Stock - Leverage Risk      Investors should note that leverage
                                     resulting from the issuance of Preferred
                                     Stock creates risks for holders of Common
                                     Stock, including higher volatility of both the NAV and market value of the Common
                                     Stock, and that fluctuations in the
                                     dividend rates on Preferred Stock will
                                     affect the yield to holders of Common
                                     Stock. If the Fund is able to realize a net return on its investment portfolio in excess of the then current dividend rate of the Preferred Stock, the effect of leverage permits holders of Common Stock to realize a higher current rate of return than if the Fund were not leveraged. On the other hand, if the current dividend rate on the Preferred Stock exceeds the net return on the Fund's investment portfolio, the Fund's leveraged capital structure results in a lower rate of return to holders of Common
                                     Stock than if the Fund were not leveraged.
                                     Similarly, because any decline in the NAV of the Fund's investments will be borne entirely by holders of Common Stock, the effect of leverage in a declining market results in a greater decrease in NAV to holders of Common Stock than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock.
                                     Moreover, because dividends and other
                                     distributions on Preferred Stock are
                                     payable in U.S. dollars, a decline in value against the U.S. dollar of currencies in which portfolio securities are denominated also impacts negatively on the rate of return to holders of Common Stock. If the Fund's current investment income were not sufficient to meet dividend requirements on the Preferred Stock, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the NAV attributable to the Fund's Common Stock.
                                     See "Risk Factors and Special
                                     Considerations - Preferred Stock - Leverage
                                     Risk."

                                     In order to reduce the risk that the
                                     dividend requirements on the Preferred
                                     Stock will exceed the net return of the
                                     Fund's investment portfolio, the Fund may
                                     use interest rate swaps to hedge the Fund's
                                     liability with respect to the Preferred
                                     Stock. At present, the Fund has been
                                     authorized by the Board of Directors to
                                     hedge up to one-third of the Fund's
                                     liability with respect to the Preferred
                                     Stock. This allows the Fund to lock in the
                                     relatively low current U.S. dollar interest
                                     rates with respect to up to one-third of
                                     the Fund's outstanding Preferred Stock.
                                     There can be no assurance that the Fund
                                     will have an interest rate swap in place at
                                     any given time, nor can there be any
                                     assurance that, if an interest rate swap is
                                     in place, it will be successful in hedging
                                     the Fund's leverage risk with respect to
                                     the Preferred Stock. See "Portfolio
                                     Securities - Derivative Securities -
                                     Swaps," "Risk Factors and Special
                                     Considerations - Use of Derivatives" and
                                     "Risk
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Factors and Special Considerations -
                                     Preferred Stock - Leverage Risk."

                                     Holders of Common Stock have generally
                                     benefited from the Fund's issuance of the Preferred Stock which commenced in 1989. Since the fiscal quarter beginning August 1, 1997, there have been periods during which the shrinking yield differential between Australia and U.S. rates and a depreciating Australian dollar have resulted in the Preferred Stock having a negative impact on returns to holders of Common Stock. During the 12 months to July 31, 2002, the key investment trend was an end to the unilateral strength of the U.S. dollar. The Australian dollar and most Asian currencies strengthened against the U.S. dollar over the period, with the Australian dollar rising 7.5%. Further, with U.S. interest rates at historic lows, the differential between the cost of the Preferred Stock and the rates at which the Fund invests remains positive. Offsetting these impacts slightly have been capital losses as bond yields have risen in line with signs of global recovery.

                                     Because the Investment Manager's and the Investment Adviser's fees are based on the average net assets of the Fund, which include the Preferred Stock, the Investment Manager and Investment Adviser have benefited from the Fund's determination not to redeem the Preferred Stock.

                                     The proposed increased investment of a
                                     significant percentage of the Fund's total
                                     assets in higher yielding Asian debt
                                     securities, as recommended by the Fund's
                                     Investment Manager and Investment Adviser,
                                     and approved by Common and Preferred
                                     Stockholders in June 2001, is expected to
                                     increase the Fund's net investment income
                                     above the current level. See "The Offer -
                                     Purpose of the Offer." The implementation
                                     of this strategy is proposed to occur
                                     within approximately two to four months of
                                     the completion of the Offer by a
                                     combination of investing the net proceeds
                                     of the Offer together with the proceeds
                                     from the sale of existing Australian
                                     portfolio securities. Stockholders are
                                     cautioned that there can be no guarantee of
                                     future performance and the Fund's
                                     investment in Asian debt securities
                                     involves risks and uncertainties, so that
                                     actual results may differ materially from
                                     those anticipated as a result of various
                                     factors. The Fund undertakes no obligation
                                     to update or revise the disclosure in this
                                     Prospectus with regard to the effect of
                                     increased investment in Asia on the Fund's
                                     leverage to reflect current events or
                                     circumstances after the date of this
                                     Prospectus or to reflect the occurrence of
                                     unanticipated events.
--------------------------------------------------------------------------------
Discount from Net Asset Value        The Fund's shares have traded in the market
                                     below, at and above NAV since the
                                     commencement of the Fund's operations. This
                                     characteristic of shares of closed-end
                                     investment companies is a risk separate and
                                     distinct from the risk that the Fund's NAV
                                     will decrease. In the 12-month period ended
                                     August 31, 2002, the Fund's shares have
                                     traded in the market at an average discount
                                     to NAV of 9.94%. As of August 31, 2002, the
                                     discount to NAV had narrowed to 6.37%. See
                                     "The Fund - Description of Common Stock."
--------------------------------------------------------------------------------
Foreign Custody                      The Fund generally holds its foreign
                                     securities and cash in foreign banks and
                                     securities depositories. Some foreign banks
                                     and securities depositories may be recently
                                     organized or new to the foreign custody
                                     business. Regulatory oversight over their
                                     operations may be limited or non-existent.
                                     Also, the laws of certain countries may put
                                     limits on the Fund's ability to recover its
                                     assets if a foreign bank, depository or
                                     issuer of a security, or any of their
                                     agents, goes bankrupt. In addition, it is
                                     often more expensive for the Fund to buy,
                                     sell and hold securities in certain foreign
                                     markets than in the United States. The
                                     increased expense of investing in foreign
                                     markets reduces the amount the Fund can
                                     earn on its investments and typically
                                     results in a higher operating expense ratio
                                     for the Fund than for investment companies
                                     invested only in the United States.
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                                       12

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Non-Diversified Status               The Fund is classified as a
                                     "non-diversified" management investment
                                     company under the 1940 Act, which means
                                     that the Fund is not limited by the 1940
                                     Act as to the proportion of its assets that
                                     may be invested in the securities of a
                                     single issuer. As a non-diversified
                                     investment company, the Fund may invest a
                                     greater proportion of its assets in the
                                     obligations of a smaller number of issuers
                                     and, as a result, will be subject to
                                     greater risk with respect to its portfolio
                                     securities. Although the Fund must
                                     diversify its holdings in order to be
                                     treated as a regulated investment company
                                     under the provisions of the Internal
                                     Revenue Code of 1986, as amended ("Code"),
                                     the Fund may be more susceptible to any
                                     single economic, political or regulatory
                                     occurrence than would be the case if it had
                                     elected to diversify its holdings
                                     sufficiently to be classified as a
                                     "diversified" management investment company
                                     under the 1940 Act. See "Investment
                                     Objective," "Investment Policies,"
                                     Investment Restrictions" and "Taxation -
                                     United States Taxes."
--------------------------------------------------------------------------------
Tax Considerations                   Withholding and/or other taxes may apply in
                                     the countries in which the Fund invests,
                                     which will reduce the Fund's cash return in
                                     those countries. The Fund intends to elect,
                                     when eligible, to "pass-through" to the
                                     Fund's stockholders, as a deduction or
                                     credit, the amount of foreign income and
                                     similar taxes paid by the Fund. See
                                     "Taxation."
--------------------------------------------------------------------------------
Anti-Takeover Provisions             The Fund has provisions in its Articles of
                                     Amendment and Restatement that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund. The By-Laws provide for a staggered election of those Directors who are elected by the holders of Common Stock, with such Directors divided into three classes, each having a term of three years.
                                     Accordingly, only those Directors in one class may be changed in any one year and it would require two years to change a majority of the Board of Directors. This system of electing Directors may be regarded as having an anti-takeover effect, and may have the effect of maintaining the continuity of management and thus may make it more difficult for the Fund's
                                     Stockholders to change the majority of
                                     Directors.

                                     Articles Supplementary approved by the
                                     Board of Directors subject the Fund to
                                     certain provisions of the Maryland General
                                     Corporation Law with respect to unsolicited
                                     takeovers. These provisions limit the
                                     ability of stockholders to remove
                                     directors, provide that the number of
                                     directors may be fixed only by the Board,
                                     provide that certain vacancies on the Board
                                     of Directors may be filled only by the vote
                                     of the remaining directors, and limit the
                                     ability of stockholders to call a special
                                     meeting of stockholders. See "Capital Stock
                                     - Certain Provisions of the Articles,
                                     By-Laws and Articles Supplementary."
--------------------------------------------------------------------------------

                                  FUND EXPENSES

Shareholder Transaction Expenses
     Sales Load (as a percentage of the Subscription Price)/(1)/ ..........................    3.75%
     Dividend Reinvestment and Cash Purchase Plan Fees ....................................     None

Annual Expenses (as a percentage of net assets attributable to the Common Stock/(2)/
     Management Fee .......................................................................    0.__%
     Administrative Fee ...................................................................    0.__%
     Other Expenses/(3)/ ..................................................................    0.__%
                                                                                               -----
     Total Annual Expenses/(4)/ ...........................................................        %
                                                                                               =====

____________________
(1) The Fund has agreed to pay the Dealer Managers a fee for their financial advisory, marketing and soliciting services equal to an aggregate of 3.75% of the aggregate Subscription Price for the Shares issued pursuant to an aggregate of the Offer and to reimburse the Dealer Managers for their out-of-pocket expenses up to $150,000. In addition, the Fund has agreed to pay a fee to each of the Subscription Agent and the Information Agent estimated to be $[______] and $327,000, respectively, which includes reimbursement for their out-of-pocket expenses related to the Offer. Total offering expenses are estimated to be $__________, which assumes that the Offer is fully subscribed. These fees will be borne by the Fund and indirectly by all of the Fund's Stockholders, including those who do not exercise their Rights. See "Distribution Arrangements."

(2) Fees payable under the Management Agreement and Administration Agreement are calculated on the basis of the Fund's average weekly net assets applicable to the Fund's Common and Preferred Stock. See "Management Agreement and Advisory Agreement" and "Administration Agreement." "Other Expenses" have been estimated for the current fiscal year.

(3) Other Expenses include amounts paid to Aberdeen Asset Management Investor Relations, an affiliate of the Fund's Investment Manager and Investment Adviser, for investor relations services.

(4) The indicated ____% expense ratio assumes that the Offer is fully subscribed, yielding estimated net proceeds of approximately $___________ (assuming a Subscription Price of $____) and that, as a result, based on the Fund's net assets of $________ million attributable to holders of Common Stock on [Record Date]; the net assets attributable to Stockholders would be $_______ million. It also assumes that net assets attributable to Stockholders will not increase or decrease due to currency fluctuations. The indicated ratio reflects all expenses of the Offer.

         The above table is intended to assist the Fund's investors in understanding the various costs and expenses associated with investing in the Fund through the exercise of Rights.

Hypothetical Example

         An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

            1 Year           3 Years              5 Years           10 Years
            ------           -------              -------           --------
              $__              $__                  $__8               $__

         This Hypothetical Example assumes that all dividends and other distributions are reinvested at NAV and that the percentage amounts listed under Annual Expenses above remain the same in the years shown. (See also Note (4) above for assumptions made in calculating the expenses in this Hypothetical Example.) The above tables and the assumption in the Hypothetical Example of a 5% annual return are required by regulation of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's shares. This Hypothetical Example reflects all recurring and non-recurring fees, including underwriting discounts and commissions. For more complete descriptions of certain of the Fund's costs and expenses, see "Management of the Fund," "Management Agreement and Advisory Agreement" and "Administration Agreement."

         This Hypothetical Example should not be considered a representation of past or future expenses, and the Fund's actual expenses may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS

     The following information, insofar as it relates to each year of the 10-year period ended October 31, 2001, has been audited by PricewaterhouseCoopers LLP, independent accountants for the Fund, whose reports thereon were unqualified. This information should be read in conjunction with the Financial Statements and Notes thereto and incorporated by reference in this Prospectus.

                                                 Six Months
                                                   Ended
                                                  April 30,                                          For the Year Ended October 31,
                                                    2002         2001            2000         1999         1998         1997
                                                 (unaudited)
Per Share Operating Performance:/(1)/
Net asset value per common share, beginning of
period.........................................  $     4.65      $     4.78      $     6.20   $     7.33   $     8.85   $     9.93
                                                 ----------      ----------      ----------   ----------   ----------   ----------
Net investment income..........................        0.20            0.53            0.60         0.67         0.82         0.87
Net realized and unrealized gain (loss) on
     investments and foreign currencies........        0.16           (0.01)          (1.28)       (0.35)       (1.45)       (0.96)
                                                 ----------      ----------      ----------   ----------   ----------   ----------
     Total from investment operations..........        0.36            0.52           (0.68)        0.32        (0.63)       (0.09)
                                                 ----------      ----------      ----------   ----------   ----------   ----------
Dividends from net investment income to
     preferred stockholders....................       (0.02)          (0.11)          (0.13)       (0.10)       (0.17)       (0.17)
Dividends from net investment income to common
     stockholders..............................       (0.22)          (0.22)          (0.39)       (0.63)       (0.51)       (0.82)
Tax return of capital distribution ............          --           (0.32)          (0.21)          --           --           --
Distributions from net capital and currency
     gains to preferred stockholders...........          --              --           (0.01)       (0.02)          --           --
Distributions from net capital and currency
     gains to common stockholders..............          --              --              --        (0.09)       (0.21)          --
                                                 ----------      ----------      ----------   ----------   ----------   ----------
     Total dividends and distributions.........       (0.24)          (0.65)          (0.74)       (0.84)       (0.89)       (0.99)
                                                 ----------      ----------      ----------   ----------   ----------   ----------
Capital reduction with respect to issuance of
     shares....................................          --              --              --        (0.61)          --           --
Increase resulting from Fund share
     repurchase ...............................          --/(2)/         --/(2)/         --           --           --           --
Net asset value per common
     share, end of period .....................  $     4.77      $     4.65      $     4.78   $     6.20   $     7.33   $     8.85
                                                 ==========      ==========      ==========   ==========   ==========   ==========
Market value per common share,
     end of period ............................  $     4.45      $     4.02      $     3.86   $     6.00   $    5.625   $    8.125
                                                 ==========      ==========      ==========   ==========   ==========   ==========
Number of shares of common stock outstanding
     (000 omitted).............................     264,699         266,782         267,377      267,377      194,744      194,744
Total Investment Return Based on:/(3)/
     Market value..............................       17.02%          18.74%         (26.73)%      20.96%      (23.19)%      (0.42)%
     Net asset value...........................        8.44%          10.91%         (12.19)%      (5.15)%      (8.10)%      (2.37)%
Ratios to Average Net Assets of Common
Stockholders/Supplementary Data:/(4)/
Expenses/(5)/..................................        1.53%           1.51%           1.36%        1.26%        1.47%        1.25%
Net investment income available to common
     stockholders..............................        7.85%           8.48%           8.22%        8.34%        8.51%        7.39%
Portfolio turnover rate........................          18%             47%             64%          89%          61%          85%
Net assets of common stockholders, end of
     Period (000 omitted.......................  $1,262,309      $1,241,841      $1,279,346   $1,657,365   $1,428,142   $1,723,025
Average net assets of common stockholders
     (000 omitted).............................  $1,237,975      $1,299,044      $1,530,638   $1,775,894   $1,485,690   $1,848,378
Senior securities (preferred stock)
     outstanding (000 omitted).................  $  600,000      $  600,000      $  600,000   $  600,000   $  600,000   $  600,000
Asset coverage of preferred stock
     at period-end ............................         312%            308%            316%         376%         338%         387%

                                                 1996        1995        1994         1993        1992
Per Share Operating Performance/(2)/
Net asset value per common share, beginning of
period.........................................  $     9.36  $     8.82  $    10.09   $     9.61  $  11.31
                                                 ----------  ----------  ----------   ----------  --------
Net investment income..........................        0.87        0.93        1.01         1.19      1.29
Net realized and unrealized gain (loss) on
     investments and foreign currencies........        1.13        1.16       (1.03)        0.58     (1.42)
                                                 ----------  ----------  ----------   ----------  --------
     Total from investment operations..........        2.00        2.09       (0.02)        1.77     (0.13)
                                                 ----------  ----------  ----------   ----------  --------
Dividends from net investment income to
     preferred stockholders....................       (0.14)      (0.17)      (0.12)       (0.11)    (0.14)
Dividends from net investment income to common
     stockholders..............................       (0.83)      (0.83)      (0.84)       (1.08)    (1.10)
Return of capital distribution tax ............         --          --          --           --        --
Distributions from net capital and currency
     gains to preferred stockholders...........       (0.02)      (0.01)      (0.01)       (0.01)    (0.01)
Distributions from net capital and currency
     gains to common stockholders..............       (0.03)      (0.15)      (0.17)       (0.08)    (0.29)
                                                 ----------  ----------  ----------   ----------  --------
     Total dividends and distributions.........       (1.02)      (1.16)      (1.14)       (1.28)    (1.54)
                                                 ----------  ----------  ----------   ----------  --------
Capital reduction with respect to issuance of
     shares....................................       (0.41)      (0.39)      (0.11)       (0.01)    (0.03)(6)
Increase resulting from Fund share
     repurchase ...............................          --          --          --           --        --
Net asset value per common share,
     end of period ............................  $     9.93  $     9.36  $     8.82   $    10.09  $   9.61
                                                 ==========  ==========  ==========   ==========  ========
Market value per common share,
     end of period ............................  $     8.94  $     9.31  $     9.56   $    10.25  $  10.00
                                                 ==========  ==========  ==========   ==========  ========
Number of shares of common stock outstanding
     (000 omitted).............................     194,560     155,079     123,476      104,036   101,804
Total investment return based on:/(3)/
     Market value..............................        5.59%       8.78%       3.32%       15.00%     4.11%
     Net asset value...........................       16.73%      18.54%      (3.19)%      17.80%    (3.22)%
Ratios to Average Net Assets of Common
Stockholders/Supplementary Data:/(4)/
Expenses/(5)/..................................        1.29%       1.47%       1.41%        1.44%     1.43%
Net investment income available to common
     stockholders..............................        7.71%       8.96%       9.48%       11.00%    10.89%
Portfolio turnover rate........................          63%         50%         34%          23%       17%
Net assets of common stockholders, end of
     period Period (000 omitted)...............  $1,931,894  $1,452,205  $1,088,631   $1,050,084  $977,933
Average net assets of common stockholders
     (000 omitted).............................  $1,627,916  $1,201,383  $1,174,394   $1,011,324  $938,072
Senior securities (preferred stock)
     outstanding (000 omitted).................  $  600,000  $  475,000  $  400,000   $  350,000  $300,000
Asset coverage of preferred stock
     at period-end ............................         422%        406%        372%         400%      426%

-------------------------

/(1)/     Calculated based upon average shares outstanding during the period.

/(2)/     Less than $0.005 per share.

/(3)/ Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.

/(4)/ Ratios are calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common stockholders. Expense ratios relative to the average net assets of common and preferred stockholders are 1.03%, 1.03%, 0.98%, 0.95%, 0.95%, 0.94%, 1.05%,
          1.05%, 1.07, and 1.08, respectively. Ratios to average net assets of net investment income before preferred stock dividends are 8.86%, 10.76%, 10.52%, 9.79%, 10.72%, 9.17%, 9.16%, 10.83%, 10.68%, and
          12.13%, respectively. Ratios to average net assets of preferred stock dividends are 1.01%, 2.28%, 2.30%, 1.45%, 2.21%, 1.78%, 1.45%, 1.87%,
          1.20% and 1.13%, respectively.

/(5)/     Includes expenses of both preferred and common stock.

/(6)/ Includes rights offering costs and dealer manager fees of $0.06 per share offset by an increase to net asset value of $0.03 per share resulting from issuing the shares at $9.75 per share.

Note: Contained above is operating performance for a share of Common Stock outstanding, total investment return, ratios to average net assets of Stockholders and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's Common Stock.

                                    THE OFFER

Terms of the Offer

         The Fund is issuing to Record Date Stockholders transferable Rights to subscribe for an aggregate of [# of shares] Shares. Each Record Date Stockholder is being issued one transferable Right for each whole share of Common Stock owned on the Record Date. The number of Rights issued to a Record Date Stockholder will be rounded up to the nearest number of Rights evenly divisible by __. In the case of shares of Common Stock held of record by Cede & Co. ("Cede"), as nominee for the Depository Trust Company ("DTC"), or any other depository or nominee, the number of Rights issued to Cede or such other depository or nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by __) of the Rights to be received by beneficial owners for whom it is the holder of record only if Cede or such other depository or nominee provides to the Fund on or before the close of business on ______, 2002 a written representation of the number of Rights required for such rounding.

         The Rights entitle the Stockholder to acquire at the Subscription Price one Share for every __ Rights held (1-for-__). Rights may be exercised at any time during the Subscription Period, which commences on [Start Subscription Period] and ends at 5:00 p.m., New York City time, on [Expiration Date], unless extended by the Fund ("Expiration Date"). A Stockholder's right to acquire, during the Subscription Period at the Subscription Price, one Share for every __ Rights held is hereinafter referred to as the "Primary Subscription." A Stockholder who exercises Rights pursuant to the Primary Subscription is hereinafter referred to as an "Exercising Stockholder." The Rights will be listed for trading on the AMEX under the symbol "FAX.R" during the course of the offering. The Shares, once issued, will be listed on the AMEX and the PSE under the symbol "FAX." The Rights will be evidenced by subscription certificates which will be mailed to Record Date Stockholders, except as discussed below under "Foreign Stockholders."

         The Rights are transferable among Record Date Stockholders and non-Record Date Stockholders. Holders of Rights who are not Record Date Stockholders ("Rights Holders") may purchase Shares in the Primary Subscription, but are not entitled to subscribe for Shares pursuant to the Over-Subscription Privilege described below. Record Date Stockholders and Rights Holders purchasing Shares in the Primary Subscription and Record Date Stockholders who purchase Shares pursuant to the Over-Subscription Privilege are hereinafter referred to as "Exercising Rights Holders."

         Shares not subscribed for in the Primary Subscription will be offered, pursuant to the Over-Subscription Privilege, to those Record Date Stockholders who have exercised all Rights issued to them and who wish to acquire more than the number of Shares they are entitled to purchase pursuant to the exercise of their Rights. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, as more fully discussed below under "The Offer-Over-Subscription Privilege." For purposes of determining the number of Shares a Stockholder may acquire pursuant to the Offer, broker-dealers, trust companies, banks or others whose Shares are held of record by Cede or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or the other depository or nominee on their behalf.

         The first regular monthly distribution to be paid on Shares acquired upon exercise of Rights will be the first monthly distribution the record date for which occurs after the issuance of those Shares. The record date for distributions is generally the last business day of the month in which the distribution is declared. It is the Fund's present policy to pay distributions on the Friday nearest the middle of the month following the record date for such distribution. As a result of the timing of the Offer, with respect to Shares issued in connection with Rights exercised before the end of the Subscription Period, it is expected that the first distribution received by the holders of those Shares will be paid in mid-[month year]. With respect to Shares issued in connection with Rights exercised after the end of the Subscription Period, it is expected that the first distribution received by the holders of those Shares will be paid in mid-[month year].

         There is no minimum number of Rights which must be exercised in order for the Offer to close.

Background

         The Fund seeks to maintain a stable monthly cash distribution consistent with its investment objective of seeking current income. To this end, in February 1989, the Fund began paying a regular monthly distribution in place of the previous quarterly payments and, in September 1993, the Fund adopted a policy of supplementing monthly distributions paid out of available net investment income with realized capital gains. In September 1999, the Fund adopted a managed distribution policy that calls for supplementing monthly distributions paid out of available net investment income with realized capital gains and returns of paid-in capital to the extent necessary to maintain a stable monthly distribution rate. As interest rates have fallen in Australia, on the basis of the advice of the Investment Manager and Investment Adviser, the Fund's Board of Directors from time to time has reduced the level of monthly distribution payments (principally downward) to reflect the then-current interest rate environment. The last reduction occurred in February 2002, when the regular monthly distribution was reduced from 4.5 cents per share of Common Stock to 3.5 cents per share of Common Stock.

         In August 1997, in order to address the prospect of declining distributions, the Fund's Investment Manager and Investment Adviser, proposed to the Board of Directors that the Fund's investment policies be expanded to enable the Fund to invest up to 35% of its assets in Asian debt securities. The Investment Manager and Investment Adviser indicated that in their view the relatively high level of interest rates then available in Asian markets compared with interest rates then available in Australia and New Zealand offered an attractive opportunity to increase the Fund's net investment income above the then current level, although they also emphasized that this would introduce an extra element of risk in implementing the Fund's investment objective. After in-depth consideration, the Fund's Board determined to recommend to the Fund's Common and Preferred Stockholders that the Fund's investment policies and investment structure be amended in order to enable the Fund to invest up to 35% of its assets in Asian debt securities. That proposal was approved by the Common and Preferred stockholders on May 14, 1998.

         The introduction of Asian bonds into the portfolio in 1998 contributed significantly to yield, currency and capital gains. The portfolio's Asian bond exposure has incorporated both U.S. dollar denominated Asian bonds (Yankees) and Asian currency-denominated bonds. This diversification has partly shielded the portfolio from the negative impact of the depreciation, versus the U.S. dollar, of the Australian dollar over the past four years. The Investment Manager and Investment Adviser believed that it would be desirable to extend the investment mandate to boost earnings.

         In December 2000, the Investment Manager and Investment Adviser proposed to the Board of Directors that the Fund's investment objective and policies be further amended to permit the Fund to increase its investments in Asian debt securities to 80% of the Fund's total assets. The Investment Manager and Investment Adviser indicated that, related to this proposal, they would also recommend that the Fund: (i) increase the percentage of the Fund's total assets permitted to be invested in securities rated below investment grade; (ii) have the ability to invest in securities rated below B-; (iii) increase its then current geographic and currency limits; and (iv) adjust its derivatives constraints in line with the proposed new geographic and currency limits. The Investment Manager and Investment Adviser indicated that, in their view, the relatively higher level of interest rates available in Asian markets compared with interest rates then available in Australia and New Zealand offered an attractive opportunity to enhance the Fund's earnings. The Investment Manager and Investment Adviser suggested several scenarios, which were not mutually exclusive, by which the Fund could implement an increased exposure into Asia, including the sale of portfolio securities, the use of proceeds from maturing Australian debt securities, or the raising of additional capital. The Board considered the funding scenarios presented by the Investment Manager and Investment Adviser, and also noted that the Investment Manager and Investment Adviser did not envisage investing the maximum allowable percentage of 80% of the Funds assets immediately upon obtaining stockholder approval of the proposal. The Investment Manager and Investment Adviser proposed to implement the increased investment in Asian debt securities gradually, with an initial target of 50% investment in Asia over the 18 months following stockholder approval.

Purpose of the Offer

         Following approval by the Common and Preferred stockholders in June 2001, the Investment Manager and Investment Adviser began a thorough analysis of how best to implement the increased investment in Asian debt securities in terms of both the timing of investment and its appropriate funding. The Fund's increased investment in Asian debt securities has been constrained by the fact that the Fund could potentially have to realize significant foreign exchange losses if Australian securities are sold or mature and the proceeds are converted into the relevant Asian local currencies or into U.S. dollars in order to purchase Asian debt securities. However, by using the proceeds of a rights offering rather than reallocating assets currently in its portfolio, the Fund would not necessarily have to realize the substantial foreign exchange losses that might otherwise be realized if the portfolio were internally restructured.

         At the regularly scheduled meeting of the Board of Directors held on June 19, 2002, the Investment Manager proposed that the Directors consider approval of a rights offering, and outlined the reasons therefor. The Directors determined that, prior to the next regularly scheduled meeting of the Board of Directors to be held in September 2002, the Rights Offering Committee of the Board should evaluate a formal proposal of the Investment Manager and the Investment Adviser. The Directors agreed that the Rights Offering Committee should consider the benefits and costs to the Fund's existing stockholders, including the dilutionary impact of a rights offering relative to the other options available to the Fund, before making a recommendation to the Board. The Rights Offering Committee is composed of four Directors: Messrs. Neville J. Miles, William J. Potter, Peter D. Sacks and John T. Sheehy, who are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940
Act) of the Fund, the Investment Manager, the Investment Adviser or the Dealer Managers.

         In August 2002, the Investment Manager and Investment Adviser jointly prepared a lengthy written report addressing the timing of further investments in Asian debt securities and the most appropriate method of funding any further investments in light of then current market conditions ("Aberdeen Report"). The Aberdeen Report concluded that further investments in Asian debt securities should be funded using a combination of (i) the proceeds of selective selling of existing Australian assets to purchase increased Asian and New Zealand domestic bonds; and (ii) the proceeds of a rights offering to fund further investment in Asian Yankee bonds. The Aberdeen Report presented a variety of ratios of number of rights to number of outstanding shares for the Board of Directors to consider when determining whether to approve the Offer.

         The Aberdeen Report was first circulated to the members of the Rights Offering Committee for their review. Subsequently, on August 22, 2002, the Rights Offering Committee met with representatives of the Investment Manager and the Investment Adviser to consider the Aberdeen Report. On August 27, 2002, the Rights Offering Committee again met with representatives of the Investment Manager and the Investment Adviser, together with representatives of a potential dealer manager. During both of these meetings, as well as on other occasions, the members of the Rights Offering Committee had the opportunity to consult with counsel to the Independent Directors of the Fund ("Independent Counsel"), as well as with counsel to the Fund, the Investment Manager and the Investment Adviser ("Fund Counsel). After extensive discussions, the Rights Offering Committee agreed to recommend to the full Board that the Fund proceed with the Offer. The Aberdeen Report was then circulated to the full Board of Directors, together with the recommendation of the Rights Offering Committee.

         The full Board considered the matter at its regular quarterly meeting held on September 12, 2002. The members of the Rights Offering Committee reviewed with the full Board the provisions of the Aberdeen Report, and explained the reasons why the Committee had determined to recommend that the Board approve the Offer. The Directors then engaged in an extensive discussion regarding the proposal and the Aberdeen Report with representatives of the Investment Manager and the Investment Adviser. During this meeting, as well as on other occasions, the independent directors had the opportunity to consult with Independent Counsel and Fund Counsel. The Board determined, by the unanimous vote of all of the Directors who are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund, the Investment Manager, the Investment Adviser or the Dealer Managers, as well as the unanimous vote of the full Board, to authorize the Fund to engage in a rights offering. The Directors authorized the members of the Rights Offering Committee to make further determinations regarding the terms and structure of the Offer, upon consultation with the representatives of the Investment Manager and the Investment Adviser, the dealer managers, Independent Counsel and Fund Counsel.

         On October 3, 2002, the members of the Rights Offering Committee met with representatives of the Investment Manager, the Investment Adviser, a potential dealer manager, Independent Counsel and Fund Counsel. A lengthy discussion was held, during which the Committee determined that the reasons for the Fund to engage in the Offer remained compelling. The Committee agreed to recommend to the full Board that the Fund proceed with the Offer and file a registration statement with the SEC. The Board subsequently unanimously approved proceeding with the Offer and filing the registration statement.

         The Investment Manager and Investment Adviser believe that an increase in the size of the Fund should result in an incidental modest reduction in the Fund's expense ratio, which would be of long-term benefit to Stockholders. The Offer also seeks to reward Stockholders by giving them the right to purchase additional Shares at a discount, although Stockholders who do not fully exercise their Rights will own, upon completion of the Offer, a smaller proportional interest in the Fund than they owned prior to the Offer. See "The Offer" and "Risk Factors and Special Considerations."

         THERE CAN BE NO ASSURANCE THAT THE FUND OR ITS STOCKHOLDERS WILL ACHIEVE ANY OF THE FOREGOING OBJECTIVES OR BENEFITS THROUGH THE OFFER.

         The Board of Directors has also considered the impact of the Offer on the Fund's NAV per share. The Subscription Price per share is $____, which represents a ____% discount to the Fund's NAV per share as of _________, 2002 [(the last trading date on which the Fund publicly reported its net asset value prior to the date of this Prospectus)]. Assuming that all rights are exercised and there is no change in the Fund's NAV per share, the Offer (after expenses) should result in a decrease in the Fund's NAV per share, and, therefore, the Offer (after expenses) is expected to result in a dilution to the Fund's NAV per share, which could be substantial. Although the Fund has sought to restrict potential dilution, the extent of dilution depends on the amount, if any, by which the Subscription Price less fees paid to the Dealer Managers and other expenses of the Offer represents a discount to NAV on the date new Shares are issued.

         In determining that the Offer was in the best interests of the Fund and its stockholders, the Board of Directors retained the Dealer Managers to provide the Fund with financial advisory, marketing and soliciting services related to the Offer, including the structure, timing and terms of the Offer. In addition to the foregoing, the Board of Directors considered, among other things, using a variable pricing versus fixed pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the effect on the Fund if the Offer is under-subscribed and the experience of the Dealer Managers in conducting rights offerings.

         The Fund has made five prior rights offerings which the Investment Manager and Investment Adviser believe had a generally favorable effect on returns to Common Stock holders. In each case, tactical investment of the proceeds enabled the Fund to continue to make distributions despite declining interest rates. In the case of the 1992 rights offering, the 1995 rights offering, the 1996 rights offering and the 1998 rights offering, the Fund used the net proceeds to capture higher yields then available, and in 1993 it sought to reduce the Fund's exposure to long-term securities in order to reduce volatility in the Fund's NAV in a period of changing market conditions.

         In the case of the Fund's prior rights offerings in 1992, 1994, 1995 and 1996, the Fund sought to emphasize investment in the Australian Eurobond market and to provide modest reductions in the Fund's expense ratio. In this respect, overall, the Fund's investment in Australian dollar Eurobonds rose from 15.8% of its total assets at October 31, 1992, immediately prior to the investment of the proceeds of the 1992 offering, to 24% of the Fund's total assets at January 31, 1994, the last day of the quarter in which the proceeds of the 1993 offer were invested. Prior to the 1995 rights offering, 33.8% of the Fund's total assets were invested in Eurobonds. Following the investment of the proceeds of that offering, the Fund's holding in Eurobonds represented 36.9% of its assets. Immediately prior to the 1996 rights offering, 26.24% of the Fund's total assets were invested in Eurobonds. Following the investment of the proceeds of the 1996 rights offering, the Fund's holding in Eurobonds represented 28.2% of its assets at October 31, 1996 and 30.8% of its assets at April 30, 1997. The Fund intends to continue its investment approach of emphasizing the Eurobond markets, where securities are exempt from the 10% withholding tax imposed on domestic Australian issues. See "Taxation - Australian Taxes."

         The Fund's expense ratio was also favorably affected by the rights offerings. For the six months ended April 30, 2002 and the ten fiscal years ended October 31, 2001, 2000, 1999, 1998, 1997, 1996, 1995, 1994, 1993 and 1992,
the Fund's annualized expense ratios were, respectively, 1.53%, 1.51%, 1.36%, 1.26%, 1.47%, 1.25%, 1.29%, 1.47%, 1.41%, 1.44% and 1.43%, compared with expense ratios of 1.59% and 1.54% for the 1991 and 1990 fiscal years. In the opinion of the Investment Adviser, the expense ratios for the 1999, 1997, 1996, 1995, 1994 and 1992 fiscal years (which are the fiscal years in which the proceeds of the 1998, 1996, 1995, 1993 and 1992 rights offerings were invested) were favorably affected by the rights offerings, since the proceeds served to offset a decrease in the total net assets of the Fund in those years occasioned by unfavorable currency and market value movements.

         Although the Fund has sought to restrict potential dilution, the extent of dilution depends on the amount, if any, by which the Subscription Price less fees paid to the Dealer Managers and other expenses of the Offer represents a discount to NAV on the date new Shares are issued. The dilution was $0.03 per share in the 1992 offering, $0.11 per share in the case of the 1993 offering, $0.38 per share in the case of the 1995 offering, $0.40 per share in the case of the 1996 offering, and $0.61 per share in the case of the 1998 offering.

         Because their fees are based on the magnitude of the Fund's assets, the Fund's Investment Manager and Investment Adviser, as well as the Administrator, will benefit from the Offer. See "Management Agreement and Advisory Agreement." It is not possible to state precisely the amount of additional compensation these entities will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the net proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value.

         Although the Board of Directors has no present intention of proposing further rights offerings or further Preferred Stock offerings, the Board may consider, from time to time, making additional offerings when, in its view, investment opportunities are presented that lend themselves to the investment of new funds and further rights offerings or further Preferred Stock offerings would be in the best interests of the Fund and its stockholders. Any rights offerings will be made in accordance with the 1940 Act, but may or may not be made on terms similar to the Offer.

Over-Subscription Privilege

         Shares not subscribed for by Record Date Stockholders or Rights Holders ("Excess Shares") will be offered, by means of the Over-Subscription Privilege, to the Record Date Stockholders who have exercised all exercisable Rights issued to them and who wish to acquire more than the number of Shares for which the Rights issued to them are exercisable. Record Date Stockholders should indicate, on the Subscription Certificate which they submit with respect to the exercise of the Rights issued to them, how many Excess Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Excess Shares remain, all Record Date Stockholders over-subscription requests will be honored in full. If Record Date Stockholder requests for Shares pursuant to the Over-Subscription Privilege exceed the Excess Shares available, the available Excess Shares will be allocated pro-rata among Record Date Stockholders who oversubscribe based on the number of Rights originally issued to such Record Date Stockholders. The percentage of remaining Shares each over-subscribing Exercising Stockholder may acquire will be rounded down to result in delivery of whole Shares. The allocation process may involve a series of allocations to assure that the total number of Shares available for over-subscriptions is distributed on a pro-rata basis.

         Banks, brokers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent, before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner's Primary Subscription was exercised in full. Nominee Holder Over-Subscription Forms and Beneficial Owner Certification Forms will be distributed to banks, brokers, trustees and other nominee holders with the Subscription Certificates.

         The Fund will not offer or sell in connection with the Offer any Shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

         The Fund has been advised that certain Directors that own shares in the Fund, who owned _____ shares in the aggregate on the Record Date, intend to exercise all of the Rights initially issued to them. If additional Shares remain after all over-subscriptions other than the over-subscriptions submitted by these Directors are honored in full, such Directors may purchase all or any of the remaining Shares. If additional Shares do not remain after all over-subscriptions by Stockholders other than such Directors are honored, then such Directors will not receive Shares pursuant to the Over-Subscription Privilege. Rule 144 under the Securities Act of 1933, as amended ("1933 Act"), generally provides that an "affiliate" of the Fund is entitled to sell, within any three-month period, a number of shares that does not exceed the greater of 1% of the then outstanding shares of Common Stock or the average weekly reported trading volume of the Common Stock during the four calendar weeks preceding the sale. Sales under Rule 144 are also subject to certain restrictions on the manner of sale, to notice requirements and to the availability of current public information about the Fund. In addition, any profit resulting from a Director's sale of shares within a period of less than six months from the purchases may have to be returned to the Fund.

The Subscription Price

         The Subscription Price for the Shares to be issued pursuant to the Offer will be $____ per Share.

         The Fund announced the Offer after the close of trading on the AMEX on _______, 2002. The net asset value per share of Common Stock at the close of business on _______, 2002 (the last trading date on which the Fund publicly reported its net asset value prior to the announcement) and on ____________, 2002 (the last trading date on which the Fund publicly reported its net asset value prior to the date of this Prospectus) was $_____ and $_____, respectively, and the last reported sales price of a share of the Fund's Common Stock on the AMEX on those dates was $_____ and $______, respectively.

Expiration of the Offer

         The Offer will expire at 5:00 p.m., New York City time, on [Expiration Date], 2002, unless extended by the Fund. The Rights will expire on the Expiration Date and thereafter may not be exercised.

         Any extension of the Offer will be followed as promptly as practicable by announcement thereof, and in no event later than 9:00 a.m., New York City time, on the next business day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.

Subscription Agent

         The subscription agent is [name] ("Subscription Agent"). The Subscription Agent will receive for its administrative, processing, invoicing and other services as Subscription Agent, a fee estimated to be approximately $[_______] which includes reimbursement for all out-of-pocket expenses related to the Offer. The Subscription Agent is also the Fund's transfer agent, dividend-paying agent and registrar for the Common Stock. Questions regarding the Subscription Certificates should be directed by mail to [name] [address] or by telephone to [telephone number] (toll free). STOCKHOLDERS MAY ALSO SUBSCRIBE FOR THE OFFER BY CONTACTING THEIR BROKER-DEALER, TRUST COMPANY, BANK, OR OTHER NOMINEE.

         Completed Subscription Certificates must be sent together with proper payment of the Subscription Price for all Shares subscribed for in the Primary Subscription and the Over-Subscription Privilege (for Record Date Stockholders) to [name] by one of the methods described below. Alternatively, Notices of Guaranteed Delivery may be sent by facsimile to (____) ____-______ to be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Facsimiles should be confirmed by telephone at (____) ____-______. The Fund will accept only properly completed and executed Subscription Certificates actually received at any of the addresses listed below, prior to 5:00 p.m., New York City time, on the Expiration Date or by the close of business on the third business day after the Expiration Date following timely receipt of a Notice of Guaranteed Delivery. See "Payment for Shares" below.

================================================================================
    Subscription Certificate
        Delivery Method                                   Address/Number
================================================================================

================================================================================
    Subscription Certificate
        Delivery Method                            Address/Number
--------------------------------------------------------------------------------
By Notice of Guaranteed Delivery     Contact your broker-dealer, trust company,
                                     bank, or other nominee to notify the Fund of your intent to exercise the Rights.

--------------------------------------------------------------------------------
By First Class Mail Only             Aberdeen Asia-Pacific Income Fund, Inc.
                                     [name of subscription agent]
(No Overnight /Express Mail)         [address]
--------------------------------------------------------------------------------
By Hand to New York Delivery Window  Aberdeen Asia-Pacific Income Fund, Inc.
                                     Securities Transfer & Reporting Services,
                                     Inc.
                                     [name of subscription agent]
                                     [address]
--------------------------------------------------------------------------------
By Express Mail or Overnight Courier Aberdeen Asia-Pacific Income Fund, Inc.
                                     [name of subscription agent]
                                     [address]
================================================================================

         DELIVERY TO AN ADDRESS OTHER THAN ONE OF THE ADDRESSES LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

Information Agent

         Any questions or requests for assistance concerning the method of subscribing for Shares or for additional copies of this Prospectus or Subscription Certificates or Notices of Guaranteed Delivery may be directed to the Information Agent at its telephone number and address listed below:

                     The Information Agent for the Offer is:

                              Georgeson Shareholder
                              Communications, Inc.

                                 17 State Street
                               New York, NY 10004
                     Toll Free: (800) ____-_____, Ext. ____
                                       or
                        Call Collect: (____) _____-______

         Stockholders may also contact their brokers or nominees for information with respect to the Offer. The Information Agent will receive a fee estimated to be $327,000, which includes reimbursement for its out-of-pocket expenses related to the Offer.

Methods for Exercising Rights

         Rights are evidenced by Subscription Certificates that, except as described below under "Foreign Restrictions," will be mailed to Record Date Stockholders or, if a Stockholder's shares are held by Cede or any other depository or nominee on their behalf, to Cede or such depository or nominee. Rights may be exercised by completing and signing the Subscription Certificate that accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment in full for the Shares at the Subscription

Price by the Expiration Date. Rights may also be exercised by contacting your broker, banker or trust company, who can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and executed Subscription Certificate pursuant to a Notice of Guaranteed Delivery by the close of business on the third Business day after the Expiration Date. A fee may be charged for this service. Completed Subscription Certificates and related payments must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on or before the Expiration Date (unless payment is effected by means of a Notice of Guaranteed Delivery as described below under "Payment for Shares") at the offices of the Subscription Agent at the address set forth above. Fractional shares will not be issued upon the exercise of Rights.

         Exercising Stockholders Who Are Record Owners. Exercising Stockholders who are owners of record may choose either option set forth under "Payment for Shares" below. If time is of the essence, alternative (2) will permit delivery of the Subscription Certificate and payment after the Expiration Date.

         Stockholders Whose Shares Are Held by a Nominee. Stockholders whose shares of Common Stock are held by a nominee, such as a bank, broker or trustee, must contact that nominee to exercise their Rights. In that case, the nominee will complete the Subscription Certificate on behalf of the Stockholder and arrange for proper payment by one of the methods set forth under "Payment for Shares" below.

         Nominees. Nominees who hold shares of Common Stock for the account of others should notify the respective beneficial owners of the shares as soon as possible to ascertain the beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment as described below under "Payment for Shares" below.

         All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of subscription forms and the Subscription Price will be determined by the Fund, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. The Fund reserves the right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of Fund's counsel, be unlawful.

Payment for Shares

         Stockholders who wish to acquire Shares pursuant to the Offer may choose between the following methods of payment:

              1. An Exercising Rights Holder may send the Subscription Certificate together with payment for the Shares acquired in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege (for Record Date Stockholders) to the Subscription Agent based on the Subscription Price of $____ per Share. To be accepted, the payment, together with the executed Subscription Certificate, must be received by the Subscription Agent at one of the Subscription Agent's offices set forth above, prior to 5:00 p.m., New York City time, on the Expiration Date. The Subscription Agent will deposit all funds received by it for the purchase of Shares into a segregated interest-bearing account (the interest from which will accrue to the benefit of the Fund) pending proration and distribution of Shares. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN U.S. DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK OR BRANCH LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO ABERDEEN ASIA-PACIFIC INCOME FUND, INC. AND MUST ACCOMPANY A PROPERLY COMPLETED AND EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED. EXERCISE BY THIS METHOD IS SUBJECT TO ACTUAL COLLECTION OF CHECKS BY 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, STOCKHOLDERS ARE

STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF A CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

                 2. Alternatively, an Exercising Rights Holder may acquire Shares, and a subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York City time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile or otherwise from a financial institution that is a member of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the NYSE Medallion Signature Program guaranteeing delivery of (i) payment of the Subscription Price of $____ per Share for the Shares subscribed for in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege (for Record Date Stockholders), and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate and full payment for the Shares is received by the Subscription Agent by the close of business on ___________, 2002, the third business day after the Expiration Date.

         On a date within eight business days following the Expiration Date ("Confirmation Date"), the Subscription Agent will send to each Exercising Rights Holder (or, if shares of Common Stock are held by Cede or any other depository or nominee, to Cede or such other depository or nominee) a confirmation showing (i) the number of Shares purchased pursuant to the Primary Subscription and (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege (for Record Date Stockholders). All payments by an Exercising Rights Holder must be in U.S. dollars by money order or check drawn on a bank or branch located in the United States and payable to ABERDEEN ASIA-PACIFIC INCOME FUND, INC.

         The Subscription Agent will deposit all funds received by it prior to the final payment date into a segregated interest-bearing account (which interest will accrue to the benefit of the Fund) pending proration and distribution of the Shares.

         WHICHEVER OF THE TWO METHODS DESCRIBED ABOVE IS USED, ISSUANCE OF THE SHARES PURCHASED IS SUBJECT TO COLLECTION OF CHECKS AND ACTUAL PAYMENT. If a holder of Rights who subscribes for Shares pursuant to the Primary Subscription or Over-Subscription Privilege (for Record Date Stockholders) does not make payment of any amounts due by the Expiration Date or the date guaranteed payments are due under a notice of guaranteed delivery, the Subscription Agent reserves the right to take any or all of the following actions: (i) find other Record Date Stockholders for such subscribed and unpaid for Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Primary Subscription and/or Over-Subscription Privilege, and/or (iii) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares.

         THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE FUND WILL BE AT THE ELECTION AND RISK OF THE EXERCISING RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

         All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Subscription Agent will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

     EXERCISING RIGHTS HOLDERS WILL HAVE NO RIGHT TO RESCIND THEIR SUBSCRIPTION AFTER RECEIPT OF THEIR PAYMENT FOR SHARES BY THE SUBSCRIPTION AGENT, EXCEPT AS PROVIDED BELOW UNDER "NOTICE OF NAV DECLINE."

Sale of Rights

     The Rights are Transferable until the Expiration Date. The Rights will be listed for trading on the AMEX, subject to notice of issuance. The Fund will use its best efforts to ensure that an adequate trading market for the Rights will exist, although no assurance can be given that a market for the Rights will develop. Trading in the Rights on the AMEX is expected to be conducted on a "when issued" basis beginning on or about __________, 2002, until and including on or about ___________, 2002, and thereafter are expected to trade on a "regular-way" basis until and including ____________, 2002, the last business day prior to the Expiration Date. Exercising Rights Holders are encouraged to contact their broker, bank or financial advisor for more information about trading of the rights.

     Sales Through Subscription Agent and Dealer Managers. Record Date Stockholders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised Rights through or to the Dealer Managers. Subscription Certificates representing the Rights to be sold through or to the Dealer Managers must be received by the Subscription Agent on or before ____________, 2002, (or if the offer is extended, until two business days prior to the Expiration Date). Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will ask the Dealer Managers either to purchase or to use its best efforts to complete the sale and the Subscription Agent will remit the proceeds of sale to the selling Record Date Stockholder. If the Rights can be sold, sales of such Rights will be deemed to have been effected at the weighted-average price received by the Dealer Managers on the day such Rights are sold. The sale price of any Rights sold to the Dealer Managers will be based upon the then current market price for the Rights. The Dealer Managers will also attempt to sell all Rights which remain unclaimed as a result of Subscription Certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the fourth business day prior to the Expiration Date. The Subscription Agent will hold the proceeds from those sales for the benefit of such non-claiming Record Date Stockholders until such proceeds are either claimed or revert to the state. There can be no assurance that the Dealer Managers will purchase or be able to complete the sale of any such Rights and neither the Fund nor the Dealer Managers has guaranteed any minimum sales price for the Rights. If a Record Date Stockholder does not utilize the services of the Subscription Agent and chooses to use another broker-dealer or other financial institution to sell Rights, then the other broker dealer or financial institution may charge a fee to sell the Rights.

     Other Transfers. The Rights evidenced by a Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new Subscription Certificate to the transferee evidencing such transferred Rights. In such event, a new Subscription Certificate evidencing the balance of the Rights, if any, will be issued to the Record Date Stockholder or, if the Record Date Stockholder so instructs, to an additional transferee. The signature on the Subscription Certificate must correspond with the name as written upon the face of the Subscription Certificate in every particular, without alteration or enlargement, or any change. A signature guarantee must be provided by an eligible financial institution as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended ("1934 Act"), subject to the standards and procedures adopted by the Fund.

     Record Date Stockholders wishing to transfer all or a portion of their Rights should allow at least five business days prior to the Expiration Date for: (i) the transfer instructions to be received and processed by the Subscription Agent; (ii) a new Subscription Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained Rights, if any; and (iii) the Rights evidenced by such new Subscription Certificate to be exercised or sold by the recipients thereof. Neither the Fund nor the Subscription Agent nor the Dealer Managers shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

     Except for the fees charged by the Subscription Agent and Dealer Managers (which will be paid by the Fund), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of such commissions, fees or expenses will be paid by the Fund, the Subscription Agent or the Dealer Managers.

     The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Primary Subscription (but not the Over-Subscription Privilege) may be effected through, the facilities of DTC. Rights exercised through DTC are referred to as "DTC Exercised Rights." Record Date Stockholders of DTC Exercised Rights may exercise the Over-Subscription Privilege in respect of such DTC Exercised Rights by properly executing and delivering to the Subscription Agent, at or prior to 5:00 p.m., New York City time, on the Expiration Date, a Nominee Holder Over-Subscription Subscription Certificate or a substantially similar form satisfactory to the Subscription Agent, together with payment of the Subscription Price for the number of Shares for which the Over-Subscription Privilege is to be exercised.

Foreign Restrictions

     Subscription Certificates will not be mailed to Record Date Stockholders whose record addresses are outside the United States (the term "United States" includes the states, the District of Columbia, and the territories and possessions of the United States) ("Foreign Record Date Stockholders"). Foreign Record Date Stockholders will receive written notice of he Offer. The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Stockholders' accounts until instructions are received to exercise the Rights. If no instructions have been received by 5:00 p.m., New York City time on __________, 2002, three business days prior to the Expiration Date, the Rights of those Foreign Record Date Stockholders will be transferred by the Subscription Agent to the Dealer Managers who will either purchase the Rights or use their best efforts to sell the Rights. The net proceeds, if any, from the sale of those Rights by or to the Dealer Managers will be remitted to Foreign Record Date Stockholders.

Notice of NAV Decline

     The Fund, as required by the SEC's registration form, will suspend the Offer until it amends this Prospectus if, subsequent to the date of this Prospectus, the Fund's NAV declines more than 10% from its

NAV as of that date. Accordingly, the Expiration Date would be extended and Fund would notify Record Date Stockholders of the decline and permit Exercising Rights Holders to cancel their exercise of Rights.

Delivery of Stock Certificates

     Participants in the Fund's Dividend Reinvestment and Cash Purchase Plan ("Plan") will have any Shares that they acquire pursuant to the Offer credited to their Stockholder dividend reinvestment accounts in the Plan. Stockholders whose Shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers' behalf will have any Shares that they acquire credited to the account of Cede or the other depository or nominee. With respect to all other Stockholders, stock certificates for all Shares acquired will be mailed after payment for all the Shares subscribed for has cleared, which may take up to 15 days from the date of receipt of the payment.

     The first regular monthly distribution to be paid on Shares acquired upon exercise of Rights will be the first monthly distribution the record date for which occurs after the issuance of the Shares. The Shares issued in the Offer will not be entitled to the distribution to be declared to Stockholders of record on [month day, year] which is payable in [month year]. Whether a Stockholder is entitled to the distribution to be declared to Stockholders of record on [month day, year] which is payable in [month year] will depend on the date Shares are actually issued to the Stockholder.

Federal Income Tax Consequences of the Offer

     For Federal income tax purposes, neither the receipt nor the exercise of the Rights by Stockholders will result in taxable income to holders of Common Stock, and no loss will be realized if the Rights expire without exercise.

     A Record Date Stockholder's basis in a Right will be zero unless either (i) the fair market value of the Right on the date of distribution is 15% or more of the fair market value of the Shares with respect to which the Right was distributed, or (ii) the Record Date Stockholder elects, in his or her Federal income tax return for the taxable year in which the Right is received, to allocate part of the basis of the Shares to the Right. If either of clauses (i) and (ii) is applicable, then if the Right is exercised, the Record Date Stockholder will allocate his or her basis in the Shares with respect to which the Right was distributed between the Shares and the Right in proportion to the fair market values of each on the date of distribution.

     The holding period of a Right received by a Record Date Stockholder includes the holding period of the shares of Common Stock with regard to which the Right is issued. If the Right is exercised, the holding period of the Shares acquired begins on the date the Right is exercised.

     If a Right is sold, a gain or loss will be realized by the holder in an amount equal to the difference between the basis of the Right sold and the amount realized on its disposition.

     A Record Date Stockholder's basis for determining gain or loss upon the sale of a Share acquired upon the exercise of a Right will be equal to the sum of the Record Date Stockholder's basis in the Right, if any, and the Subscription Price per Share. A Record Date Stockholder's gain or loss recognized upon a sale of a Share acquired upon the exercise of a Right will be capital gain or loss (assuming the Share was held as a capital asset at the time of sale) and will be long-term capital gain or loss if the Share is held for more than one year.

     The foregoing is a general summary of the material U.S. federal income tax consequences of the Offer under the provisions of the U.S. Internal Revenue Code of 1986, as amended ("Code"), and

Treasury regulations presently in effect that are generally applicable to Record Date Stockholders that are United States persons within the meaning of the Code, and does not cover foreign, state or local taxes. The Code and Treasury regulations are subject to change by legislative or administrative action, which may be retroactive. Exercising Rights Holders should consult their tax advisors regarding specific questions as to foreign, Federal, state or local taxes.

ERISA Considerations

     Stockholders who are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), Keogh or H.R. 10 plans of self-employed individuals and individual retirement accounts (collectively, "Retirement Plans") should be aware that additional contributions of cash to a Retirement Plan (other than rollover contributions or trustee-to-trustee transfers from other Retirement Plans) in order to exercise Rights would be treated as contributions to the Retirement Plan and, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions. In case of Retirement Plans qualified under Section 401(a) of the Code and certain other Retirement Plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. It may also be a reportable distribution and there may be other adverse tax and ERISA consequences if Rights are sold or transferred by a Retirement Plan.

     Retirement Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Section 511 of the Code. If any portion of an Individual Retirement Account ("IRA") is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

     ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules that may impact the exercise of Rights. Due to the complexity of these rules and the penalties for noncompliance, Retirement Plans should consult with their counsel and other advisers regarding the consequences of their exercise of Rights under ERISA and the Code.

                                 USE OF PROCEEDS

     If [# of shares] Shares are sold at the Subscription Price of $________, the net proceeds of the Offer are estimated to be approximately $____________, after deducting commissions and expenses payable by the Fund estimated at approximately $___________. The Investment Manager and Investment Adviser anticipate that investment of the net proceeds in Asian and New Zealand debt securities, in accordance with the Fund's investment objective and policies, will take approximately two to four months from their receipt by the Fund, depending on market conditions and the availability of appropriate securities. See "The Offer - Purpose of the Offer," "Investment Objective and Policies" and "Investment Restrictions."

     Pending such investment, the proceeds will be invested in U.S. government securities and other high-quality, short-term money market instruments, which is not in accordance with the Fund's primary investment objective. The Fund invests in various developing and developed markets whose liquidity may delay the investment of the proceeds in a manner consistent with the Fund's primary investment objective. There is a risk that the Fund will not be able to invest all of the proceeds within four months. To the extent that the Fund is not able to invest the proceeds within four months, the proceeds will continue to be invested in U.S. government securities. As a result of this short-term investment of the proceeds, a lower yield may be realized.

                                    THE FUND

     The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. It commenced operations in April 1986 and was the first publicly offered United States registered investment company organized to invest primarily in Australian debt securities. The Fund's investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. The Fund was incorporated under the laws of the State of Maryland on March 14, 1986 under the name "The First Australia Prime Income Fund, Inc." Effective May 1, 2001, the Fund's name was changed to "Aberdeen Asia-Pacific Income Fund, Inc." to reflect the fact that the Fund's Investment Manager and Investment Adviser had been acquired by Aberdeen Asset Management PLC in 2000, and to further reflect the Fund's new investment objective and policies approved by stockholders in 2001.

     In May 1998, the Fund's Common and Preferred stockholders approved a series of proposals allowing the Fund, among other things, to: (1) invest up to 35% of its assets in Asian debt securities; (2) invest in Asian debt securities for which there is no established relevant market; (3) invest up to 15% of its total assets in Asian debt securities rated, or considered by the Investment Manager to be, below investment grade at the time of investment, and to reduce the percentage of its investments in debt securities which are, or are considered by the Investment Manager to be, rated AA or A quality; and (4) utilize derivatives in furtherance of its investment objective and policies.

     In June 2001, the Fund's Common and Preferred Stockholders approved a series of proposals allowing the Fund, among other things, to: (1) increase to a maximum of 80% the Fund's investments in Asian debt securities; (2) reduce the minimum investment in Australian debt securities to 20%; (3) increase to a maximum of 35% the Fund's investments in Asian debt securities rated, or considered by the Investment Manager to be, below investment grade at the time of investment; (4) invest to a maximum of 10% in securities rated, or considered by the Investment Manager to be, below B-; and (5) expand the categories of derivatives which may be utilized by the Fund.

Description of Common Stock

     The Fund is authorized to issue 400,000,000 shares of Common Stock. Each share has equal voting, dividend, distribution and liquidation rights. The shares outstanding and the Shares offered hereby, when issued and paid for pursuant to the terms of the Offer, will be fully paid and non-assessable. Shares of Common Stock are not redeemable and have no preemptive, conversion or cumulative voting rights.

     The number of shares of Common Stock outstanding as of July 31, 2002 was 264,654,000. The number of shares outstanding as of July 31, 2002 adjusted to give effect to the Offer, assuming that all Rights are exercised and the applicable Shares issued, would be __________.

     The Fund's shares are publicly held and listed and traded on the AMEX and the PSE. Prior to April 9, 2001, the NAV of the Fund was determined on the last business day of each week. On April 9, 2001, the Fund began determining its NAV on a daily basis. The following table sets forth for the quarters indicated the highest and lowest Friday (or other last business day of a week) closing prices on the AMEX per share of Common Stock and the NAV per share and the premium or discount from NAV on the date of each of the high and low market prices for periods through April 9, 2001. For periods ending after April 9, 2001, the table sets forth for the quarters indicated the highest and lowest daily closing prices on the AMEX per share of Common Stock and the NAV per share and the premium or discount from NAV on the date of each of the high and low market prices. The table also sets forth the number of shares traded on the AMEX during the respective quarter.

                                    NAV Per Share
                                         on                           AMEX
                                      Date of                 Market Price Per Share
                                    Market Price              and Related Premium (+)/            Reported
                                   High and Low/(1)/             Discount (-)/(2)(3)/               AMEX
                                 -------------------   ------------------------------------
Quarter Ended                     High         Low          High                  Low              Volume
-------------                    ------       ------   ----------------     ---------------    --------------
January 31, 2000..........        6.27         6.23     6.0625/(3.31)%        5.00/(19.74)%      65,951,500
April 30, 2000 ...........        5.99         5.57     5.1875/(13.40)%       4.25/(23.70)%      50,653,600
July 31, 2000.............        5.62         5.39     4.625/(17.70)%        4.125/(23.47)%     36,714,700
October 31, 2000..........        5.58         4.88     4.625/(17.11)%        3.75/(23.16)%      39,986,000
January 31, 2001..........        5.28         4.92     4.42/(16.29)%         3.83/(22.15)%      59,526,100
April 30, 2001............        5.26         4.64     4.32/(17.87)%         3.68/(20.69)%      42,087,400
July 31, 2001.............        4.80         4.82     4.14/(13.75)%         3.83/(20.54)%      28,581,600
October 31, 2001..........        4.91         4.51     4.40/(10.39)%         3.86/(14.41)%      30,914,100
January 31, 2002..........        4.76         4.57     4.17/(12.39)%         3.84/(15.97)%      41,236,700
April 30, 2002............        4.77         4.55     4.45/(6.71)%          3.97/(12.75)%      40,654,200
July 31, 2002.............        5.06         4.81     4.93/(2.57)%          4.28/(11.02)%      51,062,300

---------------------
(1)  Based on the Fund's computations.

(2) Highest and lowest Friday (or other last business day of the week) closing market price per share as reported on the AMEX for periods through April 9, 2001. Highest and lowest daily closing market price per share as reported on the AMEX for periods ending after April 9, 2001.

(3) "Related Premium(+)/Discount(-)" represents the premium or discount from NAV of the shares on the date of the respective high and low market price for the respective quarter.

     On [Record Date], the per share NAV was $____ and the share market price was $____, representing a ____% discount from such NAV.

     The Fund's shares have traded in the market above, at and below NAV since the commencement of the Fund's operations. The Fund cannot determine the reasons for the Fund's shares trading at a premium or discount to NAV, nor can the Fund predict whether its shares will trade in the future at a premium or discount to NAV, and if so, the level of any premium or discount. Shares of closed-end investment companies frequently trade at a discount from NAV.

     The Fund's shares have traded in the market below, at and above NAV since the commencement of the Fund's operations. However, it is frequently the case that Fund shares trade at a discount to net asset value. In an effort to minimize the spread between market value and net asset value that may otherwise exist, on March 1, 2001, the Board of Directors approved a stock repurchase program. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding Common Stock in the open market during any 12-month period, if and when the discount to net asset value is at least 10%. Through July 31, 2002, there have been 2,723,300 shares repurchased and cancelled under this program.

     When the Fund repurchases its shares for a price below their net asset value, the net asset value of the shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of those outstanding shares will be affected, either positively or negatively. Any acquisition of shares by the Fund will decrease the total assets of the Fund and therefore may increase the Fund's expense ratio. Furthermore, if the Fund borrows to finance share repurchases, interest on such borrowings will reduce the Fund's net investment income. If the Fund must liquidate a portion of its investment portfolio in connection with a share repurchase, such liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund's overall portfolio turnover and making it more difficult for the Fund to achieve its investment objective.

Description of Preferred Stock

     The Fund currently has outstanding an aggregate of 24,000 shares of Preferred Stock. The Preferred Stock has been issued in nine series, Series A through I. The first three series were issued on January 19, 1989, the fourth series on August 1, 1989, the fifth series on December 16, 1992, the sixth series on December 20, 1993, the seventh series on July 27, 1995 and the eighth and ninth series on September 9, 1996. The shares of Preferred Stock are senior securities having priority over the shares of Common Stock as to distribution of assets and payment of dividends. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Stock are entitled to receive a preferential liquidating distribution of $25,000 per share ("Liquidation Preference"), plus accrued and unpaid dividends (whether or not declared), before any payment is made to holders of Common Stock. The average market value of a share of Preferred Stock has been equal to the Liquidation Preference. The following tables set forth certain information relating to the Preferred Stock.

                           Preferred Stock, Series A-I

                                                Total Amount of       Asset Coverage Per       Liquidation
                                                 Preferred Stock       $25,000 Share of       Preference Per
Period Ended                                     Outstanding/(1)/    Preferred Stock/(2)/   $25,000 Share/(3)(4)/
------------                                     ----------------    --------------------   ---------------------
October 31, 1992...........................        $300,000,000          $ 106,521                $25,000
October 31, 1993...........................        $350,000,000          $ 100,006                $25,000
October 31, 1994...........................        $400,000,000          $  93,040                $25,000
October 31, 1995...........................        $475,000,000          $ 101,432                $25,000
October 31, 1996...........................        $600,000,000          $  80,496                $25,000
October 31, 1997...........................        $600,000,000          $  71,793                $25,000
October 31, 1998...........................        $600,000,000          $  59,506                $25,000
October 31, 1999...........................        $600,000,000          $  69,057                $25,000
October 31, 2000...........................        $600,000,000          $  53,306                $25,000
October 31, 2001...........................        $600,000,000          $  51,743                $25,000
April 30, 2002.............................        $600,000,000          $  52,596                $25,000

-------------------
(1) Based on the number of shares of Preferred Stock outstanding multiplied by the Liquidation Preference per share.

(2) Asset coverage per share of Preferred Stock is derived by subtracting the aggregate Liquidation Preference of all of the series of Preferred Stock outstanding ($300,000,000 through 1992, $350,000,000 in 1993, $400,000,000 in 1994, $475,000,000 in 1995 and $600,000,000 from 1996) from the total assets of the Fund less (i) all liabilities and indebtedness not represented by the Preferred Stock and (ii) any accrued but unpaid dividends on the Preferred Stock as at the end of the fiscal periods indicated. This sum is then divided by the number of shares of Preferred Stock outstanding.

(3)  Plus accrued and unpaid dividends, if any.

(4) The liquidation preference as of October 31, 1995 was $100,000 per share of Preferred Stock, Series A-F, and $25,000 per share of Preferred Stock, Series G. Effective April 25, 1996, by means of stock splits, the liquidation preference of Preferred Stock, Series A-F was reduced to $25,000 per share and an additional aggregate 12,000 shares of Preferred Stock, Series A-F were issued.

     The dividend rates on the outstanding Preferred Stock are established through an auction process. The dividend rates on the series A-D shares are set every 28 days and the dividend rates on the Series E, F, G, H and I shares are set every seven days. Generally, the dividend rate has represented a discount from the 30-day commercial paper rate. As of July 31, 2002, the annual dividend rates on Series A through I were, respectively, 1.899%, 1.940%, 1.880%, 2.000%, 1.800%, 1.950%, 1.870%, 1.880% and 1.850%. At these rates, the annual return the
Fund's portfolio must experience (net of expenses) in order to cover dividend payments on all series is 0.62%.

     The Fund may use interest rate swaps to hedge the Fund's liability with respect to the Preferred Stock. At present, the Fund has been authorized by the Board of Directors to hedge up to one-third of the Fund's liability with respect to the Preferred Stock. See "Portfolio Securities - Derivative Securities - Swaps," "Risk Factors and Special Considerations - Use of Derivatives" and "Risk Factors and Special Considerations - Preferred Stock - Leverage Risk."

     The following table is designed to illustrate the effect on the return to a holder of the Fund's Common Stock of the leverage obtained by the issuance of the Preferred Stock, assuming hypothetical annual returns on the Fund's portfolio of minus 10 to plus 10 percent. As can be seen, leverage generally increases the returns to Stockholders when portfolio returns are positive and decreases returns when the portfolio returns are negative. Actual returns may be greater or less than those appearing in the table and may be enhanced or diminished by fluctuations in foreign currency. See "Risk Factors and Special Considerations - Preferred Stock - Leverage Risk."

   Assumed Portfolio Return (net of expenses)........    -10%     -5%       0%      5%     10%
   Corresponding Common Stock Return(1)..............   ____%   ____%    ____%   ____%   ____%

------------
(1) In order to compute "Corresponding Common Stock Return," the "Assumed Portfolio Return" is multiplied by the total value of Fund assets as of the beginning of the fiscal year (November 1, 2002) to obtain an assumed return to the Fund. This rate is then reduced by the value of Preferred Stock dividends that would be paid during the year ($__________) based on the dividend rates in effect at the beginning of the fiscal year (for Series A through I, respectively, ____%, ____%, ____%, ____%, ____%, ____%, ____%,
     ____%, and ____%) in order to determine the return available to holders of the Fund's Common Stock. Return available to holders of the Fund's Common Stock is then divided by the value of the Fund's net assets attributable to holders of Common Stock as of the beginning of the fiscal year ($_____________) to determine "Corresponding Common Stock Return."

                              INVESTMENT OBJECTIVE

     The Fund's investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. The Fund's investment objective may not be changed without the approval of the holders of a majority of the outstanding shares of the Common Stock and the Preferred Stock, voting together as a single class, as well as by the holders of a majority of the outstanding shares of the Fund's Preferred Stock voting as a separate class without regard to series. A majority vote, as defined by the 1940 Act, means the affirmative vote of the lesser of (i) 67% of the relevant shares represented at a meeting at which more than 50% of such shares are represented, or (ii) more than 50% of the relevant shares.

     For as long as the name of the Fund remains Aberdeen Asia-Pacific Income Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in Asian debt securities, Australian debt securities and New Zealand debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days' prior written notice to stockholders.

                               INVESTMENT POLICIES

     To achieve its investment objective, the Fund may invest up to 80% of its total assets in "Asian debt securities," which include: (1) debt securities of Asian Country issuers, including securities issued by Asian Country governmental entities, as well as by banks, companies and other entities which are located in Asian Countries, whether or not denominated in an Asian Country currency; (2) debt securities of other issuers, denominated in, or linked to, the currency of an Asian Country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the currency of an Asian Country; (3) debt securities issued by entities which, although not located in an Asian Country, derive at least 50% of their revenues from Asian Countries or have at least 50% of their assets located in Asian Countries; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in an Asian Country, provided that the debt securities are guaranteed by the parent entity located in the Asian Country. With reference to items (3) and (4) above, Asian debt securities may be denominated in an Asian Country currency or in Australian, New Zealand or U.S. dollars. The maximum country exposure to any one Asian Country (other than Korea) is limited to 20% of the Fund's total assets and the maximum currency exposure to any one Asian Country currency (other than Korea) is limited to 10% of the Fund's total assets. The maximum country exposure for Korea is limited to 40% of the Fund's total assets, and the maximum currency exposure for Korea is limited to 25% of the Fund's total assets.

       "Asian Countries" (each, an "Asian Country") include China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Taiwan, Thailand, and Vietnam, and such other countries on the Asian continent approved for investment by the Board of Directors upon the recommendation of the Investment Manager.

       At least 20% of the Fund's total assets will be invested in "Australian debt securities," which include: (1) debt securities of Australian issuers, including securities issued by Australian governmental entities, as well as by banks, companies and other entities which are located in Australia, whether or not denominated in the Australian dollar; (2) debt securities of other issuers, denominated in, or linked to, the Australian dollar, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the Australian dollar; (3) debt securities issued by entities which, although not located in Australia, derive at least 50% of their revenues from Australia or have at least 50% of their assets located in Australia; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in Australia, provided that the debt securities are guaranteed by the parent entity located in Australia. With reference to items (3) and (4) above, Australian debt securities may be denominated in Australian, New Zealand or U.S. dollars.

       The Fund may also invest in "New Zealand debt securities," which include:
(1) debt securities of New Zealand issuers, including securities issued by New Zealand governmental entities, as well as by banks, companies and other entities which are located in New Zealand, whether or not denominated in the New Zealand dollar; (2) debt securities of other issuers, denominated in, or linked to, the New Zealand dollar, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the New Zealand dollar; (3) debt securities issued by entities which, although not located in New Zealand, derive at least 50% of their revenues from New Zealand or have at least 50% of their assets located in Zealand; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in New Zealand, provided that the debt securities are guaranteed by the parent entity located in New Zealand. With reference to items (3) and (4) above, New Zealand debt securities may be denominated in Australian, New Zealand or U.S. dollars. The maximum country exposure for New Zealand is limited to 35% of the Fund's total assets, and the maximum currency exposure for New Zealand is limited to 35% of the Fund's total assets.

       During periods when, in the Investment Manager's judgment, economic conditions warrant a temporary defensive investment policy, the Fund may temporarily invest up to 100% of its assets in U.S. debt securities.

       The Fund may invest up to 10% of the Fund's total assets in secondary market bank loans, and up to an additional 10% of the Fund's total assets in convertible securities and other hybrid securities, and up to an additional 10% of the Fund's total assets in asset-backed securities.

       In order to accommodate investment in Asian markets, the Fund may invest up to 35% of its total assets in Asian debt securities rated by S&P or Moody's (provided that, with the approval of the Fund's

Board of Directors, the ratings of other recognized rating services may be used), or judged by the Investment Manager to be, below investment grade at the time of investment. The Fund may invest up to 35% of its total assets in Asian debt securities much of which may be deemed to be illiquid.

       The Fund may invest up to 10% of its total assets in securities rated by S&P or Moody's (provided that, with the approval of the Fund's Board of Directors, the ratings of other recognized ratings services may be used), or judged by the Investment Manager to be, below B- at the time of investment.

       The Fund may enter into repurchase agreements with banks and broker-dealers pursuant to which the Fund may acquire a security for a relatively short period (usually no more than a week) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Fund's Board of Directors, i.e., banks or broker-dealers which have been determined by the Fund's Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the period contemplated by the repurchase transaction.

       The Fund may use derivatives to manage currency, interest rate and credit risk and as a substitute for physical securities.

       As a non-diversified company, there is no investment restriction on the percentage of the Fund's assets that may be invested at any time in the securities of any issuer. However, the Fund intends to limit its investments in the securities of any issuer, except for securities issued or guaranteed as to payment of principal and interest by Australian, New Zealand or Asian Country governmental entities, to 5% of its total assets at the time of purchase. The Fund may invest without limitation in securities of Australian governmental entities and may, at the time of purchase, invest up to 35% of its total assets in New Zealand governmental securities, invest up to 40% of its total assets in Korean governmental securities, and invest up to 15% of its total assets in governmental securities of any Asian Country (other than Korea). The Fund intends to invest in a variety of debt securities, with differing issuers, maturities and interest rates, and to comply with the diversification and other requirements of the Code applicable to regulated investment companies so that the Fund will not be subject to U.S. Federal income taxes on its net investment income. The average U.S. dollar weighted maturity of the Fund's portfolio is not expected to exceed 10 years.

                              PORTFOLIO SECURITIES

       The principal types of debt securities in which the Fund is permitted to invest include those described below. The list is not exclusive, but is indicative of the kinds of securities which the Fund's investment objectives, policies and restrictions permit it to buy.

Asian Debt Securities

       "Asian debt securities" include: (1) debt securities of Asian Country issuers, including securities issued by Asian Country governmental entities, as well as by banks, companies and other entities which are located in Asian Countries, whether or not denominated in an Asian Country currency; (2) debt securities of other issuers, denominated in, or linked to, the currency of an Asian Country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the currency of an Asian Country; (3) debt securities issued by entities which, although not located in an Asian Country, derive at least 50% of their revenues from Asian Countries or have at least 50% of their assets located in Asian Countries; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in an Asian Country, provided that the debt securities are guaranteed by the parent entity located in the Asian Country. With reference to items (3) and (4) above,

Asian debt securities may be denominated in an Asian Country currency or in Australian, New Zealand or U.S. dollars. The maximum country exposure to any one Asian Country (other than Korea) is limited to 20% of the Fund's total assets and the maximum currency exposure to any one Asian Country currency (other than Korea) is limited to 10% of the Fund's total assets. The maximum country exposure for Korea is limited to 40% of the Fund's total assets, and the maximum currency exposure for Korea is limited to 25% of the Fund's total assets. "Asian Countries" (each, an "Asian Country") include China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Taiwan, Thailand, and Vietnam, and such other countries on the Asian continent approved for investment by the Board of Directors upon the recommendation of the Investment Manager.

       In order to accommodate investment in Asian markets, the Fund may invest up to 35% of its total assets in Asian debt securities rated by S&P or Moody's (provided that, with the approval of the Fund's Board of Directors, the ratings of other recognized rating services may be used), or judged by the Investment Manager to be, below investment grade at the time of investment. The Fund may invest up to 35% of its total assets in Asian debt securities much of which may be deemed to be illiquid. The Fund may invest up to 10% of its total assets in securities rated by S&P or Moody's (provided that, with the approval of the Fund's Board of Directors, the ratings of other recognized ratings services may be used), or judged by the Investment Manager to be, below B- at the time of investment. Debt securities rated below investment grade are sometimes referred to as ",junk bonds." For information regarding the risks of investing in securities rated below investment grade, see "Risk Factors and Special Considerations - Risks Involved in Asian Investment - Credit Risk."

       The Fund is also permitted to invest in Asian Yankee bonds in order to gain exposure to certain Asian debt markets without exposing the fund to Asian currency risk. Asian Yankee bonds are U.S. dollar-denominated debt securities issued by obligors located in Asian countries. The bonds may be issued in the United States and may be registered under U.S. securities law. Asian Yankee bonds may be purchased from brokers operating in the United States, or may be purchased outside the United States through offices located outside the United States of brokers doing business in the United States. Asian Yankee bonds are subject to credit risk relating primarily to the issuer of the bond and liquidity risk relating to the specific issue. The bonds are also affected by movements in U.S. interest rates.

Australian Securities and New Zealand Securities

       Australian Governmental Entities. The Fund is permitted to invest in Federal Commonwealth of Australia ("Commonwealth") government bonds and treasury notes and state government and semi-government bonds and notes. Commonwealth government bonds and treasury notes represent the obligations of the Commonwealth and are sold by the Reserve Bank of Australia (the central bank) through public tenders. Bonds have maturities up to approximately 13 years while notes are issued in maturities of seven, 13 and 26 weeks. The Commonwealth also guarantees as to payment of principal and interest similar debt obligations issued by its instrumentalities. State government and semi-government bonds and notes are issued by various states and state instrumentalities and, in the case of state instrumentalities, are guaranteed by the applicable state government. Maturities range from less than one year to approximately 20 years. Australian federal and state government debt securities are frequently listed on the Australian Stock Exchange Limited but most trading is by dealers in an active public secondary market.

       New Zealand Governmental Entities. The Fund is permitted to invest in New Zealand government and treasury notes and state government and semi-government bonds and notes. New Zealand government bonds and treasury notes represent the obligations of the government of New Zealand and are sold through public tenders. Bonds have maturities up to 10 years. The New Zealand government also guarantees as to payment of principal and interest similar debt obligations issued by its instrumentalities. State government and semi-government bonds and notes are issued by various states and state instrumentalities and, in the case of state instrumentalities, are guaranteed by the applicable state government. Maturities range from less than one year to 15 years. Federal and state government debt securities are frequently listed on the stock exchanges but most trading is by dealers in an active public secondary market.

       Commercial Banks. The Fund is permitted to invest in bills of exchange, certificates of deposit and promissory notes issued or guaranteed, as to payment of principal and interest, by Australian and New Zealand commercial banks. These commercial banks are generally comparable to U.S. banks and are subject to regulation by Australian and New Zealand government authorities, respectively. The Investment Manager and Investment Adviser do not believe that there are any special risks associated with these securities arising out of the fact that they are issued by banks. Bills of exchange are negotiable instruments, issued to finance current transactions, which generally mature within six months and which, are accepted or endorsed by a commercial bank and thus carry the bank's credit. Certificates of deposit are negotiable instruments issued by commercial banks with maturities ranging from a few days to several years. Promissory notes are negotiable instruments endorsed and therefore guaranteed by a commercial bank or backed by a bank letter of credit as to payment of principal and interest. Maturities generally range up to 180 days. Bank bills, certificates of deposit and promissory, notes are usually issued at a discount from face value and are traded by dealers in an active public secondary market.

       Companies. The Fund is permitted to invest in publicly-traded notes and debentures or bills of exchange issued or guaranteed as to the payment of principal and interest by Australian and New Zealand companies, whether or not guaranteed or backed by a commercial bank. These securities have maturities generally ranging from less than one year to five years and are traded by dealers in an active public secondary market.

       Australian Mortgage-Backed Securities. The Fund is permitted to invest in Australian mortgage-backed securities, which represent part ownership by the Fund in a pool of mortgage loans. These loans are made by private lenders and may have guarantees from Australian federal and state governmental entities, companies and agencies. The securities would have to satisfy the Fund's general credit criteria to qualify for purchase. Characteristics of several of the major mortgage-backed securities are summarized below:

              FANMACs: FANMAC securities are securities issued by a trustee against housing loans made through the New South Wales Department of Housing and consist of a series of closed trusts or pools. The mortgage manager is the First Australian National Mortgage Acceptance Corporation Ltd. ("FANMAC"). FANMAC is owned 26% by the Government of the State of New South Wales with the remainder owned by other institutions. The Government of the State of New South Wales has provided the FANMAC Trust with a guarantee as to availability of funds to meet payment. The securities have been rated by Australian Ratings Pty. Ltd. ("Australia Ratings") and S&P. FANMAC securities are subject to a call provision under which borrowers (mortgagors) can repay early and the investors in a particular pool can be repaid on a pro rata basis.

              NMMC AUSSIE MACS and National Mortgage Market Bonds: National Mortgage Market Corporation Ltd. ("NMMC") has issued both AUSSIE MACs, which are medium-term bearer securities, and National Mortgage Market Bonds. NMMC is a private company which is 26% owned by the Government of the State of Victoria and 74% by private institutions. Both AUSSIE MACS and National Mortgage Market Bonds are rated by Australian Ratings.

              MTCs: Mortgage Trust Certificates ("MTCs") are securities issued against specific mortgages by a trustee and are similar to "pass through" certificates. MTCs are issued on a continuous basis, insured by Australian insurance companies against both mortgage default and an early call, and rated by Australian Ratings.

              MMSs and ANNIE MAEs: MMSs are mortgage-backed securities issued by MGICA Securities Ltd., a wholly-owned subsidiary of AMP Society Ltd., an Australian insurance company. ANNIE MAEs are securities issued by Australian National Mortgage Pool Agency Ltd., an affiliate of Bank of America. Both MMSs and ANNIE MAEs are issued against pools of mortgages and are rated by Australian Ratings.

       Other Debt Securities including Australian Dollar Denominated Global or Eurobonds. The Fund is permitted to invest in Australian and New Zealand dollar-denominated debt securities, similar in nature to those described above, regardless of the domicile of the issuers. Thus, the Fund is permitted to invest in Australian and New Zealand dollar denominated global or Eurobonds that expose the Fund to the Australian and New Zealand interest rate structure and which are traded by reference to similar debt securities of Australian and New Zealand domiciled issuers.

U.S. Securities

       Government. The Fund is permitted to invest in U.S. government securities, including obligations issued or guaranteed by U.S. government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury (such as direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. government (such as obligations of Federal Home Loan Banks), and some of which are backed only by the credit of the issuer itself. Government obligations do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. government obligations are generally lower than the yields available from corporate interest bearing securities. Like other interest bearing securities, however, the value of Government obligations changes as interest rates fluctuate.

       Corporations and Banks. The Fund is permitted to invest for defensive and other temporary purposes in U.S. corporate debt instruments rated at the time of investment Aa or better by Moody's or AA or better by S&P, finance company and corporate commercial paper, and other short-term obligations, in each case rated at the time of investment Prime-1 or Prime-2 by Moody's or A-2 or better by S&P. The Fund is also permitted to invest in obligations of U.S. Federal or state chartered banks and bank holding companies rated at the time of investment Aa or better by Moody's or AA or better by S&P (including certificates of deposit, bankers' acceptances and other short-term debt obligations).

Derivative Securities

       The Fund can use derivatives with respect to its Australian fixed income securities to modify interest rate risk, and can use over-the-counter derivatives to hedge Australian dollar currency risk associated with investments by the Fund in Australia. With respect to its Asian debt securities, the Fund will invest in derivatives for two main purposes: (1) to modify interest rate risk and adjust currency risk within the portfolio, and (2) to enable the Fund to replicate or substitute for a particular security in order to gain access to a particular Asian market or security, where either the physical security is too expensive, or there is an insufficient supply of the particular security. Derivatives will not be utilized to leverage the Fund.

       By directly investing into Asia, the Fund will take on exposure to the currencies of the countries in which it holds securities. The Fund will seek to manage currency risk when the perceived outlook for a particular currency is for depreciation against other currencies. The most effective way of doing this is through the use of currency forwards (and occasionally options), which provide an efficient means of implementing currency strategies. Also, investment in Asian Yankee bonds involves exposure to both fluctuations in U.S. interest rates and the credit standing of a particular Asian issuer. There may be times when the Fund wishes to reduce the U.S. interest rate exposure embedded in Asian Yankee bonds. This can be done by selling U.S. Treasury Bond futures.

       Investment in Asian fixed income securities may at certain times be more efficiently achieved using derivative securities to replicate physical securities. These types of derivatives carry identical market price risks to the equivalent physical securities but provide a number of transactional benefits. For example, by using derivatives, the Fund may be able to implement investment decisions at lower costs, increase the after-tax yield, obtain prices that are not available in the underlying cash market, or settle in U.S. dollars. In less developed markets, liquidity and credit quality can be enhanced and transaction costs reduced by using derivatives rather than the underlying securities. This is due to the fact that the investor assumes the lower counterparty risk of the issuer of the derivatives (for example, an international bank rated A- or better), rather than that of a (local currency) domestic issuer. In certain circumstances, due to lack of available direct investment opportunity or government regulations, the only means of gaining exposure to particular Asian countries is through derivatives.

       The derivatives used for adjusting currency exposures or replicating underlying securities and credit exposures are usually over-the-counter ("OTC") securities. OTC securities carry credit risk associated with the counterparty institution. See "Risk Factors and Special Considerations - Use of Derivatives." To manage this risk, the Fund will only use counterparty institutions rated A-or better by recognized international ratings agencies, except in the case of Korean futures exchange margin accounts which, in some cases, are unrated. The Fund will limit these Korean futures exchange margin accounts to 2% of total assets. Only up to 10% of total assets may be put at risk in derivatives transactions with any single counterparty (aggregate interest rate, currency and credit derivatives exposure). A maximum of 20% of total assets may be at risk in currency-linked notes. All futures and forwards are to be measured on a notional exposure basis and, therefore, they will be cash-backed.

       A maximum of 35% of total assets may be at risk in exchange-traded derivatives. For derivatives traded on the Sydney Futures Exchange, the maximum gross exposure (long positions + short positions) will be 20% of total assets and the maximum net exposure (long positions-short positions) will be 15% of total assets. A maximum of 20% of total assets may be at risk in derivatives traded on the Chicago Board of Trade. A maximum of 7% of total assets may be at risk in derivatives traded on any one Asian futures exchange. The Fund will only use the exchange-traded (as opposed to over-the-counter) interest rate derivatives in the Australian component of its portfolio.

       The types of derivatives used by the Fund and the techniques employed may change over time as new derivatives and strategies are developed or regulatory changes occur. The Fund will not use derivatives where it would contravene the guidelines set by the rating agencies for the Preferred Stock.

       In general, derivatives will not be utilized to leverage the Fund, although they may be used to hedge the interest rate risk associated with the Fund's outstanding leverage. The Fund may use interest rate swaps to hedge the Fund's liability with respect to the Preferred Stock. At present, the Fund has been authorized by its Board of Directors to hedge up to one-third of the Fund's liability with respect to the Preferred Stock. See "Portfolio Securities - Derivative Securities - Swaps," "Risk Factors and Special Considerations - Use of Derivatives" and "Risk Factors and Special Considerations - Preferred Stock - Leverage Risk."

       Forward Currency Contracts. The Fund may enter into forward currency contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

       The cost to the Fund of engaging in forward currency contracts will vary with factors such as the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually conducted on a principal basis, no fees or commissions are involved, although the price charged in the transaction includes a dealer's markup. The use of forward currency contracts in this manner is intended to fix a rate of exchange that can be achieved at a certain time in the future.

       Futures Contracts. The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States for both hedging and non-hedging purposes. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on U.S. exchanges and those which are not. Unlike trading on U.S. commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission ("CFTC").

       Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

       Successful use of futures by the Fund also is subject to the Investment Manager's and Investment Adviser's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. The Fund may not use more than 5% of its assets for initial margin for speculative commodity futures or options positions.

       The Fund also may purchase and write options to buy or sell those futures contracts in which it may invest. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. An option on a futures contract provides the holder with the right to enter into a

"long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

       A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting an offsetting purchase or sale transaction, subject to the continued availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund's profit or loss on the transaction.

       Options on futures contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. The Fund may not use more than 5% of its assets for initial margin for speculative commodity futures or options positions.

       Swaps. The Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, including swaps on securities, financial commodities and indices, and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notational amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

       Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and, therefore, may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.

Secondary Market Bank Loans

       The Fund may invest up to 10% of its total assets in these loans, which are private transactions not subject to securities laws or traded on any exchange. Increasingly, however, they are being sold directly by banks to investors or traded by specialized brokers, especially when the loan becomes distressed, thereby adding liquidity to the market.

Convertible and Other Hybrid Securities

       The Fund may invest up to 10% of its total assets in these securities, which are debt obligations that are convertible into common stock at some future point in time. These are subject to the same rating criteria as other fixed-income securities. Hybrid securities also include bonds with warrants attached.

Asset Backed Securities

       The Fund may invest up to 10% of its total assets in these securities, which are securities whose principal and interest payments are collateralized by pools of assets, such as mortgages, auto loans, credit card receivables, leases, installment contracts and personal property.

Private Placements

       Certain debt securities purchased by the Fund may have been placed privately. These securities are somewhat less liquid than securities which are widely traded by the public and there may be contractual restrictions on their resale to the public. Therefore, although these securities may be resold in privately negotiated transactions, the prices realized from such sales may be less than what might have been realized on a more active public trading market.

Repurchase and Securities Lending Agreements

       The Fund is permitted to invest in repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually no more than one week) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Investment Manager monitors the value of such securities daily to determine that the value equals or exceeds the repurchase price. Under the 1940 Act, repurchase agreements are considered to be loans made by the Fund which are collateralized by the securities subject to repurchase. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Fund's Board of Directors, i.e., banks or broker-dealers which have been determined by the Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

       The Fund may also lend to banks and broker-dealers portfolio securities with an aggregate market value of up to 15% of its total assets when it deems advisable. Any such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities, irrevocable letters of credit or other high-quality debt securities) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. In connection with the lending of its portfolio securities, the Fund is exposed to the risk of delay in recovery of the securities loaned or possible loss of right in the collateral should the borrower become insolvent. State Street Bank and Trust Company provides securities lending services for the Fund pursuant to a Securities Lending Authorization Agreement. Under that Agreement, State Street has the sole discretion to determine the creditworthiness standards of the securities borrowers. Under most circumstances, the Fund will be indemnified by State Street from any losses which may be experienced in the event that the securities borrowers approved by State Street default by delay or failure to return the borrowed securities.

Borrowings

       The Fund has the ability to borrow money to the extent permitted, or as not prohibited, by the 1940 Act. The 1940 Act requires the Fund to maintain "asset coverage" of not less than 300% of its "senior securities representing indebtedness," as those terms are defined and used in the 1940 Act.

                             INVESTMENT RESTRICTIONS

       The Fund has elected to be classified as a non-diversified closed-end management investment company and will invest its assets only in a manner consistent with this classification under applicable law.

       The Fund will not:

              1. issue senior securities, except (a) insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase or securities lending agreement or any borrowing agreement permitted by these investment restrictions and (b) that the Fund may issue one or more series of its preferred stock, if permitted by its Articles of Incorporation, including Articles of Amendment and Articles Supplementary thereto;

              2. borrow money, except as permitted under, or to the extent not prohibited by, the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

              3. engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

              4. purchase or sell real estate, which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

              5. purchase physical commodities or contracts relating to physical commodities;

              6. make loans to other persons, except as permitted under, or to the extent not prohibited by, the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

              7. concentrate its investments in a particular industry or group of industries, as those terms are used in the 1940 Act, as amended or modified by regulatory authority having jurisdiction from time to time, except that at any time the Fund has invested more than 25% of its total assets in securities of issuers of a particular country, the Fund may invest more than 25% of its assets, and up to the amount of its total assets invested in securities of issuers of that country, in securities issued or guaranteed, as to payment of principal and interest, by the government (including governmental subdivisions) or governmental entities or instrumentalities of that country.

       For purposes of Restriction 7, above, "securities of issuers of a particular country" shall include: (a) securities of issuers located in that country; (b) securities that are denominated in, or linked to, the currency of that country, including securities of supranational issuers and derivative securities that replicate, or substitute for, the currency of that country; (c) securities of issuers that derive at least 50% of their revenues from that country or have at least 50% of their assets located in that country; (d) securities issued by a parent or subsidiary of, and guaranteed by, an entity located in that country; (e) securities issued by the government (including governmental subdivisions) or governmental entities or instrumentalities of that country; and (f) repurchase agreements with respect to any of the foregoing securities.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

       This Prospectus contains certain forward-looking statements. Actual results could differ materially from those projected in the forward-looking statements as a result of uncertainties set forth below and elsewhere in the Prospectus. Investing in the Shares involves certain risks and considerations not typically associated with investing in the United States. The following discusses risks and special considerations with respect to the Offer and with respect to an investment in the Fund. In managing the Fund, the Investment Manager and Investment Adviser will manage all risks in accordance with their stated investment guidelines.

Dilution - Net Asset Value and Non-Participation in the Offer

       Assuming that Rights are exercised, Record Date Stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case if they exercised their Rights. The Fund cannot state precisely the amount of any such dilution in share ownership because the Fund does not know at this time what proportion of the Shares will be purchased as a result of the Offer.

       As of the date of this Prospectus, the Subscription Price per share for the Offer is less than the Fund's NAV per share. Assuming that all Rights are exercised and there is no change in the NAV per share, Stockholders would experience an immediate dilution of the aggregate NAV of their shares of Common Stock as a result of the Offer. The amount of any decrease in NAV is not predictable because it is not known at this time what the NAV per share will be at the Expiration Date or what proportion of the Shares will be purchased as a result of the Offer. Such dilution could be substantial.

       For example, assuming that all Rights are exercised at the Subscription Price of $____ and the NAV per share at the Expiration Date was $____, the Fund's NAV per share (after payment of the Dealer Managers and soliciting fees and estimated offering expenses) would be reduced by approximately $____ per share (or ____%).

       The fact that the Rights are transferable may reduce the effects of any dilution as a result of the Offer. You can transfer or sell your Rights. The cash received from the sale of Rights is partial compensation for any possible dilution. There can be no assurances, however, that a market for the Rights will develop or the Rights will have any value in that market.

Current Distribution Rate

       In February 1989, the Fund began to pay regular monthly distributions. These distributions have been paid from net investment income and supplemented by realized capital gains and return of paid-in capital. The amount of monthly distributions has been adjusted (principally downward) from time to time to reflect the current interest rate environment. For the current fiscal year, the distributions to date have exceeded the sum of net investment income and realized capital gains. To the extent total distributions for the year exceed the Fund's net investment income, the difference will be deemed for income tax purposes to have been distributed from realized capital gains or will be treated as return of capital, as applicable. Although the Fund anticipates that investment of the proceeds in higher yielding Asian debt securities will enable the Fund to increase the Fund's net investment income above the current level, Stockholders are cautioned that there can be no guarantee of future performance.

       The Fund's investment in Asian debt securities involves risks and uncertainties so that actual results may differ materially from those anticipated as a result of various factors. If the anticipated results are not achieved, the Fund may not be able to maintain the current level of monthly distributions. The Fund undertakes no obligation to update or revise the disclosure in this Prospectus with regard to the effect of increased investment in Asia on the Fund's distribution rate, to reflect current events or circumstances after the date of this Prospectus or to reflect the occurrence of unanticipated events.

       The Board of Directors reviews the level of distributions on a continuing basis at its quarterly Board meetings. The first regular monthly distribution to be paid on Shares acquired upon exercise of Rights will be the first monthly distribution the record date for which occurs after the issuance of the Shares. The Shares issued in the Offer will not be entitled to the distribution to be declared to Stockholders of record on [month day, year] which is payable in [month year]. Whether a Stockholder is entitled to the distribution to be declared to Stockholders of record on [month day, year] which is payable in [month year] will depend on the date Shares are actually issued to the Stockholder.

Interest Rate Fluctuations

       Fluctuations in interest rates in the relevant bond markets can affect the Fund's NAV and distribution rate. The Fund's NAV is adversely affected during periods of rising interest rates in those bond markets and is favorably affected during periods when interest rates fall. Moreover, the Fund may recognize capital losses, impacting its ability to supplement distributable income, when bonds in the Fund's portfolio are sold or mature at a price which is less than the Fund's cost.

       In addition to fluctuation in interest rates, any overall downward trend in interest rates can be expected to ultimately reduce available yields to Fund Stockholders, which could in turn result in a reduction in the amount of the Fund's monthly distributions. Although interest rates in Australia and New Zealand were higher than interest rates in the U.S. at the inception of the Fund in 1986, yields on Australian and New Zealand debt securities have generally declined in recent years and are currently more comparable to yields available in the U.S. Although relatively high levels of interest rates are currently available in Asian debt markets, there can be no assurance that these rates will continue to be obtainable.

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

     Changes in the level of interest rates in the relevant markets in which the Fund invests will affect the market price of its portfolio securities and the net asset value of the Fund at any given time. These changes are usually more substantial in Asian countries. The level of interest rate risk will vary from country to country depending on political and economic factors and monetary policy. See, e.g., "Appendix A - Economic Information - Asian Economic Data."

Currency Exchange Rate Fluctuations

     The Fund may invest up to 80% of its assets in Asian debt securities, including, but not limited to, debt securities which are denominated in, or linked to, the currency of an Asian Country, and derivative debt securities that replicate, or substitute for, the currency of an Asian Country (see "Portfolio Securities - Asian Debt Securities"). In addition, at least 20% of the Fund's total assets must be invested in Australian debt securities, including, but not limited to, debt securities which are denominated in, or linked to the Australian dollar, and derivative securities that replicate, or substitute for, the Australian dollar.

     Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable changes based on a variety of factors including political developments and currency controls by foreign governments. A change in the value of the currency in which a portfolio security is denominated against the U.S. dollar will generally result in a change in the U.S. dollar value of the Fund's assets. If the exchange rate for a foreign currency declines compared to the U.S. dollar, the Fund's NAV would decline. In addition, although most of the Fund's income will be received or realized primarily in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, for example, if the exchange rate for a foreign currency declines after the Fund's income has been accrued and translated into U.S. dollars, but before the income has been received or converted into U.S. dollars, the Fund could be required to liquidate portfolio securities to make distributions. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time the expenses are paid, the amount of foreign currency required to be converted into U.S. dollars in order to pay the expenses in U.S. dollars will be greater than the foreign currency equivalent of the expenses at the time they were incurred.

     Currency exchange rate fluctuations can decrease or eliminate income available for distribution or conversely increase income available for distribution. For example, in some situations, if certain currency exchange losses exceed net investment income for a taxable year, the Fund would not be able to make ordinary income distributions and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to stockholders for U.S. Federal income tax purposes thus reducing Stockholders' cost basis in their Fund shares, or as capital gain, rather than as an ordinary income dividend.

     The Investment Manager and Investment Adviser expect to hedge foreign currency risks in accordance with their views by engaging in foreign currency exchange transactions. These may include buying and selling foreign currency options, foreign currency futures, options on foreign currency futures and swap arrangements. Many of these activities constitute "derivatives" transactions. See "Use of Derivatives" below. There can be no assurance that the Fund will employ a currency hedge at any given time, nor can there be any assurance that the Fund will be able to do this hedging successfully. Moreover, currency fluctuations against the U.S. dollar in many foreign countries in which the Fund invests have historically been profound and negative. Although exchange rates against the U.S. dollar have been favorable in recent months, there can be no assurance that favorable exchange rates will continue. Nor can there be any assurance that currency fluctuations against the U.S. dollar will not return to being profound and negative.

     Investments made in the local currencies of an Asian country may not be freely convertible into other currencies. Exchange rate fluctuations and local currency devaluation could have a material effect on the value of these securities. See "Appendix A - Economic Information - Asian Economic Data."

Risks Involved in Asian Investment

     In June 2001, holders of the Fund's Common Stock and Preferred Stock approved a series of proposals allowing the Fund, among other things, to (1) increase to a maximum of 80% the Fund's investments in Asian debt securities;
(2) reduce the minimum investment in Australian debt securities to 20%; (3) increase to a maximum of 35% the Fund's investments in Asian debt securities rated, or considered by the Investment Manager to be, below investment grade at the time of investment; (4) invest to a maximum of 10% in securities rated, or considered by the Investment Manager to be, below B-; and (5) expand the categories of derivatives which may be utilized by the Fund. Increased investment in Asian debt markets will expose the Fund to greater foreign exchange risk, interest rate risk, credit risk, political and economic risk ("event risk") and liquidity risk than would be the case if the Fund invested only in Australian and New Zealand securities. The following summarizes the main risks involved in investing in Asian bond and short-term money market securities relative to similar types of securities in Australia and the U.S.

     Credit Risk. The proposals approved by the holders of the Fund's Common Stock and Preferred Stock in June 2001 permit the Fund to invest up to 35% of its total assets in Asian debt securities which, at the time of investment, are rated below investment grade (i.e., securities that have been rated below BBB-by S&P or Baa3 by Moody's) or, if unrated, are in the opinion of the Investment Manager, of equivalent quality. Among other things, investment in securities which are rated below investment grade requires skilled credit analysis and reduces the overall credit quality of the Fund's portfolio.

     Investments in securities rated below investment grade are subject to greater market fluctuations and risk of loss of income and principal than investments in securities with investment grade credit ratings. The former will generally provide higher yields due to the higher premia required by investors for taking the associated credit risk.

     Investments in debt securities expose the Fund to credit risk (that is, the risk of default on interest and/or principal payments). Credit risk is influenced by changes in general economic and political conditions and changes in the financial condition of the issuers. During periods of economic downturn or rising interest rates, issuers of securities with a low credit rating may experience financial weakness that could affect their ability to make payments of interest and principal.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of securities with low credit ratings, especially in markets characterized by a low volume of trading.

     Unrated Securities. The Fund is permitted to invest in unrated debt securities. Unrated securities, while not necessarily of lower quality than rated securities, generally do not have a broad market. Before purchasing an unrated security, the Investment Manager and Investment Adviser intend to analyze the creditworthiness of the issuer of the security and of any financial institution or other party responsible for payments on the security in order to assign a rating to the security.

     Below-Investment Grade Securities. Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Because rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Investment Manager and Investment Adviser will continuously monitor the issuers of securities held to determine whether the issuers have sufficient cash flows and profits to meet principal and interest payments.

     The achievement of the Fund's investment objective will be more dependent on the Investment Manager or the Investment Adviser's own credit analysis than might be the case for a fund which invests in higher quality bonds. The Fund may retain a security the rating of which has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.

     Issuers of lower quality debt securities tend to be highly leveraged. Those issuers may also not have available to them traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During these periods, issuers may not have sufficient revenue to meet their interest payment obligations. An issuer's ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as The World Bank, and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because these securities are generally unsecured and are often subordinated to higher ranking creditors of the issuer.

     The Fund may also incur additional expense to the extent that it is required to seek recovery on a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging Asian markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse may be diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, are also of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in the event of default by the governments under commercial bank loan agreements.

     The Investment Manager and Investment Adviser will attempt to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring such current trends as interest rates and political developments.

     Management of Credit Risk. At the upper end of the credit rating spectrum, recognized international ratings agencies such as S&P and Moody's provide extensive risk credit analysis for investors. However, in emerging markets such as those in Asia, where issues are often unrated or are at the lower end of the credit risk spectrum, the Investment Manager and Investment Adviser believe that opportunities exist for skilled analysts to add value through extensive company research and detailed credit assessment.

     The Investment Manager and Investment Adviser also consider external credit assessments available from rating agencies such as S&P and Moody's, as well as any reports on the issuer which may be available from brokers or other sources. A chart showing the current S&P and Moody's credit ratings on long-term foreign sovereign debt for the Asian countries in which the Fund currently invests is included in Appendix A.

     Low-credit debt can sometimes become equity. Due to the conversion of convertible notes and warrants, the Fund may from time to time become an (often) involuntary holder of equities until such stock can be sold as and when an optimal price can be achieved, given market conditions. It may be in the interests of stockholders for the Fund to hold such stock for short-term periods.

     Similarly, distressed companies can sometimes restructure via debt-for-equity swaps in order to stay solvent and viable. In this case, the investor becomes an involuntary equity holder and, once again, it may be in the best interests of stockholders that the Fund hold such securities for short periods of time, especially in extreme market conditions, until optimal prices can be obtained.

     Political and Economic Risk. The Fund's investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments in the Asian Countries. Moreover, accounting, auditing and financial reporting standards and other regulatory practices and requirements vary from those applicable to entities subject to regulation in the United States.

     Securities of Asian issuers may involve different, and sometimes greater, risks than securities of U.S. and Australian issuers. Asian economies are considered to be more politically volatile than the traditional Western style democracies. Investments in securities of issuers in Asian countries involve greater political risk, including in some countries, the possibility of expropriation, confiscatory taxation or nationalization of assets, and the establishment of foreign exchange controls. Central authorities also tend to exercise a high degree of control over the economies and in many cases have ownership over core productive assets.

     With their strong reliance on international trade, the Asian economies tend to be sensitive both to economic changes in their own region and to changes affecting their major trading partners. These include changes in growth, inflation, foreign exchange rates, current account positions, government policies, taxation and tariffs. See, e.g., "Appendix A - Economic Information - Asian Economic Data."

     Liquidity Risk. While the Fund ordinarily invests only in debt securities for which there is an active secondary market, the Fund may invest in Asian debt securities for which there is no established secondary market. The securities markets that exist in emerging Asian countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries.

     In some Asian countries, there is no established secondary market for securities. Therefore, liquidity in these countries is generally low and transaction costs high. Reduced liquidity often creates higher volatility, as well as difficulties in obtaining accurate market quotations for financial reporting purposes and for calculating net asset values, and sometimes also an inability to buy and sell securities. Market quotations on many securities may only by available from a limited number of dealers and may not necessarily represent firm bids from those dealers or prices for actual sales.

     In addition, the markets for below investment grade securities may be substantially smaller, less developed, less liquid and more volatile than the markets for prime rated securities, which may make obtaining accurate market quotations for financial reporting purposes and for calculating net asset values more difficult. Market quotations on many sub-investment grade securities may only be available from a limited number of dealers and may not necessarily represent firm bids from those dealers or prices for actual sales.

     Tax Risk. Income earned on investments in Asian countries may be subject to applicable withholding taxes and other taxes imposed by the governments of these countries. There can be no assurance that foreign tax laws will not be changed in a manner which adversely affects foreign investors.

     Legal and Accounting Risk. The legal systems in many Asian countries are less developed than those in more developed countries, with the administration of laws and regulations often subject to considerable discretion. While the development of the legal systems is a positive step, there is a risk that foreign investors will be adversely affected by new laws or changes to existing laws.

     Accounting and auditing standards applied in certain Asian countries frequently do not conform with the accepted international standards used in Australia and the U.S. In some cases, accounting policies, for example the use of the constant purchasing power method, can cause some distortion. Also, substantially less financial information is generally publicly available about issuers in Asian countries and, where available, may not be independently verifiable.

Use of Derivatives

     Consistent with its investment objective, the Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate or a foreign currency ("derivatives"). Derivatives are most often used to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position directly (often because it is more efficient or less costly than direct investment). There is no guarantee that these results can be achieved through the use of derivatives and any success in their use depends on a variety of factors including the ability of the Investment Manager and Investment Adviser to predict correctly the direction of interest rates, securities prices, currency exchange rates and other factors.

     The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may increase or decrease. Adverse movements in the value of the underlying asset can expose the Fund to losses. In addition, risks in the use of derivatives include:

     . an imperfect correlation between the price of derivatives and the movement of the securities prices, interest rates or currency exchange rates being hedged or replicated;

     . the possible absence of a liquid secondary market for any particular derivative at any time;

     . the potential loss if the counterparty to the transaction does not perform as promised;

     . the possible need to defer closing out certain positions to avoid adverse tax consequences, as well as the possibility that derivative transactions may result in acceleration of gain, deferral of losses or a change in the character of gain realized;

     . the risk that the financial intermediary "manufacturing" the over-the-counter derivative, being the most active market maker and offering the best price for repurchase, will not continue to create a credible market in the derivative;

     . because certain derivatives are "manufactured" by financial institutions, the risk that the Fund may develop a substantial exposure to financial institution counterparties; and

     . the risk that a full and complete appreciation of the complexity of derivatives and how future value is affected by various factors including changing interest rates, exchange rates and credit quality is not attained.

     The Fund may use interest rate swaps to hedge the Fund's liability with respect to the Preferred Stock. At present, the Fund has been authorized by its Board of Directors to hedge up to one-third of the Fund's liability with respect to the Preferred Stock. This allows the Fund to lock in the relatively low current U.S. dollar interest rates with respect to up to one-third of the Fund's outstanding Preferred Stock. A significant type of risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreement. See "Portfolio Securities - Derivative Securities - Swaps." There can be no assurance that the Fund will have an interest rate swap in place at any given time, nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund's interest rate risk with respect to the Preferred Stock.

Call or Buy-Back Features

     Debt securities occasionally have call or buy-back features that would permit an issuer to call or repurchase the security from the holder. The Investment Manager and Investment Adviser anticipate that these securities could be sold only to a limited number of dealers or institutional investors as there may not be an established retail secondary market for many of these securities, or where there is a market, the securities may not be easily tradable.

Preferred Stock - Leverage Risk

     The Fund has issued US$600 million of Preferred Stock, which is tantamount to borrowing this sum of money. The Preferred Stock creates an opportunity for the holders of the Fund's Common Stock to experience greater capital appreciation and higher yields, while at the same time increasing exposure to capital risk. The net cost of the Preferred Stock is an expense which could limit the Fund's net investment income in any given period.

     Capital raised through leverage is subject to interest and other costs, and these costs could exceed the income earned by the Fund on the proceeds of such leverage. There can be no assurance that the Fund's income from the proceeds of leverage will exceed these costs. However, the Investment Manager and Investment Adviser seek to use leverage for the purposes of making additional investments only if they believe, at the time of using leverage, that the total return on the assets purchased with such funds will exceed interest payments and other costs on the leverage. In the event of a default on one or more loans or other interest-bearing instruments held by the Fund, the use of leverage would exaggerate the effect on the Fund's net asset value. The holders of the Fund's Preferred Stock and the Fund's lenders, if any, will have priority to the Fund's assets over the holders of the Fund's Common Stock.

     The Preferred Stock results in leveraging, which is usually considered speculative and involves certain risks to the holders of Common Stock. These risks include a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock, and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in currency exchange rates. In addition, fluctuations in the dividend rates on the Preferred Stock will affect the return to holders of Common Stock, with increases in the Preferred Stock dividend rates decreasing such return. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current dividend rate of the Preferred Stock, the effect of leverage will be to cause holders of Common Stock to realize a higher current rate of return than if the Fund were not leveraged. On the other hand, interest rates on U.S. dollar-denominated and foreign currency denominated obligations change from time to time as does their relationship to each other depending on such factors as supply and demand forces, monetary and tax policies within each country and investor expectations. Changes in such factors could cause the relationship between such rates to change so that rates on U.S. dollar-denominated obligations may substantially increase relative to the foreign currency denominated obligations in which the Fund may be invested. To the extent that the current dividend rate on the Preferred Stock approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of Common Stock will be reduced, and if the current dividend rate on the Preferred Stock were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to holders of Common Stock than if the Fund were not leveraged. Further, because any decline in the NAV of the Fund's investments will be borne entirely by holders of Common Stock, in a declining market, the Fund's leverage would result in a greater decrease in NAV to holders of Common Stock than if the Fund were not leveraged. This would likely be reflected in a greater decline in the market price for shares of Common Stock. If the Fund's current investment income were not sufficient to meet dividend requirements on the Preferred Stock, it could be necessary for the Fund to liquidate certain of its investments, thereby further reducing the NAV attributable to the Fund's Common Stock.

     In order to reduce the risk that the dividend requirements on the Preferred Stock will exceed the net return of the Fund's investment portfolio, the Fund may use interest rate swaps to hedge the Fund's liability with respect to the Preferred Stock. At present, the Fund has been authorized by its Board of Directors to hedge up to one-third of the Fund's liability with respect to the Preferred Stock. This allows the Fund to lock in the relatively low current U.S. dollar interest rates with respect to up to one-third of the Fund's outstanding Preferred Stock. There can be no assurance that the Fund will have an interest rate swap in place at any given time, nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund's leverage risk with respect to the Preferred Stock. See "Risk Factors and Special Considerations - Use of Derivatives."

     During certain periods of the Fund's operations, Australian and New Zealand long-term debt obligations have produced higher yields than U.S. short-term obligations. The difference between the U.S. short-term rates paid by the Fund on the Preferred Stock and the net Australian and New Zealand long-term debt rates received by the Fund has, during such periods, provided holders of Common Stock with a higher yield. Holders of Common Stock have generally benefited from the Fund's issuance of the Preferred Stock which commenced in 1989. Since the fiscal quarter beginning August 1, 1997, there have been periods during which the shrinking yield differential between Australia and U.S. rates and a depreciating Australian dollar have resulted in the Preferred Stock having a negative impact on returns to holders of Common Stock. During the 12 months to July 31, 2002, the key investment trend was an end to the unilateral strength of the U.S. dollar. The Australian dollar and most Asian currencies strengthened against the U.S. dollar over the period, with the Australian dollar rising 7.5%. Further, with U.S. interest rates at historic lows, the differential between the cost of the Preferred Stock and the rates at which the Fund invests remains positive. Offsetting these impacts slightly have been capital losses as bond yields have risen in line with signs of global recovery.

     The proposed increased investment of a more significant percentage of the Fund's total assets in higher yielding Asian debt securities is expected to increase the Fund's net investment income above the current level. See "The Offer - Purpose of the Offer." The implementation of this strategy is proposed to occur within approximately two to four months of the completion of the Offer by a combination of investing the net proceeds of the Offer together with the proceeds from the sale of existing Australian portfolio securities. Stockholders are cautioned that there can be no guarantee of future performance and the Fund's investment in Asian debt securities involves risks and uncertainties, so that actual results may differ materially from those anticipated as a result of various factors. The Fund undertakes no obligation to update or revise the disclosure in this Prospectus with regard to the effect of increased investment in global markets, including Asia, on the Fund's leverage to reflect current events or circumstances after the date of this Prospectus or to reflect the occurrence of unanticipated events.

     The Fund has the authority to redeem the Preferred Stock for any reason and may redeem all or part of the Preferred Stock if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to holders of the Common Stock than that obtainable if the Common Stock were unleveraged for any significant amount of time. The Fund may also need to redeem all or a portion of the Preferred Stock to the extent required by the 1940 Act, the terms of the Preferred Stock or by rating agencies rating the Preferred Stock. The leveraging of the Common Stock would be eliminated during any period that Preferred Stock is not outstanding. See "The Fund - Description of Preferred Stock."

     Because the Investment Manager's and the Investment Adviser's fees are based on the average net assets of the Fund which include the Preferred Stock, the Investment Manager and Investment Adviser have benefited from the Fund's determination not to redeem the Preferred Stock.

     The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The amounts borrowed pursuant to any credit facility or obtained through the issuance of Preferred Stock may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The holders of the Fund's Preferred Stock have priority to the Fund's assets over the holders of the Fund's Common Stock to the extent of the aggregate liquidation preference.

     The Fund will not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Stock or Preferred Stock, or purchase or redeem Common Stock or Preferred Stock unless (i) at the time thereof the Fund meets certain asset coverage requirements and (ii) there is no event of default under any credit facility program that is continuing. In the event of a default under a credit facility program, the lenders may have the right to cause a liquidation of the collateral and, if any such default is not cured, the lenders may be able to control the liquidation as well. In addition, the Fund will not be permitted to pay dividends on, or redeem or repurchase, Common Stock unless all accrued dividends on the Preferred Stock, or accrued interest on borrowings, if any, have been paid or set aside for payment.

     The Fund may be subject to certain restrictions imposed by lenders to the Fund or by guidelines of one or more rating agencies which may issue ratings for the Fund's Preferred Stock. These restrictions impose asset coverage, fund composition requirements or limits on investment techniques, such as the use of financial derivative products, that are more stringent than those imposed by the 1940 Act. These covenants or guidelines could impede the Investment Manager from fully managing the Fund's portfolio in accordance with the Fund's investment objective and guidelines.

Net Asset Value Discount

     Shares of closed-end investment companies frequently trade at a discount from NAV. This characteristic is a risk separate and distinct from the risk that NAV will decrease. The Fund's shares have frequently traded at prices below NAV since the commencement of the Fund's operations. In the 12-month period ended July 31, 2002, the Fund's shares have traded in the market at an average discount to NAV of 10.29%. The Fund cannot predict whether its shares in the future will trade at, below or above NAV. The risk that shares of a closed-end fund might trade at a discount is more significant for investors who wish to sell their shares in a relatively short period of time. For those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

Foreign Custody

     The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. There may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Non-Diversified Status

     The Fund is classified as a "non-diversified" management investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act as to the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, will be subject to greater risk with respect to its portfolio securities. Although, with respect to 50% of its assets, the Fund must diversify its holdings in order to be treated as a regulated investment company under the provisions of the Code, the Fund may be more susceptible to any single economic, political or regulatory occurrence than would be the case if it had elected to diversify its holdings sufficiently to be classified as a "diversified" management investment company under the 1940 Act.

See "Taxation - United States Taxes."

Tax Considerations

     The Fund intends to qualify and to continue to qualify as a regulated investment company under the Code. If it so qualifies, it generally will be relieved of U.S. Federal income tax on its net investment income and capital gains, if any, which it generally distributes in accordance with requirements under the Code. To the extent that the Fund has earnings available for distribution, its distributions in the hands of stockholders generally are expected to be treated as ordinary dividend income, although certain distributions may be designated by the Fund as capital gain dividends which would be treated as long-term capital gain. Dividends paid by the Fund (both ordinary and capital) will not qualify for the corporate dividends-received deduction. Distributions in excess of the Fund's investment company taxable income and net capital gains will first reduce a stockholder's basis in his shares and, after the stockholder's basis is reduced to zero, will constitute capital gains to a stockholder who holds his shares as capital assets.

     Subject to certain limitations imposed by the Code, foreign taxes withheld from distributions or otherwise paid by the Fund may be creditable or deductible by U.S. stockholders for U.S. income tax purposes, if the Fund is eligible to and makes an election to treat the stockholders as having paid those taxes for U.S. Federal income tax purposes. No assurance can be given that the Fund will be eligible to make this election each year but it intends to do so if it is eligible. If the election is made, the foreign withholding taxes paid by the Fund will be includable in the U.S. Federal taxable income of stockholders. Non-U.S. investors may not be able to credit or deduct the foreign taxes, but they may be deemed to have additional income from the Fund, equal to their share of the foreign taxes, that is subject to the U.S. withholding tax. Investors should review carefully the information discussed under the heading "Taxation" and should discuss with their tax advisers the specific tax consequences of investing in the Fund.

Anti-Takeover Provisions

     The Fund has provisions in its Articles of Amendment and Restatement, as amended to date ("Articles") that could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, and (iii) the ability of the Fund's Directors or stockholders to amend the Articles or effect changes in the Fund's management.

     The By-Laws provide for a staggered election of those Directors who are elected by the holders of Common Stock, with such Directors divided into three classes, each having a term of three years. Accordingly, only those Directors in one class may be changed in any one year and it would require two years to change a majority of the Board of Directors. This system of electing Directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund's Stockholders to change the majority of Directors. Other provisions require the approval of holders of 75% of the outstanding shares of the Common Stock and Preferred Stock voting both together as a single class and separately as to each class to approve certain transactions including certain mergers, asset dispositions and conversion of the Fund to open-end status. However, certain provisions of the 1940 Act may nevertheless require a separate additional vote of the holders of Preferred Stock.

     Articles Supplementary approved by the Board of Directors subject the Fund to certain provisions of the Maryland General Corporation Law with respect to unsolicited takeovers. These provisions limit the ability of stockholders to remove directors, provide that the number of directors may be fixed only by the Board, provide that certain vacancies on the Board of Directors may be filled only by the vote of the remaining directors, and limit the ability of stockholders to call a special meeting of stockholders.

     The foregoing provisions may be regarded as "anti-takeover" provisions and may have the effect of depriving Stockholders of an opportunity to sell their shares at a premium over prevailing market prices. See "Capital Stock - Certain Provisions of the Articles, By-Laws and Articles Supplementary."

                              PORTFOLIO COMPOSITION

     The following sets forth certain information with respect to the composition of the Fund's investment portfolio (excluding $187,493,152 held in U.S. dollar and Australian dollar denominated short-term investments) as of July 31, 2002 based on the then applicable exchange rates shown in the table below:

            -------------------------------------------------------
                               Exchange Rates
            -------------------------------------------------------
                   Currency                 Currency per US$1
            -------------------------------------------------------
             United States Dollar                  N/A
            -------------------------------------------------------
             Australian Dollar                   A$0.5443
            -------------------------------------------------------
             New Zealand Dollar                 NZ$0.4689
            -------------------------------------------------------
             South Korean Won                   KRW1188.09
            -------------------------------------------------------
             Thai Baht                           THB42.02
            -------------------------------------------------------
             Philippines Peso                    PHP51.28
            -------------------------------------------------------
             Malaysian Ringgit                   MYR3.80
            -------------------------------------------------------
             Singapore Dollar                    SGD1.76
            ------------------------------------------------------

                                  The Portfolio

                                                                      Number of      Market Value     % of long-
Australia                                                               Issues      in U.S. dollars   term assets
---------                                                               ------      ---------------   -----------
Commonwealth Government Bonds...................................      18            $372,029,347        22.4%
Australian Semi-Government Bonds................................      19             286,450,900        17.3%
Australian Corporate Bonds......................................      11              53,533,729         3.2%
A$ Eurobonds....................................................      30             253,083,691        15.3%
                                                                                    ------------        ----
Sub-total                                                                            965,097,667        58.2%

                                                                      Number of      Market Value     % of long-
South Korea                                                             Issues      in U.S. dollars   term assets
-----------                                                             ------      ---------------   -----------
South Korean Government Bonds...................................      7               76,335,006         4.6%
                                                                                    ------------        ----
Sub-total                                                                             76,335,006         4.6%

                                                                      Number of      Market Value     % of long-
Thailand                                                                Issues      in U.S. dollars   term assets
--------                                                                ------      ---------------   -----------
Thailand Government Bonds.......................................      10              28,357,999         1.7%
                                                                                    ------------        ----
Sub-total                                                                             28,357,999         1.7%

                                                                      Number of      Market Value     % of long-
Philippines                                                             Issues      in U.S. dollars   term assets
-----------                                                             ------      ---------------   -----------
Philippines Government Bonds....................................      2               11,137,742         0.7%
                                                                                    ------------        ----
Sub-total                                                                             11,137,742         0.7%

                                                                      Number of      Market Value     % of long-
Malaysia                                                                Issues      in U.S. dollars   term assets
--------                                                                ------      ---------------   -----------
Malaysian Government Bonds......................................      3               12,241,136         0.7%
Malaysian Corporate Bonds.......................................      2                6,258,563         0.4%
                                                                                    ------------        ----
Sub-total                                                                             18,499,699         1.1%

                                                                      Number of      Market Value     % of long-
Singapore                                                               Issues      in U.S. dollars   term assets
---------                                                               ------      ---------------   -----------
Singapore Government Bonds......................................      2               16,149,015         1.0%
                                                                                    ------------        ----
Sub-total                                                                             16,149,015         1.0%

                                                                      Number of      Market Value     % of long-
Europe                                                                  Issues      in U.S. dollars   term assets
------                                                                  ------      ---------------   -----------
European Corporate Bonds........................................      1                4,209,045         0.3%
                                                                                    ------------        ----
Sub-total                                                                              4,209,045         0.3%

                                                                      Number of      Market Value     % of long-
Hong Kong                                                               Issues      in U.S. dollars   term assets
---------                                                               ------      ---------------   -----------
Hong Kong Corporate Bonds.......................................      1                1,908,423         0.1%
                                                                                    ------------        ----
Sub-total                                                                              1,908,423         0.1%

                                                                      Number of      Market Value     % of long-
Japan                                                                   Issues      in U.S. dollars   term assets
-----                                                                   ------      ---------------   -----------
Japanese Government Bonds.......................................      2               12,373,057         0.7%
                                                                                    ------------        ----
Sub-total                                                                             12,373,057         0.7%

                                                                      Number of      Market Value     % of long-
United States                                                           Issues      in U.S. dollars   term assets
-------------                                                           ------      ---------------   -----------
Yankee Bonds....................................................      76             523,555,534        31.6%
                                                                                    ------------        ----

Sub-total                                                  523,555,534    31.6%

Total long-term investments                            $ 1,657,623,187     100%

Moody's and/or S&P Ratings*                                              % of total market value of
---------------------------                                                  long-term portfolio
                                                                         --------------------------
Aaa/AAA.........................................................                    46.5%
Aa/AA...........................................................                    13.7%
A/A.............................................................                    11.2%
BBB/Baa.........................................................                    16.6%
BB/Ba...........................................................                     9.1%
B...............................................................                     2.8%
CCC.............................................................                     0.1%
Total Portfolio Rated by Moody's and/or S&P.....................                   100.0%

--------------------
* Reflects the lower of the Moody's or S&P rating. S&P rating categories may be further modified by a, plus (+) or minus (-) in AA and A ratings. Moody's rating categories may be further modified by 1 (highest), 2 or 3 (lowest) in Aa and A ratings.

                             MANAGEMENT OF THE FUND

Directors and Officers

         The Fund's By-Laws provide that the Directors to be elected by holders of the Fund's Common Stock will be divided into three classes, as nearly equal in number as possible, each of which will serve for three years with one class being elected each year. Each year, the term of one class expires. Section 18 of the 1940 Act requires that the holders of the Preferred Stock, voting separately as a single class without regard to series, have the right to elect at least two Directors at all times. The officers of the Fund serve at the pleasure of the Board of Directors.

         Although the Fund is a Maryland corporation, certain of its Directors and officers (Messrs. Elsum, Gilbert, Malone, Miles, O'Connell, Sacks, Schrafl, Sherman, Pittard, Bignell and Randall) are non-residents of the United States and have all, or a substantial part, of their assets located outside the United States. None of the Directors or officers has authorized an agent for service of process in the United States. As a result, it may be difficult for U.S. investors to effect service of process upon the Directors and officers within the United States or to effectively enforce judgments of courts of the United States predicated upon civil liabilities of the Directors or officers under the Federal securities laws of the United States. The Fund has been advised by local counsel in each jurisdiction in which the Fund's directors and officers reside, other than those listed below, that it is unlikely that the courts of those jurisdictions would adjudge civil liability against Directors and officers resident in those jurisdictions in an original action predicated solely on a violation of the Federal securities laws of the United States. Although there is no arrangement in place between those jurisdictions and the United States for the reciprocal enforcement of judgments, a judgment against the Directors and officers in an original action predicated on such provisions rendered by a court in the United States would be enforceable by action or counterclaim or be recognized by the courts of those jurisdictions as a defense to an action or as conclusive of an issue in that action unless obtained by fraud or otherwise than in accordance with the principles of natural justice or unless contrary to public policy or unless the proceedings in the United States court were not duly served on the defendant in the original action. There is doubt as to the enforceability in Australia, Canada, _______, and _______, the countries in which other Directors and officers are resident, of these civil liability provisions, whether or not the liabilities are based upon judgments of courts in the United States or are pursuant to original actions.

     The By-Laws of the Fund provide that the Fund will indemnify Directors and officers of the Fund against liabilities and expenses, including the advancement of expenses actually and reasonably incurred in connection with claims or litigation in which they may be involved because of their offices with the Fund. Neither the Articles of Incorporation nor the By-Laws of the Fund protects or indemnifies a Director or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     The names of the Directors and officers of the Fund, their addresses, ages and principal occupations during the past five years are provided in the tables below. Directors that are deemed "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund, the Investment Manager, the Investment Adviser and the Dealer Managers are included in the table titled "Interested Directors." Directors who are not interested persons as described above are referred to as Independent Directors.

Interested Directors

------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number
                                      Term of                                    of Funds
                                      Office                                     in Fund
                                       and                                       Complex
                       Position(s)    Length                                     Overseen
   Name, Address        Held With     of Time       Principal Occupation(s)         by        Other Directorships Held by
      and Age            the Fund     Served        During Past Five Years       Director               Director
------------------------------------------------------------------------------------------------------------------------------
Martin J. Gilbert*      Chairman of   Term       Mr. Gilbert is the Chief            2      Chairman of the Board and
One Albyn Place         the Board     expires    Executive and an Executive                 Director, Aberdeen Global Income
Aberdeen, AB10 1YG      Class III     2003;      Director of Aberdeen Asset                 Fund, Inc. (since 2001);
United Kingdom          Director      Director   Management PLC, which was                  Director, Aberdeen Asia-Pacific
                                      since 2001 established in 1983 and is the             Income Investment Company Limited
                                                 parent company of the Fund's               (since 2000); Director, Aberdeen
Age: 47                                          Investment Manager and                     Asset Management Holdings Limited
                                                 Investment Adviser.  He is one             (since 2000); Director, Aberdeen
                                                 of the founding directors of               Asian Smaller Companies
                                                 Aberdeen Asset Management PLC              Investment Trust PLC (since
                                                 and has been involved in the               1995); Director, Aberdeen Asset
                                                 investment management industry             Management Asia Limited (since
                                                 since 1982, after he qualified             1991); Director, Aberdeen Asset
                                                 as a chartered accountant.  He             Management Ireland Limited (since
                                                 has been Chairman of the Board             1998); Director, Aberdeen Asset
                                                 of the Fund and of Aberdeen                Managers Jersey Limited (since
                                                 Global Income Fund, Inc. since             1999); Director, Aberdeen Asset
                                                 2001.  He has been a Director              Managers Limited (since 1987);
                                                 of Aberdeen Asset Management               Director, Aberdeen Convertible
                                                 Limited (the Fund's Investment             Income Trust PLC (since 1995);
                                                 Adviser) and Aberdeen Asset                Director, Aberdeen Development
                                                 Managers (C.I.) Limited (the               Capital PLC (since 1986);
                                                 Fund's Investment Manager)                 Director, Aberdeen Emerging Asia
                                                 since 2001.                                Investment Trust Limited (since
                                                                                            1990); Director, Aberdeen
                                                                                            Emerging Economies Investment
                                                                                            Trust PLC (since 1993); Director,
                                                                                            Aberdeen Football Club PLC (since
                                                                                            1997); Director, Aberdeen Fund
                                                                                            Managers, Inc. (since 1995);
                                                                                            Director, Aberdeen Global (since
                                                                                            1998); Director,
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number
                                      Term of                                    of Funds
                                      Office                                     in Fund
                                       and                                       Complex
                       Position(s)    Length                                     Overseen
   Name, Address        Held With     of Time       Principal Occupation(s)         by        Other Directorships Held by
      and Age            the Fund     Served        During Past Five Years       Director               Director
------------------------------------------------------------------------------------------------------------------------------
                                                                                            Aberdeen Graham Asset Management
                                                                                            Limited (since 1999); Director,
                                                                                            Aberdeen Growth VCT I PLC (since
                                                                                            2001); Director, Aberdeen
                                                                                            International Fund Managers
                                                                                            Limited (since 1998); Director,
                                                                                            Aberdeen International Fund PLC
                                                                                            (since 1997); Director, Aberdeen
                                                                                            Private Investors Limited (since
                                                                                            2001); Director, Aberdeen
                                                                                            Property Investors International
                                                                                            Limited (since 2001); Director,
                                                                                            Aberdeen Umbrella Cash Fund PLC
                                                                                            (since 1998); Director, Aberdeen
                                                                                            Unit Trust Managers Limited
                                                                                            (since 1987); Director, Aberdeen
                                                                                            Fund Managers Ireland Limited
                                                                                            (since 2000); Director, APFM
                                                                                            Wind-Up Limited (since 1994);
                                                                                            Director, Argosy Asset Management
                                                                                            Luxembourg SA (since 1991);
                                                                                            Director, Asset Value Investors
                                                                                            Limited (since 2001); Director,
                                                                                            Balgranach Properties Limited
                                                                                            (since 1998); Director, Bogey One
                                                                                            Limited (since 1998); Director,
                                                                                            Broadgate Investment Trust PLC
                                                                                            (since 1995); Director, Chaucer
                                                                                            Holdings PLC (since 1993);
                                                                                            Director, FirstGroup PLC (since
                                                                                            1995); Director, Grampian Country
                                                                                            Food Group Limited (since 1996);
                                                                                            Director, Healthcare Reform
                                                                                            Investment Trust PLC (since
                                                                                            1996); Director, Inner Workings
                                                                                            Group PLC (since 1999); Director,
                                                                                            Jersey Phoenix Trust Limited
                                                                                            (since 1999); Director, Lombard
                                                                                            International Assurance SA (since
                                                                                            1991); Director, Murray Johnstone
                                                                                            Holdings Limited (since 2001);
                                                                                            Director, Murray Johnstone
                                                                                            International Limited (since
                                                                                            2001); Director, Murray Johnstone
                                                                                            Limited (since 2001); Director,
                                                                                            Murray Johnstone Unit Trust
                                                                                            Management Limited (since 2001);
                                                                                            Director, New Asia (Isle of Man)
                                                                                            Limited (since 1996); Director,
                                                                                            Phoenix Aberdeen International
                                                                                            Advisors LLC (since 1996);
                                                                                            Director, Primary Health
                                                                                            Properties PLC (since 1996);
                                                                                            Director, Property Management
------------------------------------------------------------------------------------------------------------------------------

                                       60

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number
                                   Term of                                       of Funds
                                   Office                                        in Fund
                                     and                                         Complex
                    Position(s)    Length                                        Overseen
   Name, Address     Held With     of Time    Principal Occupation(s) During        by
      and Age        the Fund      Served             Past Five Years            Director     Other Directorships Held by Director
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Employment Services Limited (since
                                                                                              2000); Director, Property Partners
                                                                                              (Two Rivers) Limited (since 2001);
                                                                                              Director, Property Partners (Whitgift)
                                                                                              Limited (since 2000); Director, Regent
                                                                                              Property Partners (Residential)
                                                                                              Limited (since 2000); Director, Regent
                                                                                              Property Partners (Retail Parks)
                                                                                              Limited (since 2000); Director, Regent
                                                                                              Retail Parks (St. John's
                                                                                              Wolverhampton) Limited (since 2001);
                                                                                              Director, Scottish Medicine PLC (since
                                                                                              1998); Director, Templar Hotels LTD
                                                                                              (since 1990); Director, Tenon Nominees
                                                                                              Limited (since 1987); Director, The
                                                                                              London Market Fund PLC (since 1999);
                                                                                              Director, The Tavemers Trust PLC
                                                                                              (since 2000); Director, Themis
                                                                                              Investment Management Limited (since
                                                                                              2000); Director, Aberdeen Emerging
                                                                                              Economies Investment Trust PLC (since
                                                                                              1993); Director, Aberdeen Growth VCT I
                                                                                              (since 2001); Director, Aberdeen
                                                                                              Property Investors UK Limited (since
                                                                                              2001); Director, Aberdeen
                                                                                              International India Opportunities Fund
                                                                                              (Mauritius) Limited; Director,
                                                                                              Aberdeen Latin American Investment
                                                                                              Trust PLC (from 1994 to 1998);
                                                                                              Director, Aberdeen New Thai Investment
                                                                                              Trust PLC (from 1989 to 2000);
                                                                                              Director, Aberdeen Investment Services
                                                                                              SA (from 1998 to 2000); Director,
                                                                                              Aberdeen High Income Trust PLC (from
                                                                                              1994 to 1999); Director, Aberdeen
                                                                                              Preferred Income Trust PLC (from 1997
                                                                                              to 1998); Director, Aberdeen Growth
                                                                                              VCT II PLC (from 2001 to 2002);
                                                                                              Director, AM Wind-Up Limited (1997 to
                                                                                              1998); Director, Aberdeen Property
                                                                                              Investors Limited (from 2000 to 2002);
                                                                                              Director, Arthur House (No 10) Limited
                                                                                              (from 1997 to 1998); Director, PFM
                                                                                              Developments Limited (during 1998);
                                                                                              Director, Prolific Objective Asset
                                                                                              Management Limited (during 1999);
                                                                                              Director, Prolific Objective Limited
                                                                                              (from 1997 to 1999); Director,
                                                                                              Prolific Technology
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number
                                   Term of                                       of Funds
                                   Office                                        in Fund
                                     and                                         Complex
                    Position(s)    Length                                        Overseen
   Name, Address     Held With     of Time    Principal Occupation(s) During        by
      and Age        the Fund      Served             Past Five Years            Director     Other Directorships Held by Director
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Limited (from 1997 to 1998); Director,
                                                                                              Prolific Unit Trust Nominees Limited
                                                                                              (from 1997 to 1998); Director, The
                                                                                              Taverners Trust PLC (from 1996 to
                                                                                              2000); Director, UTM Wind-Up II
                                                                                              Limited (from 1997 to 2000); Director,
                                                                                              UTM Wind-Up Limited (from 1997 to
                                                                                              2000); Director, Aberdeen Atlas Fund
                                                                                              (from 1991 to 1999); Director,
                                                                                              Aberdeen Capital Management
                                                                                              International Limited (from 1998 to
                                                                                              1999); Director, Abtrust Pointon
                                                                                              Pension Fund Managers Limited (from
                                                                                              1995 to 2000); Director, Abtrust
                                                                                              Securities Limited (from 1991 to
                                                                                              1999); Director, Archer Dedicated PLC
                                                                                              (from 1995 to 1998); Director, Arthur
                                                                                              House (No 9) Limited (from 1990 to
                                                                                              1998); Director, Arthur House
                                                                                              Management Limited (from 1995 to
                                                                                              1999); Director, CGA Nominees Limited
                                                                                              (from 1991 to 1998); Director,
                                                                                              Criterion Properties PLC (from 1993 to
                                                                                              2000); Director, Easyfollow Limited
                                                                                              (from 1990 to 2000); Director,
                                                                                              Grampian Enterprise Limited (from 1997
                                                                                              to 2001); Director, Old Mutual
                                                                                              Services Company (IOM) Limited (during
                                                                                              2002); Director, Pointon York Nominees
                                                                                              Limited (from 1994 to 2001); Director,
                                                                                              Prosperity Investment Management
                                                                                              Limited (during 1998); Director, The
                                                                                              Turkey Trust PLC (from 1996 to 1998);
                                                                                              Director, Prosperity Unit Trust
                                                                                              Management Limited (from 1994 to
                                                                                              1998).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number
                                      Term of                                    of Funds
                                       Office                                    in Fund
                                        and                                      Complex
                        Position(s)    Length                                    Overseen
     Name, Address       Held With    of Time      Principal Occupation(s)          by       Other Directorships Held by Director
        and Age           the Fund     Served       During Past Five Years       Director
------------------------------------------------------------------------------------------------------------------------------------
Beverley Hendry*         Class I     Term as   Mr. Hendry has served as             1        Director, Aberdeen Investment
Las Olas Place           Director;   Director  Executive Director of Aberdeen                Services S.A. (since 1998);
300 S.E. 2/nd/ Street,   Assistant    expires  Asset Management PLC (parent                  Director, Aberdeen Fund Managers
Suite 820                Treasurer     2004;   company of the Fund's                         Ireland Limited (since 2000);
Fort Lauderdale, FL                  Director  Investment Manager and                        Director, Phoenix Aberdeen
33301                                   and    Investment Adviser) since                     International Advisors LLC (since
                                      officer  1991.  He has also served as                  1996); Director, Aberdeen Asset
Age: 48                                since   Chief Executive Director of                   Managers Ireland Limited (since
                                       2001    Aberdeen Fund Managers, Inc.                  1999); Director, The America Monthly
                                               (affiliate of the Fund's                      Income Trust (since 2000).
                                               Investment Manager and
                                               Investment Adviser) since
                                               1995.  He has been a Director
                                               of Aberdeen Asset Managers
                                               (C.I.) Limited (the Fund's
                                               Investment Manager) since 2001.

------------------------------------------------------------------------------------------------------------------------------------
Brian M. Sherman*        Class II      Term    Mr. Sherman has 36 years             1        Vice President (from 1992 to 2000),
2 Paddington Street      Director     expires  experience in international                   Director (from 1992 to 2000) and
Paddington, NSW                        2005;   funds management, stockbroking,               Chairman (from 1995 to 2000),
2021 Australia                       Director  and in particular, 24 years in                Aberdeen Global Income Fund, Inc.;
                                       since   the funds management industry                 President (from 1985 to 2001) and
Age: 58                                1986    in Australia, managing money in               Director (from 1985 to 2000),
                                               equities and bonds. He was                    Aberdeen Australia Equity Fund,
                                               Chairman of the Fund from 2000                Inc.; Joint Managing Director (from
                                               to 2001 and President of the                  1986 to 2001) and Chairman (from
                                               Fund to 2001. Until December                  1995 to 2001), Director (since
                                               2000, he was Chairman and Joint               1986), Aberdeen Asia-Pacific Income
                                               Managing Director of the Fund's               Investment Company Limited;
                                               Investment Adviser, and a                     Chairman, Sherman Group Limited
                                               Director of the Fund's                        (investment company) (since 2001);
                                               Investment Manager. Mr. Sherman               Joint Managing Director, EquitiLink
                                               has been the President of the                 Limited (holding company) (from 1988
                                               Board of Directors of the                     to 2000); Director, EquitiLink
                                               Australian Museum since 2001.                 Holdings Pty. Limited (holding
                                                                                             company) (from 1998 to 2000);
                                                                                             Director, Aberdeen Leaders Limited
                                                                                             (investment company) (since 1987);
                                                                                             Director, EquitiLink eLink Limited
                                                                                             (investment company) (from 1998 to
                                                                                             2002); Director, Ten Network
                                                                                             Holdings Limited (television
                                                                                             network) (since 1998); Director,
                                                                                             EIML Australia Pty. Limited
                                                                                             (investment company) (from 1985 to
                                                                                             2000); Director, Telecasters North
                                                                                             Queensland Ltd. (from 1992 to 1998);
                                                                                             Director, Kirman Pty. Limited (since
                                                                                             1981); Director, Kirman Holdings
                                                                                             Pty. Limited (since 1993); Director,
                                                                                             Hestian Pty. Limited (since 1983);
                                                                                             Director, EquitiLink International
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                 Number
                                       Term of                                  of Funds
                                       Office                                   in Fund
                                        and                                     Complex
                         Position(s)   Length                                   Overseen
     Name, Address        Held With   of Time      Principal Occupation(s)         by          Other Directorships Held by
        and Age            the Fund    Served       During Past Five Years      Director               Director
-----------------------------------------------------------------------------------------------------------------------------
                                                                                              Management
                                                                                              Limited (from 1985 to 2000).
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------
* Mr. Sherman is deemed to be an interested person because of his ownership of securities of Aberdeen Asset Management PLC, the parent company of the Fund's Investment Manager and Investment Adviser. Messrs. Gilbert and Hendry are deemed to be interested persons because of their affiliation with the Fund's Investment Manager and Investment Adviser.

Independent Directors

-----------------------------------------------------------------------------------------------------------------------------

                                       Term of                                   Number
                                       Office                                   of Funds
                                         and                                    in Fund
                                       Length                                   Complex
                          Position(s)    of                                     Overseen
      Name, Address        Held With    Time        Principal Occupation(s)        by          Other Directorships Held by
         and Age           the Fund    Served       During Past Five Years      Director               Director

-----------------------------------------------------------------------------------------------------------------------------
Anthony E. Aaronson         Class I      Term     Mr. Aaronson has extensive          2       Director, Aberdeen
110 E. 9/th/ Street         Director    expires   experience in the management                Australia Equity Fund, Inc.
Suite 721B                               2004;    of private investments.  He                 (since 1985); Tony Aaronson
Los Angeles, CA 90079                   Director  served as Chairman of the                   Textiles (since 1992).
                                         since    Audit Committee of the Fund
Age: 65                                   1986    from the inception of the Fund
                                                  until 2000.  He was Vice
                                                  President of the Textile
                                                  Association of Los Angeles
                                                  from 1996 to 1998.
-----------------------------------------------------------------------------------------------------------------------------

David L. Elsum, A.M.++      Class III    Term     Mr. Elsum has over 20 years of      3       Director, Aberdeen
9 May Grove                 Director    expires   experience in investment and                Australia Equity Fund, Inc.
South Yarra, Victoria 3141               2003;    insurance markets.  He was a                (since 1985), Aberdeen
Australia                               Director  member of the Corporations and              Global Income Fund, Inc.
                                         since    Securities Panel of the                     (since 1992), and Aberdeen
Age: 64                                   1986    Australian Securities                       Asia-Pacific Income
                                                  Commission until 2000, was a                Investment Company Limited
                                                  member of the Australian                    (since 1986); Chairman,
                                                  Federal Government                          Audit Victoria (government
                                                  Administrative Appeals                      statutory authority) (from
                                                  Tribunal until 2001, and has                1997 to 2000); Chairman,
                                                  been a member of the State of               Melbourne Wholesale Fish
                                                  Victoria Regulator-General                  Market Pty. Ltd.; Chairman,
                                                  Appeal Panel since 2001.  Mr.               Queen Victoria Market Pty.
                                                  Elsum is Chairman of Stodart                Ltd. (municipal market);
                                                  Investment Pty. Ltd.                        Director, Financial Planning
                                                  Previously, he was founding                 Association Limited
                                                  Managing Director of Capel                  (industry association);
                                                  Court Investment Bank.                      Director, Aberdeen Leaders
                                                  Subsequently, Mr. Elsum was                 Limited (investment company).
                                                  Chief Executive of several
                                                  major public companies
                                                  including The MLC Limited
                                                  (insurance) and President of
                                                  the State of Victoria
                                                  Superannuation Fund (pension
                                                  fund management).
-----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number
                                         Term of                                  of Funds
                                          Office                                  in Fund
                                           and                                    Complex
                         Position(s)      Length                                  Overseen
     Name, Address        Held With       of Time    Principal Occupation(s)         by       Other Directorships Held by
        and Age           the Fund        Served      During Past Five Years      Director             Director
---------------------------------------------------------------------------------------------------------------------------------
Howard A. Knight           Class II       Term    Mr. Knight has over 30 years        2      Director, Aberdeen
421 Glenbrook Road, #2     Director      expires  of experience in financial                 Australia Equity Fund, Inc.
Stamford, CT 06906                        2005;   markets and has been actively              (since 1993); Director,
                                         Director involved in the Australian                 Lions Gate Entertainment
Age: 60                                   since   financial markets for more                 Corp. (film production and
                                          1993    than 25 years.  From 1991 to               distribution) (since 1998);
                                                  1994, he served as President               Director, SBS Broadcasting
                                                  of Investment Banking, Equity              SA (from 1993 to 2001);
                                                  Transactions and Corporate                 Director, Agaton Fitness AG
                                                  Strategy at Prudential                     (since 1996).
                                                  Securities.  From 1996 to
                                                  2001, Mr. Knight served as
                                                  Vice Chairman and Chief
                                                  Operating Officer of SBS
                                                  Broadcasting SA (European
                                                  television and radio
                                                  broadcasting), where he was
                                                  actively involved in
                                                  investment management and
                                                  capital markets. Mr. Knight is
                                                  currently an independent
                                                  director and management
                                                  adviser.
---------------------------------------------------------------------------------------------------------------------------------
P. Gerald Malone           Class II       Term    Mr. Malone has been chairman        1      Director, Aberdeen
48 Barmouth Road           Director      expires  or a director of several                   Asia-Pacific Income
London, SW182DP                           2005;   companies in the health care               Investment Company Limited
United Kingdom                          Director  industry since 1998.  He was               (since 2001); Chairman
                                          since   Minister of Health between                 (since 2000) and Director
Age: 52                                   2001    1994 and 1997, and a Member of             (since 1999), Regent GM
                                                  Parliament from Winchester                 Laboratories Ltd. (generic
                                                  between 1992 and 1997.                     pharmaceutical manufacturer);
                                                                                             Director, Chiltern Invadex plc
                                                                                             (manufacturers of patient
                                                                                             handling and showering equipment)
                                                                                             (since 1999); Director, Ultrasis
                                                                                             plc (developers of health care
                                                                                             software) (since 2000); Director,
                                                                                             European Growth and Income Trust
                                                                                             plc (investment trust) (since 2000);
                                                                                             Director, Quinta dos Pinhieros
                                                                                             Limited (real estate) (since 2001).
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                                                    Number
                                        Term of                                    of Funds
                                        Office                                     in Fund
                                          and                                      Complex
                         Position(s)    Length                                     Overseen
  Name, Address           Held With     of time   Principal Occupation(s) During      by       Other Directorships Held by
     and age              the Fund      Served           Past Five Years           Director             Director
-----------------------------------------------------------------------------------------------------------------------------
Neville J. Miles*         Class I        Term     Mr. Miles has over 20 years of      3      Director, Aberdeen Australia
2 Paddington Street       Director      expires   international investment                   Equity Fund, Inc. (since 1996),
Paddington, NSW 2021                     2004;    banking experience. He was                 Aberdeen Global Income Fund,
Australia                               Director  formerly head of Corporate                 Inc. (since 1999), and Aberdeen
                                         since    Treasury at Westpac Banking                Asia-Pacific Income Investment
Age: 56                                  1996     Corporation and Managing                   Company Limited (since 2000);
                                                  Director of Ord Minnett                    Director, Aberdeen Leaders
                                                  Securities Limited                         Limited (investment company);
                                                  (stockbrokers). Mr. Miles has              Executive Director, EL&C
                                                  extensive experience in the                Ballieu Limited (stockbrokers)
                                                  areas of corporate                         (from 1994 to 1997); Director,
                                                  acquisitions and equity                    Ballyshaw Pty.
                                                  offerings. He is currently an              Ltd.(investing/consulting);
                                                  investor and real estate                   Director, Dawnglade Pty. Ltd.
                                                  developer.                                 (real estate investment);
                                                                                             Director, Villepen Pty. Ltd.
                                                                                             (real estate development)
                                                                                             (since 1999); Director, Sonic
                                                                                             Communications Pty. Ltd. (since
                                                                                             2000) Director, ComServe (since 2002).

-----------------------------------------------------------------------------------------------------------------------------
Peter J. O'Connell        Class III      Term     Mr. O'Connell is involved in        2      Director, Aberdeen Australia
3 Spring Street           Director      expires   modern technology developments             Equity Fund, Inc. (since 1999);
Suite 8, Level 6                         2003;    and has extensive business                 Chief Executive Officer, Lang
Sydney, NSW 2000                        Director  experience in the Asian                    Holdings (Aust) Pty. Ltd.
Australia                                since    region. Mr. O'Connell is                   (technology consulting) (since
                                         1999     admitted as a solicitor in                 2001); Chief Executive Officer,
Age: 49                                           Australia and he has been                  Ten Ventures Pty. Ltd.
                                                  Chief Executive Officer of                 (establishment of media-based
                                                  Smart Device Marketing Company             internet businesses) (from 1999
                                                  since 2001.                                to 2000); Chief of Operations,
                                                                                             Consolidated Press Holdings
                                                                                             Pty. Limited (supervision of
                                                                                             private equity investments)
                                                                                             (from 1997 to 1999); Chief
                                                                                             Executive Officer (from 1994 to
                                                                                             1996) and Director (from
                                                                                             1994-1999), Hargrave
                                                                                             Consultants Pty. Ltd.
                                                                                             (technology consulting);
                                                                                             Director, A.C.N. 088 899 230
                                                                                             Limited (during 1999);
                                                                                             Director, ACP New Zealand
                                                                                             Mastheads Pty. Ltd. (from
                                                                                             1997-1998); Director, Shield
                                                                                             Telecommunications Ltd. (during
                                                                                             2001); Director, Aspinalls
                                                                                             London Limited (from
                                                                                             1997-1999); Director, Clonmel
                                                                                             Nominees Pty.
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Number
                                        Term of                                    of Funds
                                        Office                                     in Fund
                                         and                                       Complex
                           Position(s)  Length                                     Overseen
    Name, Address           Held With   of Time   Principal Occupation(s) During      by         Other Directorships Held by
       and Age               the Fund   Served           Past Five Years           Director                Director
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Limited (from 1998-1999);
                                                                                                   Director, Consolidated Meat
                                                                                                   Group (from 1998-1999);
                                                                                                   Director, Easycall (Asia)
                                                                                                   Telecommunications Ltd.
                                                                                                   (from 1997-2000); Director,
                                                                                                   FAI Insurances Ltd. (from
                                                                                                   1996-1999); Director,
                                                                                                   Guzman Pty. Ltd. (from
                                                                                                   1987-1999); Director,
                                                                                                   Hargrave Consultants Pty.
                                                                                                   Limited (1994-1999);
                                                                                                   Director, Huntsman
                                                                                                   Australia R&D Company Pty.
                                                                                                   Limited (from 1998-1999);
                                                                                                   Director, Manboom2 Pty.
                                                                                                   Limited (from 1998-1999);
                                                                                                   Director, Mangosports.com
                                                                                                   Pty. Limited (from
                                                                                                   2000-2002); Director,
                                                                                                   Moneymakers Television Show
                                                                                                   Pty. Limited (from
                                                                                                   1995-2000); Director,
                                                                                                   Moonstone Diamond
                                                                                                   Corporation (from
                                                                                                   1998-1999); Director, Optus
                                                                                                   Communications Pty. Limited
                                                                                                   (from 1992-1998); Chairman
                                                                                                   and Director, Perisher Blue
                                                                                                   Pty. Limited (from
                                                                                                   1997-1999); Director, Sky
                                                                                                   Television Pty. Limited
                                                                                                   (from 1997-1999); Director,
                                                                                                   TCom World Limited (from
                                                                                                   2000-2001); Chairman and
                                                                                                   Director, Ticketek Pty.
                                                                                                   Limited (from 1996-1999);
                                                                                                   Director, Vysden Resources
                                                                                                   NL (from 1993-1998);
                                                                                                   Director, V10 Corp.
                                                                                                   Investments Pty. Ltd.
                                                                                                   (during 2000); Director,
                                                                                                   V10 Investments Pty. Ltd.
                                                                                                   (during 2000).
----------------------------------------------------------------------------------------------------------------------------------
 William J. Potter++*      Class II        Term     Mr. Potter has extensive             3         Director, Aberdeen Australia
 236 West 27/th/ Street    Director      expires    experience in investment                       Equity Fund, Inc. (since 1985),
 3/rd/ Floor                               2003;    banking and fund management.                   Aberdeen Global Income Fund, Inc.
 New York, NY 10001                      Director   Mr. Potter has held senior                     (since 1992), and Aberdeen
                                           since    positions with Toronto                         Asia-Pacific Income Investment
 Age: 54                                   1986     Dominion Bank, Barclays Bank                   Company Limited (since 1986);
                                                    PLC, and Prudential                            President, Ridgewood Group
                                                    Securities, Inc., as well as                   International Ltd. (international
                                                    board of director positions                    consulting and merchant banking
                                                    with investment funds                          company) (since 1989);
                                                    involving over $20 billion in                  President, Ridgewood Capital
                                                    assets since 1983.  Mr. Potter                 Funding,
                                                    has been involved in the
                                                    Australian capital markets
                                                    since 1974,
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                     Number
                                       Term of                                      of Funds
                                        Office                                       in Fund
                                         and                                         Complex
                            Position(s) Length                                      Overseen
Name, Address                Held With  of Time   Principal Occupation(s) During       By           Other Directorship Held by
   and Age                   the Fund   Served           Past Five Years            Director               Director
---------------------------------------------------------------------------------------------------------------------------------
                                                  including management and board             Inc. (private placement securities
                                                  of director positions with a               firm) (since 1989); Director,
                                                  noted Australian brokerage                 International Panorama,
                                                  house. Mr. Potter is                       Inc. (mining) (since
                                                  President of a U.S. investment             1994); Director, National
                                                  bank and has securities                    Foreign Trade Counsel
                                                  licenses in both the U.S. and              (trade association) (since
                                                  Canada. Mr. Potter also has                1984); Director,
                                                  extensive securities                       Alexandria Bancorp (banking
                                                  underwriting experience in                 group in Cayman Islands)
                                                  various capital markets with               (since 1991); [Director,
                                                  an emphasis on natural                     Vanstone Investments
                                                  resources.                                 (software) (since 1990)];
                                                                                             Director, E.C. Power, Inc.
                                                                                             (energy company) (since
                                                                                             1996); Director, Serapec
                                                                                             S.A. (energy company)
                                                                                             (since 1996).
---------------------------------------------------------------------------------------------------------------------------------
Peter D. Sacks++            Class II     Term     Mr. Sacks is currently              3      Director, Aberdeen
445 King Street West,       Director    expires   Managing Partner of Toron                  Australia Equity Fund, Inc.
4/th/ Floor                              2005;    Capital Markets, Inc., a                   (since 1999), Aberdeen
Toronto, Ontario M5V 1K4               Director   company he established in 1998             Global Income Fund, Inc.
Canada                                   since    to design and manage                       (since 1992), and Aberdeen
                                         1993     customized equity, fixed                   Asia-Pacific Income
                                                  income and currency portfolios             Investment Company Limited
Age: 57                                           for individual and corporate.              (since 1998); Director,
                                                  Mr. Sacks also serves on the               First Horizon Holdings LTD
                                                  Boards of Directors of Toron               (since 1998); Director,
                                                  Capital Markets, Inc., Toron               First Horizon Capital Corp.
                                                  Capital Management, Ltd. and               (since 1998); Director,
                                                  Toron Asset Management, Inc.               Cirrus Financial Concepts
                                                                                             Inc (since 1998).
---------------------------------------------------------------------------------------------------------------------------------
Dr. Anton E. Schrafl        Preferred    Term     Dr. Schrafl was Deputy             2       Director, Aberdeen Global
Wiesenstrasse 7             Stock       expires   Chairman of Holcim imited,                 Income Fund, Inc. (since
CH-8001 Zurich              Director     2003;    La global manufacturer and                 1993) and Aberdeen
Switzerland                            Director   distributor of cement and                  Asia-Pacific Income
                                         since    allied products until May                  Investment Company Limited
Age: 70                                  1998     2002. He also serves on the                (since 1998).
                                                  Board of Directors of
                                                  Organogenesis, Inc., a medical
                                                  products company involved in
                                                  biotechnological tissue
                                                  engineering, and Apogee
                                                  Technology Inc., a
                                                  manufacturer of digital
                                                  amplifiers.
---------------------------------------------------------------------------------------------------------------------------------
John T. Sheehy *            Preferred    Term     Mr. Sheehy has over 30 years'       3      Director, Aberdeen
560 Sylvan Avenue           Stock       expires   experience in investment                   Australia Equity Fund, Inc.
Englewood Cliffs, NJ        Director     2003;    banking with companies such as             (since 1985), Aberdeen
07632                                   Director  J.P. Morgan & Company and                  Global Income Fund, Inc.
                                         since    Bear, Stearns & Co. Inc. His               (since 1992), and Aberdeen
Age: 59                                  1986     specialty areas include                    Asia-Pacific Income
                                                  securities valuation, public               Investment Company Limited
                                                  offerings and private                      (since 1986); Member, The
                                                  placements of debt and equity              Value Group LLC (private
                                                  securities, mergers and                    equity) (since 1997);
                                                  acquisitions and management                Director, Video City, Inc.
                                                  buyout transactions. He has                (video retail merchandising)
                                                  been                                       (since 1997);
---------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                 Number
                                   Term of                                      of Funds
                                   Office                                       in Fund
                                    and                                         Complex
                    Position(s)    Length                                       Overseen
Name, Address       Held With      of Time    Principal Occupation(s) During       by         Other Directorships Held by
   and Age          the Fund       Served            Past Five Years            Director                Director
-----------------------------------------------------------------------------------------------------------------------------
                                                  Senior Managing Director                     Managing Director,
                                                  of B.V. Murray and Company                   Black & Co. (investment
                                                  (investment banking) since                   banking) (from 1996 to
                                                  2001.                                        1997); Director, Cross
                                                                                               Point Foods, Corp. (from
                                                                                               2000 to 2001).
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------

+        Messrs. Elsum, Miles and Potter are members of the Contract Review
         Committee.

++ Messrs. Aaronson, Sacks and Sheehy are members of the Audit and Valuation Committee.

*        Messrs. Miles, Potter and Sheehy are members of the Nominating
         Committee.

Officers Who Are Not Directors

-------------------------------------------------------------------------------------------------------------------------------
      Name, Address         Position(s) Held    Term of Office* and
         and Age              With the Fund     Length of Time Served     Principal Occupation(s) During Past Five Years
-------------------------------------------------------------------------------------------------------------------------------
Hugh Young                      President           Since 2001         Managing Director (since 1991) of Aberdeen Asset
21 Church Street                                                       Management PLC (parent company of the Fund's
#01-01 Capital Square Two                                              Investment Manager and Investment Adviser), Managing
Singapore 0490480                                                      Director (since 1992) of Aberdeen Asset Management
                                                                       Asia Limited (affiliate of the Fund's Investment
Age: 44                                                                Manager and Investment Adviser), Managing Director
                                                                       (since 2000) of Aberdeen International Fund Managers
                                                                       Limited (affiliate of the Fund's Investment Manager
                                                                       and Investment Adviser), Director (since 2001) of the
                                                                       Investment Manager and the Investment Adviser,
                                                                       President (since 2001) of the Fund and of Aberdeen
                                                                       Australia Equity Fund, Inc. and Aberdeen Global Income
                                                                       Fund, Inc.

                                                                       Mr. Young holds the following positions: Director,
                                                                       Aberdeen Australia Equity Fund, Inc. (since 2001);
                                                                       Director, Aberdeen Asset Management Holdings Limited
                                                                       (since 2000); Director, Aberdeen Asia Total Return
                                                                       (since 1998); Director, Aberdeen Asian Smaller
                                                                       Companies Investment Trust PLC (since 1995); Director,
                                                                       Aberdeen Emerging Asia Investment Trust Limited (since
                                                                       1990); Director, Aberdeen Asset Management Asia
                                                                       Limited (since 1991); Director, Aberdeen India Fund
                                                                       Limited (since 1996); Director, Aberdeen Islamic Fund
                                                                       Managers Limited (since 2000); Director, Aberdeen New
                                                                       Dawn Investment Trust PLC (since 1989); Director,
                                                                       Aberdeen New Thai Investment Trust PLC (since 1989);
                                                                       Director, Aberdeen International Fund Managers Limited
                                                                       (since 1998); Director, Aberdeen International
                                                                       Management Ireland Limited (since 2000); Director,
                                                                       Apollo Europe Fund Limited (since 1996); Director,
                                                                       Apollo Investment Management Limited (since 1994);
                                                                       Director, Apollo Hedge Fund Limited (since 1996);
                                                                       Director, Apollo Japan Fund Limited (since 1995);
                                                                       Director, Apollo Tiger Fund Limited (since 1994);
                                                                       Director, Apollo Californian Fund Limited (since
                                                                       1997); Director, JF Philippine Fund Limited (since
                                                                       1991); Director, Phoenix Aberdeen International
                                                                       Advisors LLC (since 1996); Director,
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                   Apollo Protector Fund Limited (since 1994); Director,
                                                                   Aberdeen Global (since 1998); Director, Aberdeen PCC
                                                                   Limited (since 2000); Director, Aberdeen Guernsey
                                                                   Limited (since 1999); Director, The London Market
                                                                   Fund PLC (since 1999); Director, Aberdeen Goh Equity
                                                                   Private PTE Limited (since 2001); Director, Murray
                                                                   Johnstone Asia Limited (since 2000); Senior Vice
                                                                   President, Phoenix-Aberdeen Series Fund (since 1996);
                                                                   Director, Aberdeen Goh Private Equity Fund 1 Pte
                                                                   Limited (since 2001); Director, MIMB Aberdeen Asset
                                                                   Management Sdn Bhd (since 1998); Director, Aberdeen
                                                                   Asset Management Company Limited (since 2002).
---------------------------------------------------------------------------------------------------------------------------
Christian Pittard                 Treasurer and    Since 2001      Managing Director (since 2001) of the Fund's
P.O. Box 641                        Assistant                      Investment Manager; Managing Director (since 1998) of
One Seaton Place                    Secretary                      Aberdeen Private Wealth; Chartered Accountant
St. Helier, Jersey JE4 8YJ                                         (1994-1998), KPMG and Quorum Trust Group (1998).
Channel Islands
                                                                   Mr. Pittard holds the following positions: Director,
Age: 29                                                            Aberdeen Asset Managers Jersey Limited (since 1999);
                                                                   Director, Aberdeen Guernsey Limited (since 2001);
                                                                   Director, Aberdeen PCC Limited (since 2001);
                                                                   Director, Beta Gran Caribe Limited (since 2001);
                                                                   Director, Pelas Limited (since 2000); Director,
                                                                   Insurance Development Holdings A.G. (since 2000).
---------------------------------------------------------------------------------------------------------------------------
Michael Karagianis               Vice President,   Since 2002      Vice President (since 2002) and Assistant Vice
One Bow Churchyard                 (formerly                       President (from 2001 to 2002) of the Fund; Director
London EC4M 9HH                  Assistant Vice                    of Economics and Investment Strategy (since 1999) of
United Kingdom                     President)                      the Fund's Investment Adviser; Director of Portfolio
                                                                   Investment (1995-1999) of County Investment
                                                                   Management; Director, Ashmede Pty. Ltd. (since 1997).
Age: 37
---------------------------------------------------------------------------------------------------------------------------
James Blair                      Assistant Vice    Since 2002      Director, Head of Regional Fixed Income, Aberdeen
21 Church Street #01-01            President                       Asset Management Asia and Aberdeen Asset Management
Capital Square Two                                                 Limited; Director, Aberdeen Asset Management Asia
Singapore 049480                                                   (since 2001); Director, Aberdeen Asset Management
                                                                   Limited (since 2001); Director, Head of Fixed Income,
                                                                   EquitiLink Investment Management (from 1997 to
Age: 36                                                            2001).
---------------------------------------------------------------------------------------------------------------------------
Simon Bignell                      Assistant       Since 2001      Director (since 2001) of the Fund's Investment
P.O. Box 641                       Treasurer                       Manager; Assistant Treasurer (since 2001) of the
One Seaton Place                                                   Fund; Director (1995-2001) of Kleinwort Benson
St. Helier, Jersey JE4 8YJ                                         (Jersey) Fund Managers Limited (fund administration).
Channel Islands

Age: 41
---------------------------------------------------------------------------------------------------------------------------
Timothy Sullivan                   Assistant       Since 2001      Vice President, Aberdeen Fund Managers, Inc. (doing
45 Broadway, 31/st/ Floor          Treasurer                       business under the name Aberdeen Asset Management
New York, NY 10006                                                 Investor Relations) (investor relations service
                                                                   provider and affiliate of the Fund's Investment
Age: 41                                                            Manager and Investment Adviser); Managing Director
                                                                   (1995-2002) of EquitiLink USA, Inc. (former investor
                                                                   relations service provider and affiliate of the
                                                                   Fund's Investment Manager and Investment Adviser);
                                                                   Vice President (1997-1999) of the Bank of New York.
---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Jack Benintende                 Assistant      Since 2000            Vice President (since 2000) of Prudential
Gateway Center 3                Treasurer                            Investments LLC, the Fund's Administrator; Senior
100 Mulberry Street                                                  Manager (1998-2000) and Manager (1995-1998) of
Newark, New Jersey                                                   PricewaterhouseCoopers LLP.
07102

Age: 38
-------------------------------------------------------------------------------------------------------------------------
Roy M. Randall                  Secretary      Since 1986            Partner of Stikeman, Elliott, Australian counsel to
Level 40, Chifley Tower                                              the Fund.
Two Chifley Square
Sydney, NSW 2000
Australia

Age: 66
-------------------------------------------------------------------------------------------------------------------------
Allan S. Mostoff                Assistant      Since 1986            Partner of Dechert, U.S. counsel to the Fund and
1775 Eye Street, N.W.           Secretary                            the Investment Manager and Investment Adviser.
Washington, DC 20006

Age: 70
-------------------------------------------------------------------------------------------------------------------------
Sander M. Bieber                Assistant      Since 1999            Partner of Dechert, U.S. counsel to the Fund and
1775 Eye Street, N.W.           Secretary                            the Investment Manager and Investment Adviser.
Washington, DC 20006

Age: 52
-------------------------------------------------------------------------------------------------------------------------
Margaret A. Bancroft            Assistant      Since 1989            Partner of Dechert, U.S. counsel to the Fund and
30 Rockefeller Plaza            Secretary                            the Investment Manager and Investment Adviser.
New York, NY 10112

Age: 64
-------------------------------------------------------------------------------------------------------------------------

--------------------------
* Officers hold their positions with the Fund until a successor has been duly elected and qualified. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of stockholders. The officers were last elected on June 19, 2002.

Ownership of Securities

         As of the date of this Prospectus, the Fund's Directors and executive officers, as a group, owned less than 1% of the Fund's outstanding shares of Common Stock, and no shares of the Fund's Preferred Stock. The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Directors and executive officers.

         For the period ended December 31, 2001, the dollar range of equity securities owned beneficially by each Director in the Fund and in any registered investment companies overseen by the Director within the same family of investment companies as the Fund is as follows:

Interested Directors

-------------------------------------------------------------------------------------------------------------------------
                                                                                   Aggregate Dollar Range of Equity
                                                                                Securities in All Registered Investment
                                            Dollar Range of Equity                 Companies Overseen by Director in
     Name of Director                       Securities in the Fund                   Family of Investment Companies
-------------------------------------------------------------------------------------------------------------------------
Martin J. Gilbert                                         0                                              0
-------------------------------------------------------------------------------------------------------------------------
Beverley Hendry                                           0                                              0
-------------------------------------------------------------------------------------------------------------------------
Brian M. Sherman                                          0                                  10,001-50,000
-------------------------------------------------------------------------------------------------------------------------

Independent Directors

-------------------------------------------------------------------------------------------------------------------------
                                                                                   Aggregate Dollar Range of Equity
                                                                                Securities in All Registered Investment
                                            Dollar Range of Equity                 Companies Overseen by Director in
     Name of Director                       Securities in the Fund                   Family of Investment Companies
-------------------------------------------------------------------------------------------------------------------------
Anthony E. Aaronson                                1-10,000                                  10,001-50,000
-------------------------------------------------------------------------------------------------------------------------
David L. Elsum                                     1-10,000                                  10,001-50,000
-------------------------------------------------------------------------------------------------------------------------
Howard A. Knight                                          0                                  10,001-50,000
-------------------------------------------------------------------------------------------------------------------------
P. Gerald Malone                                          0                                              0
-------------------------------------------------------------------------------------------------------------------------
Neville J. Miles                                   1-10,000                                  10,001-50,000
-------------------------------------------------------------------------------------------------------------------------
Peter J. O'Connell                                        0                                              0
-------------------------------------------------------------------------------------------------------------------------
William J. Potter                                  1-10,000                                       1-10,000
-------------------------------------------------------------------------------------------------------------------------
Peter D. Sacks                                     1-10,000                                       1-10,000
-------------------------------------------------------------------------------------------------------------------------
Dr. Anton E. Schrafl                                      0                                              0
-------------------------------------------------------------------------------------------------------------------------
John T. Sheehy                                            0                                  10,001-50,000
-------------------------------------------------------------------------------------------------------------------------

     Messrs. Hugh Young and Christian Pittard serve as executive officers of the Fund. As of December 31, 2001, the executive officers of the Fund owned no shares of the Fund's Common Stock or Preferred Stock.

Board Committees and Meetings

     The Board of Directors has a standing Audit and Valuation Committee, composed entirely of Directors who are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund or the Fund's Investment Manager or Investment Adviser ("Independent Directors") and who are "independent" as defined in the AMEX listing standards. The Audit and Valuation Committee reviews both the audit and non-audit work of the Fund's independent public accountants, submits recommendations to the Board of Directors as to the selection of independent public accountants and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters.

     The Fund adopted an Audit Committee Charter on March 16, 2000, and on December 11, 2001 amended this charter to be an Audit and Valuation Committee Charter. The Audit and Valuation Committee has received the written disclosures and the letter required by Independence Standards Board Standard No. 1 from PricewaterhouseCoopers LLP ("PwC"), the Fund's independent accountants, and has discussed with PwC its independence. The Audit and Valuation Committee has also reviewed and discussed the audited financial statements with Fund management and PwC, and discussed certain matters with PwC required to be discussed by Statement on Auditing Standards No. 61. Based on the foregoing, the Audit and Valuation Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2001. The members of the Fund's Audit and Valuation Committee are Messrs. Anthony E. Aaronson, Peter D. Sacks, and John T. Sheehy.

     The Board of Directors also has a standing Contract Review Committee, composed entirely of Independent Directors. The Contract Review Committee reviews and makes recommendations to the Board with respect to entering into, renewal or amendment of the Fund's management agreement, advisory agreement, administration agreement, investor relations services agreement and other agreements. The members of the Fund's Contract Review Committee are Messrs. David L. Elsum, Neville J. Miles and William J. Potter.

     The Board of Directors also has a standing Nominating Committee, composed entirely of Independent Directors. The Nominating Committee considers candidates for service as Fund directors and remuneration to be paid to Fund directors. The Nominating Committee will not consider nominees recommended by security holders. The members of the Fund's Nominating Committee are Messrs. Neville J. Miles, William J. Potter and John T. Sheehy.

     During the Fund's fiscal year ended October 31, 2001, the Board of Directors held four regularly scheduled meetings and two special meetings, the Audit Committee held two meetings, the Contract Review Committee held one meeting, and the Nominating Committee held one meeting.

Compensation of Directors and Certain Officers

     The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended October 31, 2001. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation directly from the Fund or any other fund in the fund complex for performing their duties as officers or directors, respectively. In the column headed "Total Compensation From Fund and Fund Complex Paid to Directors," the number in parentheses indicates the total number of boards in the fund complex on which the Director serves or served at any time during the fiscal year ended October 31, 2001. In June 2001, the Board of Directors, upon the recommendation of the Fund's Nominating Committee, approved an increase in the fees payable to each Independent Director of the Fund from a $13,750 per year retainer fee, a fee of $1,000 per meeting for attendance at in-person Board meetings, and a fee of $1,000 per meeting for attendance at telephonic Board meetings, to an aggregate fee of $21,000 per year. Members of the Fund's Audit Committee, Contract Review Committee, and Nominating Committee receive a fee of $500 per committee meeting attended, and the Chairman of each of these Committees receives an additional fee of $500 per committee meeting attended.

                               Compensation Table
                       Fiscal Year Ended October 31, 2001

                                                               Pension or                                Total
                                                               Retirement          Extimated       Compensation From
                                           Aggregate        Benefits Accrued         Annual          Fund and Fund
                                          Compensation         As Part of        Benefits Upon      Complex Paid to
          Name of Director                 From Fund         Fund Expenses         Retirement          Directors
                                        ---------------   --------------------  ---------------   --------------------
Anthony E. Aaronson ..............          $22,375               N/A                 N/A             $  39,125(2)
David L. Elsum....................          $21,875               N/A                 N/A             $  53,625(3)
Laurence S. Freedman*.............          $     0               N/A                 N/A             $       0(3)
Martin J. Gilbert.................          $     0               N/A                 N/A             $       0(2)
Beverley Hendry...................          $     0               N/A                 N/A             $       0(1)
Harry A. Jacobs, Jr.*.............          $     0               N/A                 N/A             $       0(2)
Howard A. Knight..................          $21,375               N/A                 N/A             $  37,125(2)
P Gerald Malone...................          $15,937               N/A                 N/A             $  15,937(1)
Neville J. Miles..................          $22,375               N/A                 N/A             $  54,125(3)
Peter O'Connell...................          $21,375               N/A                 N/A             $  37,125(2)
William J. Potter.................          $21,875               N/A                 N/A             $  55,625(3)
Peter D. Sacks....................          $22,375               N/A                 N/A             $  55,125(3)
Dr. Anton E. Schrafl..............          $18,375               N/A                 N/A             $  32,375(2)
John T. Sheehy....................          $23,375               N/A                 N/A             $  57,125(3)
Brian M. Sherman++................          $     0               N/A                 N/A             $       0(3)
Marvin Yontef*....................          $ 4,437               N/A                 N/A             $   4,437(1)

----------------------
* Messrs. Freedman, Jacobs and Yontef resigned from the Board of Directors effective December 2000.

++ Mr. Sherman is paid consulting fees by the Fund's Investment Manager equal to the fees paid to the Fund's independent directors. For the fiscal year ended October 31, 2001, the amount of the consulting fees paid to Mr. Sherman was $16,432.

                                 CODE OF ETHICS

     The Fund, the Investment Manager and the Investment Adviser have adopted a joint code of ethics ("Code of Ethics") in accordance with Rule 17j-1 under the 1940 Act. Subject to certain conditions and restrictions, the Code of Ethics permits personnel who are subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund.

     The Fund's Dealer Managers have also each adopted a code of ethics in accordance with Rule 17j-1 under the 1940 Act. Subject to certain conditions and restrictions, each of these codes of ethics permits personnel who are subject to it to invest in securities, including securities that may be purchased or held by the Fund.

     Each of these codes of ethics may be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. These codes of ethics are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                   MANAGEMENT AGREEMENT AND ADVISORY AGREEMENT

     Aberdeen Asset Managers (C.I.) Limited ("Investment Manager") serves as investment manager to the Fund pursuant to a management agreement dated December 21, 2000 ("Management Agreement"). The Investment Manager is a Jersey, Channel Islands corporation organized in October 1985. The registered office of the Investment Manager is located at 17 Bond Street, St. Helier, Jersey JE4 5XB, Channel Islands. Aberdeen Asset Management Limited ("Investment Adviser") serves as investment adviser to the Fund pursuant to an advisory agreement dated December 21, 2000 ("Advisory Agreement"). The Investment Adviser is a wholly-owned subsidiary of Aberdeen Asset Management Holdings Limited ("AAMHL"), an Australian corporation. The registered offices of the Investment Adviser and AAMHL are located at Level 6, 201 Kent Street, Sydney, NSW 2000, Australia. Both the Investment Manager and AAMHL are wholly-owned subsidiaries of Aberdeen Asset Management PLC, a United Kingdom corporation. The registered offices of Aberdeen Asset Management PLC are located on One Albyn Place, Aberdeen, Scotland AB10 1YG.

     Pursuant to the existing and previous management agreements and advisory agreements with the Fund, the Investment Manager and Investment Adviser have served in these capacities since the Fund was organized in 1986. The current Management Agreement and Advisory Agreement (collectively, "Agreements") were approved by the Fund's Board of Directors, and separately by a majority of the Fund's Independent Directors, at an in-person meeting held on October 10, 2000, and subsequently by the Fund's stockholders at a special meeting of stockholders held on November 29, 2000. The approvals of the Agreements by the Fund's Directors and stockholders occurred in connection with the acquisition of the Investment Manager and the Investment Adviser ("Acquisition") by Aberdeen Asset Management PLC ("Aberdeen"). The Agreements were executed upon the effectiveness of the Acquisition. See "Management Agreement and Advisory Agreement - Relationship of Certain Directors and Service Providers to Investment Manager and Investment Adviser." The information considered by the Fund's Directors, as well as by a specially appointed Due Diligence Committee of Independent Directors, in connection with the Acquisition is discussed below under "Management Agreement and Advisory Agreement - Considerations in Approving Management Agreement and Advisory Agreement."

     Each of the Investment Manager and the Investment Adviser has all, or a substantial part of, its assets located outside the United States. As a result, it may be difficult for U.S. investors to enforce judgments of the courts of the United States against the Investment Manager and the Investment Adviser predicated on the civil liability provisions of the Federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in the courts of Australia of judgments against the Investment Adviser predicated upon the civil liability provisions of the Federal securities laws of the United States. The Fund also has been advised that it is unlikely that the courts of Jersey would adjudge civil liability against the Investment Manager in an original action predicated solely on the Federal securities laws of the United States. However, although there is no arrangement in place between Jersey and the United States for the reciprocal enforcement of judgments, the Fund has been advised by Jersey counsel that a judgment rendered by a court in the United States against the Investment Manager predicated upon a violation of the Federal securities laws of the U.S. would be enforceable by action or counterclaim or be recognized by the Jersey courts as a defense to an action, or as conclusive of an issue in an action, unless obtained by fraud or otherwise than in accordance with the principles of natural justice or unless contrary to public policy or unless the proceedings in the United States court were not duly served on the defendant in the original action. The Investment Manager and the Investment Adviser are advised by U.S. counsel with respect to the Federal securities laws of the United States.

Terms of the Management Agreement

     The Management Agreement provides that the Investment Manager will manage, in accordance with the Fund's stated investment objective, policies and limitations and subject to the supervision of the Fund's Board of Directors, the Fund's investments and make investment decisions on behalf of the Fund including the selection of, and placing of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund. The Management Agreement further provides that the Investment Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited as provided in the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by the Investment Manager of, its duties and obligations under the Management Agreement.

     The Management Agreement provides that the Investment Manager may, at its expense, employ, consult or associate with itself, such person or persons as it believes necessary to assist it in carrying out its obligations thereunder, provided, however, that if any such person would be an "investment adviser" (as that term is defined under the 1940 Act) to the Fund, (a) the Fund is a party to any contract with such a person and (b) the contract is approved by the Fund's Directors, Independent Directors and stockholders, as required by the 1940 Act.

     Management Fee. The Management Agreement provides that the Fund will pay the Investment Manager a fee at the annual rate of 0.65% of the Fund's average weekly net assets applicable to shares of Common Stock and Preferred Stock up to $200 million, 0.60% of such assets between $200 million and $500 million, 0.55% of such assets between $500 million and $900 million, 0.50% of such assets between $900 million and $1,750 million, and 0.45% of such assets in excess of $1,750 million, computed based upon net asset value applicable to shares of Common Stock and Preferred Stock at the end of each week and payable at the end of each calendar month. Because of the Fund's objective, its expense ratio, of which this fee is a component, may be higher than that of closed-end investment companies of comparable size investing in U.S. securities.

     For the fiscal years ended October 31, 2001, 2000 and 1999, the Fund paid or accrued on behalf of the Investment Manager aggregate management fees of $10,220,699, $11,262,870, and $12,366,523, respectively. During the same periods, the Investment Manager informed the Fund that it paid aggregate advisory fees of $4,398,088, $4,861,276, and $5,352,389, respectively, to the Investment Adviser.

     Payment of Expenses. The Management Agreement obligates the Investment Manager to bear all expenses of its employees, except as provided in the following sentence, and overhead incurred in connection with its duties under the Management Agreement and to pay all salaries and fees of the Fund's Directors and officers who are interested persons (as defined in the 1940 Act) of the Investment Manager. The Fund will bear all of its own expenses, including: expenses of organizing the Fund; fees of the Fund's Independent Directors; out-of-pocket expenses for all Directors and officers of the Fund, including expenses incurred by the Manager's employees, who serve as Directors and officers of the Fund, which may be reimbursed by the Fund under the Fund's policy governing reimbursement of Fund-related expenses, and other expenses incurred by the Fund in connection with meetings of Directors and stockholders; interest expense; taxes and governmental fees including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering and qualifying the Fund's shares for sale with the SEC and in various states and foreign jurisdictions; auditing, accounting, insurance and legal costs; custodian, dividend disbursing and transfer agent expenses; and the expenses of stockholders' meetings and of the preparation and distribution of proxies and reports to stockholders.

     Duration and Termination. The Management Agreement took effect on December 21, 2000 and will continue in effect until December 21, 2002. The Management Agreement provides that it will continue in effect for successive 12-month periods, if not sooner terminated, provided that each continuance is specifically approved annually by (1) the vote of the majority of the Fund's Independent Directors cast in person at a meeting called for the purpose of voting on such approval and (2) either (a) the vote of a majority of the outstanding voting securities of the Fund, or (b) the vote of a majority of the Fund's Board of Directors. The Management Agreement may be terminated at any time by the Fund without the payment of any penalty, upon vote of a majority of the Fund's Directors or a majority of the outstanding voting securities of the Fund on 60 days written notice to the Investment Manager. The Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). In addition, the Investment Manager may terminate the Management Agreement on 90 days written notice to the Fund.

Terms of the Advisory Agreement

     The Advisory Agreement provides that the Investment Adviser will make recommendations to the Investment Manager as to specific portfolio securities to be purchased, retained or sold by the Fund and will provide or obtain such research and statistical data as may be necessary in connection therewith. The Advisory Agreement further provides that the Investment Adviser will give the Investment Manager and the Fund the benefit of the Investment Adviser's best judgment and efforts in rendering services under the Advisory Agreement.

     The Advisory Agreement provides that neither the Investment Manager nor the Investment Adviser will be liable for any error of judgment or for any loss suffered by the Fund in connection with matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited as provided in the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager or the Investment Adviser, as appropriate, in the performance of, or from reckless disregard by such party of such party's obligations and duties under, the Advisory Agreement.

     Advisory Fee. Under the Advisory Agreement, the Investment Manager pays the Investment Adviser an advisory fee at the annual rate of 0.25% of the Fund's average weekly net assets applicable to the shares of Common and Preferred Stock up to $1,200 million and 0.20% of such assets in excess of $1,200 million, computed based upon net asset value applicable to shares of Common Stock and Preferred Stock at the end of each week and payable at the end of each calendar month.

     Payment of Expenses. The Advisory Agreement obligates the Investment Adviser to bear all expenses of its employees, except certain expenses incurred by the Investment Adviser's employees who serve as officers and directors of the Fund which are reimbursed by the Fund under the Fund's policy governing reimbursement of Fund-related expenses. The Advisory Agreement also obligates the Investment Adviser to bear all overhead incurred in connection with its duties under the Advisory Agreement and to pay all salaries and fees of the Fund's Directors and officers who are interested persons (as defined in the 1940
Act) of the Investment Adviser but who are not interested persons of the Investment Manager.

     Duration and Termination. The Advisory Agreement took effect on December 21, 2000 and will continue in effect until December 21, 2002. The Advisory Agreement provides that it will continue in effect for successive 12-month periods, if not sooner terminated, provided that each continuance is specifically approved annually by (1) the vote of the majority of the Fund's Independent Directors cast in person at a meeting called for the purpose of voting on such approval and (2) either (a) the vote of a majority of the outstanding voting securities of the Fund, or (b) the vote of a majority of the Fund's Board of Directors. The Advisory Agreement may be terminated with respect to the Fund at any time by the Fund without the payment of any penalty, upon vote of a majority of the Fund's Directors or a majority of the outstanding voting securities of the Fund on 60 days written notice to the Investment Manager and the Investment Adviser. The Advisory Agreement will terminate automatically as to any party in the event of its assignment (as defined in the 1940 Act) by that party. In addition, the Investment Manager or the Investment Adviser may terminate the Advisory Agreement as to such party on 90 days written notice to the Fund and the other party.

Considerations in Approving Management Agreement and Advisory Agreement

     In connection with the Acquisition by Aberdeen of the Investment Manager (then known as EquitiLink International Management Limited ("EIML")) and the Investment Adviser (then known as EquitiLink Australia Limited ("EAL")), the Fund's Board of Directors, as well as a specially appointed Due Diligence Committee consisting of Independent Directors ("Due Diligence Committee"), extensively reviewed information regarding the proposed Acquisition and its implications for the Fund and its ongoing management. The Due Diligence Committee requested and reviewed extensive information regarding the Acquisition and its potential impact on EIML and EAL and on the management of the Fund subsequent to the Acquisition. Members of the Due Diligence Committee and Fund counsel met with Aberdeen representatives on various occasions and further discussion was conducted in the course of a video conference among the Due Diligence Committee, Aberdeen representatives and Fund counsel. The results of the Due Diligence Committee's investigations were presented in a report to the Board. The report discussed a variety of issues that the Due Diligence Committee had specifically reviewed regarding the Acquisition, including the terms of the Acquisition; Aberdeen's experience with closed-end funds; its experience with other acquired entities; Aberdeen's strategic plans and their consistency with Aberdeen's intentions regarding the Fund (including the Fund's Preferred Stock); Aberdeen's business, financial and performance history and current status; its regulatory history; and its plans for continuing the quality of service being provided to the Fund.

     At its meeting on October 10, 2000, the Board reviewed the Due Diligence Committee's report. It also received assurances from EIML and EAL that the quality of service to the Fund would be maintained subsequent to the Acquisition. The Board also noted that Aberdeen would give the Fund access to increased expertise in Asian investments and to the facilities of an international management organization. In their separate deliberations with respect to continuing to retain EIML and EAL as investment manager and investment adviser of the Fund, respectively, subsequent to the Acquisition, the Fund's Independent Directors considered comparative data on investment performance, advisory fees and other fees and expense ratios, profitability and ancillary benefits to EIML, EAL and their affiliates from their relationship to the Fund, financial resources of EIML and EAL before and after the Acquisition, and the incentives to assure both continuity of management and quality of service to the Fund subsequent to the Acquisition. They also noted that the Acquisition arrangements and applicable legal requirements provided assurances that Fund fees and expenses would not be increased. In determining to approve the Agreements to take effect subsequent to the Acquisition, the Board noted that Aberdeen had built its own business internally, as well as through acquisition, and that the Acquisition was consistent with Aberdeen's strategic plans. The Board also reviewed information indicating the seriousness of Aberdeen's support for the Fund, its experience with closed-end funds, and the consistency of its investment philosophy with that of EIML and EAL. The Board was informed that the Acquisition would be conducted in reliance on Section 15(f) under the 1940 Act. Among other things, this legal provision would require that for at least three years subsequent to the Acquisition, at least 75% of the Fund's directors not be persons affiliated with the Fund's previous or current management, and that no "unfair burden" be placed on the Fund for two years following the Acquisition. Based on their review and evaluation of the information presented by the Due Diligence Committee and at the meeting, the Fund's Independent Directors determined that the Acquisition would cause no reduction in the quality of services to be provided to the Fund and that it might provide certain benefits to the Fund. The Agreements were therefore approved by the Independent Directors as well as by the full Board.

Experience of the Investment Manager and Investment Adviser

     General. The Fund's Investment Manager is Aberdeen Asset Managers (C.I.) Limited, an investment management company organized in Jersey, Channel Islands. The Investment Manager manages, in accordance with the Fund's stated investment objective, policies and limitations and subject to the supervision of the Fund's Board of Directors, the Fund's investments and makes investment decisions on behalf of the Fund, including the selection of, and placing of orders with, broker-dealers to execute portfolio transactions on behalf of the Fund and the making of investments in U.S. dollar-denominated securities. The Investment Manager's affiliate, Aberdeen Asset Management Limited, an Australian corporation, acts as the Fund's Investment Adviser, makes recommendations to the Investment Manager as to specific portfolio securities to be purchased, retained or sold by the Fund, and providing or obtaining such research and statistical data as may be necessary in connection therewith. The Investment Manager and the Investment Adviser also serve in these capacities for Aberdeen Asia-Pacific Income Investment Company Limited, a closed-end management investment company, the shares of which are listed on the TSX, also investing primarily in Australian and Asian debt securities, which commenced operations in 1986; The First Asia Income Fund, a closed-end unit trust the units of which are listed on the TSX, investing primarily in debt securities of issuers in Australia, New Zealand and Asian countries, which commenced operations in 1997; Aberdeen Global Income Fund, Inc., a non-diversified, closed-end management investment company whose shares are traded on the NYSE, investing in global fixed income securities, which commenced operations in 1992; and Aberdeen Australia Equity Fund, Inc., a non-diversified closed-end management investment company, the shares of which are listed on the AMEX and the PSE, investing primarily in Australian listed equity securities, which commenced operations in 1985. The Investment Manager also manages Aberdeen Scots Trust and Aberdeen G(7) Trust, each of which is a Canadian unit investment trust. The Investment Manager and the Investment Adviser are registered with the SEC under the Investment Advisers Act of 1940, as amended.

     The Investment Manager and Investment Adviser, together with other affiliates of Aberdeen Asset Management PLC, (collectively, the "Aberdeen Group") form a globally diversified management firm. The Investment Manager and the Investment Adviser are parties to a memorandum of understanding ("MOU") with three affiliated Aberdeen organizations, Aberdeen Asset Management Asia Limited ("Aberdeen Singapore"), Aberdeen Asset Managers Limited ("Aberdeen UK") and [name of Aberdeen Thailand entity] ("Aberdeen Thailand"). Pursuant to the MOU, the Investment Manager and the Investment Adviser have retained the services of investment professionals from Aberdeen Singapore, Aberdeen UK and Aberdeen Thailand to provide portfolio management and/or trading services to the Fund, as well as other U.S. funds managed by the Investment Manager and the Investment Adviser. Pursuant to the MOU, Aberdeen Singapore, Aberdeen UK and Aberdeen Thailand are Participating Affiliates of the Investment Manager and the Investment Adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered advisers to use portfolio management and trading resources of unregistered advisory affiliates subject to the control and supervision of a registered adviser. The MOU also designates certain advisory personnel of the Participating Affiliates as Aberdeen Affiliate Associated Persons for purposes of supervision and control.

     As of the date of this prospectus, the Aberdeen Group had approximately US $___ billion in assets under management. The Aberdeen Group is one of the largest dedicated managers/advisers on Asian bonds globally, with approximately US $___ billion of such assets under management as of the date of this prospectus. In Australia, the Aberdeen Group manages several Australian institutional domestic bond mandates, in addition to advising the Fund and other listed closed-end funds.

     As noted above, both the Investment Manager and the Investment Adviser are affiliates of Aberdeen Asset Management PLC ("Aberdeen"), which is subject to regulation by the Financial Services Authority ("FSA") in the United Kingdom. Beginning in December 2001, the FSA commenced a series of fact-finding exercises in order to examine the split capital closed-end fund ("SCCEF") market. In May 2002, the FSA indicated it was continuing to study the SCCEF market. Aberdeen, through affiliates, manages or advises 19 of 134 SCCEFs listed in the United Kingdom, which as of August 31, 2002, represented 6.45% of the Aberdeen Group's funds under management. Aberdeen is cooperating with the fact finding exercise being conducted by the FSA. Aberdeen Unit Trust Managers Limited, an affiliate of the Investment Manager and the Investment Adviser, manages Aberdeen Progressive Growth Unit Trust, an authorized unit trust (i.e. mutual fund) which invests primarily in zero dividend preference shares, a class of shares issued by SCCEFs. In June 2002, Aberdeen informed investors in that fund that it was Aberdeen's intention to present to them a capital restoration plan. Details of this proposal continue to be under consideration, and are subject to formal approval by Aberdeen's Board of Directors and shareholders. The Investment Manager and the Investment Adviser do not believe that either of these matters will impact their ability to continue to perform their services under their respective agreements with the Fund.


Portfolio Management

     The Investment Adviser provides the overall investment advice to the Fund, on matters including broad investment structure, compliance testing, and maintenance of tests pertaining to collateral, through a team of investment managers/analysts employed, or supervised, by the Investment Adviser. Members of the Investment Adviser's team based in Sydney, Australia provide investment research and analysis with respect to the Australian and New Zealand components of the Fund's portfolio. Input on interest rate strategy is also provided by a team of investment professionals from Aberdeen UK, who also develop the Aberdeen outlook for U.S. Treasuries. Investment research and analysis for the Asian component of the Fund's portfolio is provided by a team of investment managers/analysts employed by Aberdeen Singapore, with further analysis regarding Thai domestic corporate bonds provided by investment managers/analysts employed by Aberdeen Thailand. The equity analysts of Aberdeen Singapore also provide expertise regarding regional corporate and bank issues.

     The various teams meet individually, and confer with each other, regularly to analyze economic, political and credit events, as well as developments in the bond, currency, and various related markets. Members of the Sydney team, together with members of the Singapore team, discuss and set the relative weightings of the Fund's Australian, Asian and New Zealand securities.

Relationship of Certain Directors and Service Providers to Investment Manager and Investment Adviser

     Mr. Martin Gilbert, a Director of the Fund, also serves as a director of the Investment Manager and the Investment Adviser and as the Chief Executive and an Executive Director of Aberdeen Asset Management PLC ("Aberdeen"), the parent company of the Investment Manager and Investment Adviser. Mr. Gilbert is also a shareholder of Aberdeen. Mr. Beverley Hendry, a Director of the Fund, also serves as an Executive Director of Aberdeen and is a shareholder of Aberdeen.

     In connection with the Acquisition of the Investment Manager and Investment Adviser by Aberdeen, all of the shares of the Investment Manager, of the parent of the Investment Adviser, and of EquitiLink International (Channel Islands) Limited ("EICIL") were transferred to Aberdeen, pursuant to a Share Sale Agreement between (i) Aberdeen on the one side, and (ii) entities of which Mr. Laurence S. Freedman, the former Chairman of the Fund, and Mr. Brian M. Sherman, a Director and former President of the Fund, are the principal shareholders, and the shareholders of EICIL, on the other side. Total consideration for the sale was US $80 million, subject to certain adjustments. The consideration was paid in a combination of cash and preference shares issued by Aberdeen. At the time of the execution of the Share Sale Agreement, Messrs. Freedman and Sherman were directors and the principal shareholders of the Investment Manager, and also served as, respectively, Joint Managing Director, and Joint Managing Director and Chairman, of the Investment Adviser. In connection with this sale, Messrs. Freedman and Sherman resigned as Joint Managing Directors of the Investment Adviser and as directors of the Investment Manager.

     Effective as of March 1, 2000, EquitiLink USA. Inc. ("EUSA"), a wholly-owned subsidiary of the Investment Manager, located at 45 Broadway, New York, New York 10006, entered into an agreement to provide investor relations services to the Fund ("Investor Relations Services Agreement"). Investor relations services generally include (i) drafting, coordinating and distributing press releases, monthly performance reviews, quarterly reports and letters to shareholders on special issues; (ii) responding to shareholder letters and requests for information; (iii) managing shareholder and broker toll-free telephone services and mailing lists for the Fund; (iv) arranging and coordinating communication between analysts and/or brokers and Fund management, as well as, media interviews for Fund management with print, broadcast and electronic reporters to discuss the Fund and the markets in which it invests; and (v) providing quarterly reports to the Fund's Board of Directors on recent investor relations activities.

     Effective January 1, 2002, the rights of EUSA under the Investor Relations Services Agreement were assigned to, and the obligations of EUSA thereunder were assumed by, Aberdeen Fund Managers, Inc., an affiliate of the Investment Manager and Investment Adviser, located at Las Olas Place, 300 South East 2/nd/ Street, Suite 820, Fort Lauderdale, Florida 33301. Aberdeen Fund Managers, Inc., doing business as Aberdeen Asset Management Investor Relations, has retained the employees of EUSA, and provides services under the Investor Relations Services Agreement, at 45 Broadway, New York, New York 10006. The Board of Directors of the Fund, and the Independent Directors voting separately, approved this assignment and assumption. For its services under the terms of the Investor Relations Services Agreement, Aberdeen Asset Management Investor Relations receives a monthly retainer of $10,000, plus reimbursement of reasonable out-of-pocket expenses.

                            ADMINISTRATION AGREEMENT

     Pursuant to an Administration Agreement effective as of December 9, 1988, amended as of June 1, 1996 ("Administration Agreement"), Prudential Investments LLC ("Administrator"), an affiliate of Prudential Securities Incorporated, provides office facilities and personnel adequate to perform the

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following services for the Fund: oversee the determination and publication of the Fund's NAV in accordance with its policy as adopted from time to time by the Board of Directors; oversee the maintenance of the books and records of the Fund required under Rule 31a-1(b) (4) under the 1940 Act; prepare the Fund's U.S. Federal, state and local income tax returns; prepare financial information for the Fund's proxy statements and quarterly and annual reports to stockholders; prepare the fund's periodic financial reports to the SEC; and respond to or refer to the Fund's officers or transfer agent stockholder inquiries relating to the Fund.

     The Fund pays the Administrator a fee computed at the annual rate of 0.15% of the Fund's average weekly net assets applicable to shares of Common Stock and Preferred Stock up to $900 million, and 0.10% of such assets between $900 million and $1,750 million and 0.07% of such assets in excess of $1,750 million, based upon NAV applicable to shares of Common Stock and Preferred Stock at the end of each week and payable at the end of each calendar month. For the fiscal years ended October 31, 2001, 2000 and 1999, the Fund paid the Administrator a fee of $2,304,331, $2,466,446, and $2,638,126, respectively. The Administrator's offices are located at Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Portfolio transactions of the Fund are primarily effected with dealers acting as a principal for their own account. During the fiscal years ended October 31, 2001, 2000 and 1999, the Fund paid no brokerage commissions.

     The primary objective in placing orders for the purchase and sale of securities for the Fund's portfolio is to obtain best execution taking into account such factors as price, commission (if any), size of order, difficulty of execution and skill required of the broker. In selecting broker-dealers to execute the securities transactions, consideration will be given to such factors as the price of security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund.

     Purchases and sales of fixed-income securities will usually be principal transactions. Such portfolio securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, transactions in fixed-income securities do not involve brokerage commissions. The cost of executing the Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. The Fund will not engage in transactions with any affiliated person in which such person acts as principal, except as may be permitted by rule or order of exemption under the 1940 Act.

     The Fund has authorized the Investment Adviser to pay higher commissions in recognition of brokerage services which, in the opinion of the Investment Manager, are necessary for the achievement of better execution, provided the Investment Manager believes this to be in the best interest of the Fund. Subject to best execution, orders may be placed with brokers who supply research, market and statistical information ("research") to the Fund, the Investment Manager and the Investment Adviser. The research may be used by the Investment Manager and the Investment Adviser in advising other clients, and the Fund's commissions to brokers supplying research may not represent the lowest obtainable commission rates. Although research from brokers supplying research may be useful to the Investment Manager and the Investment Adviser, it will be only supplementary to their own efforts.

     Some securities considered for investment by the Fund may also be appropriate for other clients served by the Investment Manager. If purchase or sale of securities consistent with the investment

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policies of the Fund and one or more of these other clients served by the
Investment Manager is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Investment Manager. In making these allocations, the main factors to be considered will be the respective investment objectives of the Fund and other clients, the relative size of the portfolio holdings of the same or comparable securities, the availability cash for investment by the Fund and other clients, the size of investment commitments the Fund and other clients generally hold, and opinions of the persons responsible for recommending investments to the Fund and other clients.

                         NET ASSET VALUE OF COMMON STOCK

     The Common Stock is listed on the AMEX and the PSE. The NAV per share of Common Stock is generally determined each day during which the NYSE is open for trading and each other day that the calculation of the NAV is required for regulatory purposes ("Valuation Date"). The NAV per share is calculated by dividing the value of net assets of the Fund (the value of its assets less its liabilities, its accumulated and unpaid dividends (whether or not earned or declared) on outstanding shares of Preferred Stock and the aggregate liquidation value of such outstanding shares of Preferred Stock) by the total number of shares of Common Stock outstanding.

     The Board of Directors has approved procedures ("Pricing and Valuation Procedures") to value the Fund's securities in order to determine the NAV. The value of a security traded or dealt in upon any recognized securities exchange for that security (and that is not subject to restrictions against sale by the Fund on such exchanges) is to be determined as of the Valuation Date as the last quoted sale price as of the Valuation Date, on the principal exchange (if sold on the principal exchange on the Valuation Date) or on another recognized exchange (if not sold on the principal exchange but sold on such other exchange on the Valuation Date). If no sale occurred on the Valuation Date, the security is to be valued at bid price unless there is no current bid in which case the security is to be valued at the mean between the closing bid price and asked price, provided that the spread between the bid price and the asked price is determined to be reasonable. Securities not traded or dealt in upon any recognized exchange, for which OTC market quotations are readily available, are valued at the mean between the closing bid price and asked price, provided that the spread between the bid and asked price is determined to be reasonable. Securities and other assets for which market prices are not readily available are valued at fair value, as determined by, or pursuant to, the Pricing and Valuation Procedures.

     The Pricing and Valuation Procedures provide that the aggregate value of all foreign securities denominated in foreign currencies shall be incorporated in the aggregate value of the respective currency portfolio and converted into U.S. dollars according to the procedures normally employed by the Administrator in calculating the Fund's NAV.

     Shares of closed-end investment companies frequently trade at a discount from NAV, but in certain instances have traded above NAV. The Fund's shares have traded in the market below, at or above NAV since the commencement of the Fund's operations. The Fund cannot predict whether its shares will trade above or below NAV in the future.

                          DIVIDENDS AND DISTRIBUTIONS;
                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     It is the Fund's present policy, which may be changed by the Board of Directors, to provide investors with a stable monthly distribution of U.S. 3.5 cents per month out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in-capital; although there can be no assurance that the Fund will continue to be able to do so. See "Risk Factors and Special

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Considerations -- Current Distribution Rate." Under United States tax
accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year. Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund's fiscal year, October 31st. See "Taxation - United States Taxes."

     The Fund distributes to stockholders, at least annually, substantially all of its net investment income and net realized capital gains. Shares purchased pursuant to the Offer will be issued after the record date for the monthly distribution payable in [month year], and accordingly, the Fund will not pay such monthly distribution with respect to such Shares.

     Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan ("Plan"), Stockholders may elect to have all distributions automatically reinvested by [name], the Plan Agent, in Fund shares on a monthly basis. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the Stockholder.

     Any Stockholder may enroll in the Plan by contacting the Plan Agent.

     If shares are held of record by a Stockholder, the Stockholder can participate directly in the Plan. If shares are held in the name of a brokerage firm, bank, or other nominee, a Stockholder must instruct its nominee to participate on the Stockholder's behalf. If the Stockholder's brokerage firm, bank or other nominee is unable to participate on its behalf, the Stockholder must request it to re-register such shares in the Stockholder's own name which will enable the Stockholder's participation in the Plan.

     The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time as representing the total amount registered in a Stockholder's name or held by a nominee. Nominees should provide to the Plan Agent a listing of participating beneficial owners.

     If the Fund declares an income dividend or capital gains distribution payable in stock to Stockholders who are not Plan participants, the participants will receive that dividend or distribution in newly-issued shares on identical terms and conditions.

     In every other case Plan participants will receive shares on the following basis: If the market price of the Fund's Common Stock plus any brokerage commission is equal to or exceeds NAV, Stockholders will receive newly-issued shares valued at the greater of NAV or 95% of current market price. If, on the other hand, the NAV plus any brokerage commission exceeds the market price, the Plan Agent will buy shares in the open market. If the market price plus any applicable brokerage commission exceeds NAV before the Plan Agent has completed its purchases, the Fund will issue new shares to complete the program. All reinvestments are in full and fractional shares carried to three decimal places.

     Participants in the Plan have the option of making additional cash payments to the Plan Agent, in any amount of at least US$100 monthly. The Plan Agent will use all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about the fifteenth of each month. Interest will not be paid on any uninvested cash payments. Cash payments received within five business days of the investment date will be held by the Plan Agent until the following month's investment date. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

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     The Plan Agent maintains all Stockholder accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by Stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each Stockholder's proxy will include those shares purchased pursuant to the Plan.

     There is no direct charge to Plan participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of reinvestment of dividends and distributions will be paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

     With respect to purchases from voluntary cash payments, the Plan Agent will charge a service fee of $0.75 for each such purchase from a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

     The automatic reinvestment of dividends and distributions will not relieve Plan participants of any income tax that may be payable on such dividends or distributions.

     The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at [address]1, Attention: Dividend Reinvestment Department.

                                    TAXATION

     The following is intended to be a general summary of certain tax consequences that may result to the Fund and its stockholders. It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisers before making an investment in the Fund. The summary is based on the laws in effect on the date of this Prospectus, which are subject to change.

United States Taxes

     Tax Treatment of the Fund - General. The Fund intends to continue to qualify annually to be treated as a regulated investment company under the Code.

     To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Requirement"); (b) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting

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

securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of net long-term capital losses) each taxable year. The U.S. Treasury Department has authority to promulgate regulations pursuant to which gains from foreign currency (and options, futures and forward contracts on foreign currency) not directly related to a regulated investment company's business of investing in stocks and securities would not be treated as qualifying income for purposes of the Qualifying Income Requirement. To date, such regulations have not been promulgated.

     As a regulated investment company, the Fund generally will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to stockholders. However, the Fund would be subject to corporate income tax (currently at a 35% rate) on any undistributed income. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a non-deductible 4% excise tax. To prevent imposition of the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31st of the calendar year, and
(3) all such ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as having been paid on December 31st if it is declared by the Fund in October, November or December with a record date in such month and is paid by the Fund in January of the following year. Accordingly, such distributions will be taxable to stockholders in the calendar year in which the distributions are declared. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. The Fund may distribute net capital gains at least annually and designate them as capital gain dividends where appropriate, or, alternatively, the Fund may choose to retain net capital gains and pay corporate income tax (and, possibly, an excise tax) thereon. In the event that the Fund retains net capital gains, the Fund would most likely make an election which would require each stockholder of record on the last day of the Fund's taxable year to include in gross income for U.S. Federal tax purposes his or her proportionate share of the Fund's undistributed net capital gain. If such an election were made, each stockholder would be entitled to credit his or her proportionate share of the tax paid by the Fund against his or her Federal income tax liabilities and to claim a refund to the extent that the credit exceeds such liabilities. Tax-qualified pension plans and individual retirement accounts ("IRAs") (through their custodian or trustee), as well as nonresident aliens and foreign corporations, can obtain a refund of their proportionate shares of the tax paid by the Fund by filing a U.S. Federal income tax return. In addition, the stockholder would be entitled to increase the basis of the shares for U.S. Federal tax purposes by an amount equal to 65% of his or her proportionate share of the undistributed net capital gain.

     If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund would be taxed in the same manner as an ordinary corporation and distributions to its stockholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to stockholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the stockholders' hands as long-term capital gains. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year and may be required to recognize any net unrealized gains on its entire portfolio in order to requalify as a regulated investment company.

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     Distributions. For Federal income tax purposes, dividends paid by the Fund out of its investment company taxable income will be taxable to a U.S. stockholder as ordinary income. Because none of the Fund's income is expected to consist of dividends paid by U.S. corporations, none of the dividends paid by the Fund is expected to be eligible for the corporate dividends-received deduction. To the extent that the Fund designates distributions of net capital gains as capital gain dividends, such distributions will be taxable to a stockholder as long-term gain, regardless of how long the stockholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Distributions in excess of the Fund's investment company taxable income and net capital gains will first reduce a stockholder's basis in his shares and, after the stockholder's basis is reduced to zero, will constitute capital gains to a stockholder who holds his shares as capital assets.

     Stockholders participating in the Plan receiving a distribution in the form of newly-issued shares will be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received and will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date. Stockholders participating in the Plan receiving a distribution in the form of shares purchased by the Plan Agent in the open market will be treated for U.S. Federal income tax purposes as receiving a distribution of the cash that such stockholder would have received had it not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of such distribution. Stockholders will be notified annually as to the U.S. Federal tax status of distributions, and stockholders receiving distributions in the form of newly-issued shares will receive a report as to the fair market value of the shares received.

     The Fund presently intends that it will designate as capital gain dividends a proportionate part of the dividends paid to holders of Preferred and Common Stock.

     Under United States tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year. Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund's fiscal year, October 31st.

     Sale of Shares. Upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, a stockholder may realize a taxable gain or loss depending upon his basis in the shares. The gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the stockholder's hands and generally will be long-term or short-term gain, depending upon the stockholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In that case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a stockholder on a disposition of Fund shares held by the stockholder for six months or less will be treated as long-term capital loss to the extent of any distributions of capital gain dividends received by the stockholder with respect to the shares.

     Issuance of Preferred Stock. The Internal Revenue Service has in a revenue ruling taken the position that a regulated investment company which has two or more classes of shares cannot effectively designate distributions made to each class in any year, as consisting of more than that class's proportionate share of particular types of income including capital gain and foreign source income. When both Common Stock and Preferred Stock are outstanding, the Fund intends to designate distributions made to each class as consisting of particular types of income in accordance with the class's proportionate shares of such income. Thus, the Fund intends to designate as capital gain dividends a proportionate part

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of the dividends paid to holders of Preferred and Common Stock. Also, if the
Fund is eligible to and does elect to pass foreign taxes through to its stockholders, the Fund intends to designate dividends paid to each class of stockholders as consisting of a proportionate share of the foreign taxes paid by the Fund.

     If the Fund does not meet its asset maintenance requirements (See "Capital Stock - Asset Coverage"), it may be required to suspend distributions to the holders of its Common and/or Preferred Stock until such coverage is restored. Suspension of distributions might prevent the Fund from qualifying as a regulated investment company for Federal income tax purposes, or, if the Fund retains such qualification, would cause the Fund to incur income and excise taxes on its undistributed income. Further, the Fund may be required to redeem Preferred Stock in order to restore asset coverage to an acceptable level. In order to effect these redemptions, the Fund may be required to dispose of assets for cash, and this may result in recognition of gain or loss to the Fund for tax purposes. This gain or loss (or gain or loss from the remittance to the United States of proceeds from the disposition of assets) may be treated, in whole or in part for Federal income tax purposes, as gain or loss due to fluctuations in foreign currency values, which under current law is ordinary rather than capital in character. Ordinary gain or loss will increase, decrease, or possibly eliminate the Fund's investment company taxable income distributable to holders of Common Stock. For example, if losses attributable to foreign currency fluctuations exceed other investment company taxable income during a taxable year, the Fund would not be able to make ordinary income dividend distributions, and all or a portion of distributions made would be treated as a return of capital to stockholders for Federal income tax purposes, rather than as an ordinary income dividend, reducing each stockholder's tax basis in his Fund shares. Conversely, gain (including gain attributable to foreign currency fluctuations) arising from the sale of Fund assets to redeem Preferred Stock would increase the amounts required to be distributed to holders of Common Stock in order for the Fund to retain its qualification as a regulated investment company and/or to avoid imposition of income or excise taxes on the Fund.

     Currency Fluctuations - "Section 988" Gains or Losses. Under the Code, the gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a currency which is not a functional currency for the Fund and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a currency which is not a functional currency of the Fund, gains or losses attributable to fluctuations in the value of the currency between the date of acquisition of the security and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its stockholders as ordinary income.

     The Fund uses the Australian dollar as its functional currency in accounting for its investments in Australia, New Zealand and the Asian Countries. Gains and losses on non-Australian investments will first be translated into the Australian dollar equivalent, which may result in Section 988 gains or losses as described above, and then into their U.S. dollar equivalent for purposes of computing U.S. tax liabilities. Because the Australian dollar is the functional currency of the Fund, the Fund is not required to take into account gains or losses attributable to fluctuations in the value of this functional currency, which otherwise would be treated as
Section 988 gains or losses, described above. However, remittances from Australia, New Zealand or any one of the Asian Countries to the United States will result in recognition of ordinary gains or losses attributable to fluctuations in the value of the Australian dollar.

     Certain Securities Transactions.

               Options, Futures and Forward Contracts. Any regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which the Fund may invest may be

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"section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also,
Section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

          Transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" under the Code. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

          The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to stockholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to stockholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

          Constructive Sales. Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed before the end of the 30th day after the close of the taxable year, if certain conditions are met.

          Foreign Withholding Taxes. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. For example, the Fund's interest income derived from Australian sources generally is subject to a 10% Australian withholding tax. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to "pass-through" to the Fund's stockholders the amount of foreign taxes paid by the Fund. Pursuant to this election, a stockholder will be required to include in gross income (in addition to taxable dividends actually received) his proportionate share of the foreign taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by an individual stockholder who does not itemize deductions. The deduction for foreign taxes is not allowable in, computing alternative minimum taxable income of non-corporate stockholders. A foreign stockholder may be subject to U.S. withholding tax on such foreign taxes included in income, and may be unable to claim a deduction or credit for such taxes. Each stockholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for the year and of the amount of such taxes deemed paid by the stockholder.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the stockholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its stockholders. With respect to the Fund, certain gain from the sale of securities will be treated as derived from U.S. sources and currency fluctuation gains, including fluctuation gains from certain foreign currency denominated debt securities, receivables and payables, may be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Stockholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend paying shares or the shares of the Fund are held by the Fund or the stockholder, as the case may be, for less than 16 days (46 days in the case of Preferred Stock) during the 30-day period (90-day period for Preferred Stock) beginning 15 days (45 days for Preferred Stock) before the shares become ex-dividend. In addition, if the Fund fails to satisfy these holding period requirements, it cannot elect to "pass through" to stockholders the ability to claim a deduction for the related foreign taxes. The foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Fund is not eligible to make the election to "pass through" to its stockholders its foreign taxes, the foreign taxes it pays will reduce its income and distributions by the Fund will be treated as U.S. source income.

     The foregoing is only a general description of the foreign tax credit and, because application of the credit depends on the particular circumstances of each stockholder, stockholders are advised to consult their own tax advisers.

     Assuming that the Fund is eligible and does elect to pass foreign taxes through to its stockholders, the Fund currently intends to designate Common and Preferred stockholders' proportionate shares of foreign taxes in the same proportion as the income subject to such taxes is distributed to each such stockholder.

     Backup Withholding. The Fund may be required to withhold U.S. Federal income tax at the rate of 30% of all taxable distributions payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or when the Internal Revenue Service has notified the Fund or a stockholder that the stockholder is subject to backup withholding. Corporate stockholders and certain other stockholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's U.S. Federal. income tax liability.

     Foreign Stockholders. The tax consequences to a foreign stockholder of an investment in the Fund may be different from and more adverse than the tax consequences to U.S. investors described herein. Foreign stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Australian Taxes

     The following discussion is based upon the advice of Stikeman, Elliott, Australian counsel for the Fund and is a general and non-exhaustive summary of Australian tax considerations which may be applicable to the Fund under current law.

     Under current Australian law, the Fund will be regarded as a non-resident of Australia. Pursuant to the United States Australia Double Tax Agreement ("Agreement") and assuming the Fund to be a resident of the United States for the purposes of the Agreement, the Fund will not be regarded as having a permanent establishment in Australia if it has no fixed place of business or place of management in Australia and if there is no person (other than a broker or other agent of independent status) in Australia who has authority to conclude contracts on behalf of the Fund and habitually exercises that authority. The Fund does not intend to have a fixed place of business or place of management in Australia or to give any person (other than a broker or other agent of independent status) in Australia the authority to conclude contracts on behalf of the Fund, and accordingly none of the Fund's profits arising from the disposal of its assets should be subject to Australian taxes. The Fund will be subject to an interest withholding tax at the rate of 10% on all interest payments (including discounts on money market securities) under corporate debt instruments, money market securities and Australian Commonwealth Government and State Government securities (unless the particular issue qualifies for exemption from interest withholding tax). Australian interest withholding tax does not apply to interest on Eurodollar obligations issued by non-residents of Australia where the interest is not an expense incurred by that person in carrying on business in Australia at or through a permanent establishment in Australia of that non-resident. See "Taxation - United States Taxes - Foreign Withholding Taxes." Generally, the Fund will not be subject to a stamp duty on its investments in government and semi-government securities, promissory notes and bills of exchange.

New Zealand Taxes

     The following discussion is based upon the advice of [New Zealand Counsel], New Zealand counsel for the Fund and is a general and non-exhaustive summary of New Zealand tax considerations which may be applicable to the Fund under current New Zealand tax law.

     Under current New Zealand law, the Fund will be regarded as a non-resident of New Zealand and will be relieved of New Zealand taxes on business profits under the Convention between the United States of America and New Zealand for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with Respect to Taxes on Income ("Convention"), if the Fund does not have a permanent establishment in New Zealand, and assuming the Fund to be a resident of the United States as that phrase is defined in the Convention, and that the Fund's principal class of shares will be the subject of regular and substantial trading on a recognized stock exchange (as so defined).

     Pursuant to the Convention, the Fund will not be regarded as having a permanent establishment in New Zealand if it has no fixed place of business, place of management, branch or office in New Zealand and if there is no person (other than a broker, general commission agent, or other agent of independent status acting, in each case, in the ordinary course of its business) who acts on behalf of the Fund and has and habitually exercises in New Zealand an authority to conclude contracts in the name of the Fund. The Fund does not intend to have a fixed place of business, place of management, branch, or office in New Zealand or to give any person (other than a broker, general commission agent, or other agent of independent status acting, in each case, in the ordinary course of its business) the authority to conclude contracts in the name of the Fund in New Zealand, and accordingly none of the business profits or gains from the alienation of debt securities, except for interest (as provided below), of the Fund should be subject to New Zealand taxes. Interest (as defined for New Zealand tax law purposes) paid to the Fund by an "approved issuer" on debt obligations that the "approved issuer" has issued and in respect of which a prescribed "approved issuer levy" has been paid, will be subject to New Zealand interest non-resident withholding tax at the rate of zero percent. All other interest (as so defined) paid to the Fund will be subject to a New Zealand interest non-resident withholding tax at the rate of 10% on the gross amount of all payments of interest (as so defined) deemed to be derived from New Zealand under corporate debt instruments, money market securities and New Zealand government and local authority debt securities, except, in the latter two cases, where interest is payable out of New Zealand and in the case of local authority debt securities the approval of the New Zealand government has been given for that interest payable on such debt securities to be exempted from New Zealand income tax.

     The issue to and transfer by the Fund of debt instruments will not be subject to New Zealand stamp duty or Goods and Services Tax.

Korean Taxes

                            [insert re: Korean taxes]

Other Taxes

     The discussions above regarding Australian, New Zealand and Korean tax issues describe the tax effects of the Fund's activities in the primary markets in which the Fund invests. The Fund has not sought similar advice from counsel in other jurisdictions in which the Fund invests or may invest in the future. However, the Fund believes, but cannot represent, that its business profits should not be subject to taxation in any jurisdiction not mentioned specifically above provided that the Fund is not resident in any such jurisdiction and is not carrying on a trade in such jurisdiction through a branch or agency for the purposes of taxation in such jurisdiction. The Board of Directors of the Fund intends to conduct the affairs of the Fund so that it does not become resident in other country for tax purposes. There can be no assurance, however, that the Fund will not become subject to taxation in any jurisdiction in which it invests.

                                  CAPITAL STOCK

General

     Set forth below is information with respect to the Fund's outstanding securities as of July 31, 2002:

                                                                                Number of
                                                                               Shares Held
                                                                               by the Fund       Number of Shares
                                                       Number of Shares         or for its          Issued and
                 Title of Class                           Authorized             Account           Outstanding
                 --------------                           ----------             -------           -----------
Common Stock ..................................   400,000,000 shares               -0-             264,654,000
Preferred Stock ...............................   100,000,000 shares               -0-                  24,000

Common Stock

     The Fund's Articles authorize the issuance of up to 400,000,000 shares of Common Stock. At July 31, 2002, there were 264,654,000 outstanding shares of Common Stock of the Fund, all of which are fully paid and non-assessable. All shares of Common Stock are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Common Stock is entitled to its proportion of the Fund's assets after the payment of debts and expenses and after payment of the aggregate liquidation preference to holders of Preferred Stock, including the liquidation preference of $25,000 per share, plus accumulated but unpaid dividends (whether or not earned or declared), on the outstanding shares of Preferred Stock. Holders of shares of Common Stock are entitled to one vote per share and do not have cumulative voting rights. The Fund will hold regular annual meetings of stockholders in accordance with the laws of Maryland and the rules of the AMEX.

     The shares of the Fund's Common Stock commenced trading on the AMEX on April 24, 1986. For the quarter ended July 31, 2002, the highest trading price was $4.93 and the lowest trading price was $4.28. During the same period, the net asset value ranged from a low of $4.81 to a high of $5.06. Total trading volume during the period was 51,062,300 shares. On July 31, 2002, the closing price on the AMEX was $4.50 and the net asset value was $4.92.

Preferred Stock

     The Fund's Articles authorize the issuance of up to 100,000,000 shares of Preferred Stock, $0.01 par value, in one or more series, with rights as determined by the Board of Directors, by action by the Board of Directors without the approval of the holders of Common Stock. As of July 31, 2002, an aggregate of 24,000 shares of Preferred Stock in nine series, designated as Series A, Series B, Series C, Series D, Series E, Series F, Series G, Series H and Series I, with an aggregate liquidation preference of $600 million, was outstanding. Under the 1940 Act, the Fund is permitted to have outstanding more than one series of Preferred Stock so long as no single series has a priority over another series as to the distribution of assets of the Fund or the payment of dividends. Although the Fund has no current intention to issue additional shares of Preferred Stock, it may issue additional shares of Preferred Stock at a time the Board deems appropriate after completion of this Offer.

Beneficial Ownership

     To the best of the Fund's knowledge, as of October 1, 2002, no person or group beneficially owned more than 5% of the outstanding shares of Common Stock or Preferred Stock of the Fund.

No Preemptive Rights

     No holder of shares of the Fund has any preemptive right to acquire from the Fund any capital stock of the Fund whether now or hereafter authorized.

Liquidation Preference

     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of shares of any series of Preferred Stock would be entitled to receive a preferential liquidating distribution (to equal the liquidation value of $25,000 per share plus accrued and unpaid dividends, whether or not declared) before any distribution of assets is made to holders of Common Stock. After payment of the full amount of the liquidating distribution to which they are entitled, the Preferred Stockholders would not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights

     Except as otherwise required by applicable law, or by terms of the Fund's Articles or as may be established at the time of the issuance of any series of Preferred Stock, holders of shares of Preferred Stock, voting as a separate class, are entitled to elect two of the Fund's Directors, and the remaining Directors will be elected by holders of Common Stock. If at any time dividends on shares of the Fund's Preferred Stock are unpaid in an amount equal to two full years' dividends, the holders of outstanding shares of Preferred Stock, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in default have been paid or declared and set apart for payment.

     The terms of the Preferred Stock require a separate class vote of the Preferred Stock with respect to matters which would affect adversely any preferences, rights, or powers applicable to the Preferred Stock. Moreover, the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock, voting as a separate class, would be required to approve any plan of reorganization adversely affecting these shares or any action requiring a vote of security holders under
Section 13 (a) of the 1940 Act.

Redemption, Purchase and Sale of Preferred Stock by the Fund

     The terms of the Preferred Stock provide that the shares are redeemable by the Fund in whole or in part, at the liquidation value of $25,000 per share plus accrued dividends per share, that the Fund may tender for or purchase shares of Preferred Stock and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of shares of Preferred Stock by the Fund will reduce the leverage applicable to shares of Common Stock, while any resale of shares by the Fund will increase such leverage. The Fund may also need to redeem all or a portion of the Preferred Stock pursuant to the requirements of either the 1940 Act or the rating agencies rating the Preferred Stock. The leveraging of the Common Stock would be eliminated during any period that Preferred Stock is not outstanding.

Asset Coverage

     Under the 1940 Act, the Fund is not permitted to issue shares of Preferred Stock unless immediately after the issuance the asset coverage of the Fund's portfolio is at least 200% of the liquidation value of the outstanding Preferred Stock ($25,000 plus any accrued and unpaid dividends). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of the declaration, the NAV of the Fund's portfolio (determined after deducting the amount of any dividend or other distribution) is at least 200% of the liquidation value of the Preferred Stock.

     Under the terms of the Preferred Stock, the Fund may be required to suspend distributions to holders of Common Stock in order to maintain the asset coverage required by the 1940 Act. The suspension of distributions might prevent the Fund from qualifying as a regulated investment company for Federal income tax purposes, or, if the Fund retains the qualification, may cause the Fund to incur income and excise taxes on its undistributed income. Further, the Fund may be required to redeem Preferred Stock in order to restore asset coverage to an acceptable level. In order to effect such redemptions, the Fund may be required to dispose of assets for cash, which may result in recognition of gain or loss to the Fund for tax purposes. This gain or loss may be treated, in whole or in part for Federal income tax purposes, as gain or loss due to fluctuations in foreign currency values, which under current law is ordinary rather than capital in character. Ordinary gain or loss will increase, decrease, or possibly eliminate the Fund's investment company taxable income distributable to holders of Common Stock. For example, if losses attributable to foreign currency fluctuations exceed other investment company taxable income during a taxable year, the Fund would not be able to make ordinary dividend distributions, or distributions made would be treated as a return of capital to stockholders for Federal income tax purposes, rather than as an ordinary dividend, reducing each stockholder's tax basis in his Fund shares. Conversely, gain (including gain attributable to foreign currency fluctuations) arising from the sale of Fund assets to redeem Preferred Stock would increase the amounts required to be distributed to holders of Common Stock in order for the Fund to retain its qualification as a regulated investment company and/or to avoid imposition of income or excise taxes on the Fund. See "Taxation."

     The Fund's outstanding Preferred Stock is currently rated Aa2 by Moody's and AA by S&P. In order to retain these ratings, the Fund is required to maintain portfolio holdings meeting specified guidelines of these rating agencies. The guidelines impose asset coverage requirements that are more stringent than those imposed by the 1940 Act.

Rating Agency Guidelines

     The Fund intends that, so long as shares of Preferred Stock are outstanding, the composition of its portfolio will reflect guidelines established by the rating agencies in connection with the Fund's receipt of a rating for the Preferred Stock of at least Aa2 from Moody's and at least AA from S&P. Moody's and S&P issue ratings for various securities reflecting the perceived creditworthiness of those securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by the Fund in order to receive the above-described ratings for shares of Preferred Stock, which ratings are generally relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act.

     The Fund intends to maintain a portfolio value at least equal to the discounted value of the assets in its portfolio which satisfies minimum values set by each of the rating agencies. Upon any failure to do this, the Fund will seek to alter the composition of its portfolio to satisfy the rating agency. To the extent it is not able to do so in a timely basis, the Fund may redeem shares of Preferred Stock in accordance with their terms.

     A securities rating is not a recommendation to buy, sell or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating.

Certain Provisions of the Articles, By-Laws and Articles Supplementary

     The Fund has provisions in its Articles and By-Laws that could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, and (iii) the ability of the Fund's Directors or stockholders to amend the Articles or By-Laws or effect changes in the Fund's management. The provisions of the Articles and By-Laws may be regarded as "anti-takeover" provisions.

     Article Ninth of the Fund's Articles stipulates that a "fair price" be paid for the Fund's shares in the event of a proposed merger or other business combination which is not approved by either 75% of the Continuing Directors of the Board of Directors (as defined therein) or the holders of 75% of the outstanding shares of the Fund voting both as a single class and separately as to each class ("Fair Price Provision"). The stipulated "fair price" is the higher of:

          i. the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by an Interested Party (as hereinafter defined) for any shares acquired by it (a) within the two-year period immediately prior to the first public announcement of the proposal of a business combination ("Announcement Date"), or (b) in the transaction in which an Interested Party first becomes the beneficial owner of voting shares of the Fund (a "Threshold Transaction"), whichever is higher, and

          ii. in the case of Common Stock, the NAV per share of Common Stock on the Announcement Date or on the date of the Threshold Transaction, whichever is higher, and in the case of any Preferred Stock, the highest preferential amount per share to which the holders of shares of a class of Preferred Stock would be entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, regardless of whether the business combination to be consummated constitutes such an event.

     Article Ninth requires the same super-majority vote to amend the Articles to "open-end" the Fund by making the Fund's Common Stock redeemable or to adopt any stockholder proposal as to specific investment decisions with respect to the Fund's assets. Stockholders of an open-end investment company may require the company to redeem their shares in kind or in cash at any time (except in certain circumstances authorized by the 1940 Act) at their NAV less any redemption charge. If shares are redeemed in kind, stockholders may incur brokerage commissions. Conversion to open-end status would require the redemption of all outstanding shares of Preferred Stock.

     An "Interested Party" includes any person, other than an investment company advised by the Investment Manager or any of its affiliates, which proposes to enter into a business combination with the Fund.

     The By-Laws provide for a staggered election of those Directors who are elected by the holders of Common Stock, with such Directors divided into three classes, each having a term of three years. Accordingly, only those Directors in one class may be changed in any one year and it would require two years to change a majority of the Board of Directors. Such system of electing Directors is intended to help maintain the continuity of management by making it more difficult for the Fund's stockholders to change the majority of Directors. Other provisions require the approval of holders of 75% of the outstanding shares of the Common and Preferred Stock voting both together as a single class and separately as to each class to approve certain transactions including certain mergers, asset dispositions and conversion of the Fund to open-end status. However, certain provisions of the 1940 Act may nevertheless require a separate additional vote of the holders of Preferred Stock.

     Articles Supplementary approved by the Board of Directors in August 2000 subject the Fund to certain provisions of Subtitle 8 of the Maryland General Corporation Law with respect to unsolicited takeovers. These provisions (i) provide that the stockholders of the Fund may remove any director by the affirmative vote of at least two-thirds of all the votes entitled to be cast by the stockholders generally in the election of directors, (ii) require that the number of directors of the Fund shall be fixed only by the vote of the Board of Directors, (iii) provide that a vacancy on the Board of Directors due to an increase in the size of the Board or the death, resignation or removal of a director, may be filled only by the affirmative vote of the majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and (iv) provide that the Secretary of the Fund may call a special meeting of stockholders only on the written request of the stockholders entitled to cast at least a majority of all votes entitled to be cast at the meeting.

     The foregoing provisions may be regarded as "anti-takeover" provisions and may have the effect of depriving Stockholders of an opportunity to sell their shares at a premium over prevailing market prices.

               CUSTODIAN, DIVIDEND PAYING AGENTS, TRANSFER AGENTS,
                          REGISTRARS AND AUCTION AGENT

     Pursuant to a Custodian Contract dated April 11, 1986, as amended from time to time, State Street Bank and Trust Company ("State Street"), One Heritage Drive, North Quincy, Massachusetts 02171, acts as the Fund's custodian for assets of the Fund held in the United States. The Board has delegated various foreign custody responsibilities to State Street, as the "Foreign Custody Manager" for the Fund to the extent permitted under the 1940 Act and the rules thereunder. State Street has entered into agreements with foreign sub-custodians in accordance with delegation instructions approved by the Board. State Street, its branches and sub-custodian generally hold certificates for the securities in their custody, but may, in certain cases, have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. See "Risk Factors and Special Considerations - Foreign Custody."

     [Name of transfer agent] [address], acts as the Fund's dividend paying agent, transfer agent and registrar for the Fund's Common Stock. Bankers Trust, 4 Albany Street, New York, New York 10006, acts as Auction Agent for the Preferred Stock and also acts as transfer agent, registrar, dividend disbursing agent and redemption agent for the Preferred Stock.

                                     EXPERTS

     The financial statements, insofar as they relate to the periods through October 31, 2001, included in this Prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, the Fund's independent accountants, given on the authority of said firm as experts in accounting and auditing. The principal place of business of PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036. The audit services they provide include examination of the financial statements of the Fund, services relating to filings by the Fund with the SEC and consultation on matters related to the preparation and filing of tax returns.

                            DISTRIBUTION ARRANGEMENTS

     [Dealer Managers] will act as Dealer Managers for the Offer ("Dealer Managers"). Under the terms and subject to the conditions contained in the Dealer Manager Agreement dated [date on cover], among the Fund and the Dealer Managers ("Dealer Manager Agreement"), the Dealer Managers will provide financial advisory and marketing services in connection with the Offer and will solicit the exercise of Rights and participation in the Over-Subscription Privilege. The Offer is not contingent upon any number of Rights being exercised. The Fund has agreed to pay the Dealer Managers a fee for their financial advisory, marketing and soliciting services equal to 3.75% of the aggregate Subscription Price for Shares issued pursuant to the Offer. The Dealer Manager fee will be borne by the Fund and indirectly by all of the Fund's Stockholders, including those who do not exercise their Rights.

     The Dealer Managers will reallow to broker-dealers included in the selling group to be formed and managed by the Dealer Managers ("Selling Group Members') selling fees equal to 2.50% of the Subscription Price per Share for each Share issued pursuant to the Offer as a result of their selling efforts. In addition, the Dealer Managers will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of Rights, solicitation fees equal to 0.50% of the Subscription Price per Share for each Share issued pursuant to the exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based upon the number of shares of Common Stock held by each broker-dealer through DTC on the Record Date. Fees will be paid to the broker-dealer designated on the applicable portion of the Subscription Certificates or, in the absence of such designation, to the Dealer Managers.

     In addition, the Fund may reimburse the Dealer Managers up to an aggregate of $150,000 for their reasonable expenses incurred in connection with the Offer. The Fund has agreed to indemnify the Dealer Managers or contribute to losses arising out of certain liabilities including liabilities under the 1933 Act. The Dealer Manager Agreement also provides that the Dealer Managers will not be subject to any liability to the Fund in rendering the services contemplated by such Agreement except for any act of bad faith, willful misconduct or gross negligence of the Dealer Managers or reckless disregard by the Dealer Managers of their obligations and duties under such Agreement.

     Prudential Investments LLC, an affiliate of Prudential Securities Incorporated, acts as the Fund's Administrator and receives compensation from the Fund in connection with its services. See "Administration Agreement."

     Prior to the expiration of the Offer, the Dealer Managers may independently offer for sale shares of Common Stock, including Shares acquired through purchasing and exercising the Rights, at prices they set. The Dealer Managers may realize profits or losses independent of any fees described in this Prospectus.

     In the ordinary course of their businesses, the Dealer Managers and their respective affiliates may engage in investment banking or financial transactions with the Fund, the Investment Manager, the Investment Adviser and their affiliates.

     The Fund will bear the expenses of the Offer, which will be paid from the proceeds of the Offer. These expenses include, but are not limited to: the expense of preparation and printing of the Prospectus for the Offer, the expense of counsel and auditors in connection with the Offer, the out-of-pocket expenses incurred by the Officers of the Fund and others in connection with the Offer.

     The principal business address of [Dealer Manager 1] is _________________. The principal business address of [Dealer Manager 2] is ______________________. The principal business address of [Dealer Manager 3] is ______________________. The principal business address of [Dealer Manager 4] is ______________________.


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


                                 LEGAL MATTERS

     The validity of the shares offered hereby will be passed on for the Fund by Dechert, 1775 Eye Street, NW, Washington, DC 20006 and certain legal matters relating to the offering will be passed on for the Dealer Managers by [Dealer Managers' counsel], [address]. Dechert and [Dealer Managers' counsel] will rely as to matters of Maryland law on the opinion of Venable, Baetjer and Howard, Two Hopkins Plaza, Suite 1800, Baltimore, MD 21201-2978. Matters of Australian law will be passed on for the Fund by Stikeman, Elliott, Level 40 Chifley Tower, 2 Chifley Square, Sydney, NSW 2000, Australia. Matters of New Zealand law will be passed on for the Fund by [New Zealand Counsel], [address], New Zealand. Matters of the law of Jersey, Channel Islands will be passed on for the Fund by [Jersey Counsel], [address], Jersey, Channel Islands. Matters of United Kingdom law will be passed on by [UK Counsel], [address], United Kingdom. Matters of Swiss Law will be passed on for the Fund by [Swiss Counsel], [address], Switzerland. Matters of the law of Singapore will be passed on by [Singapore Counsel], [address], Singapore.

     Roy M. Randall, a partner of Stikeman, Elliott in Australia, serves as Secretary of the Fund. Margaret A. Bancroft, Sander M. Bieber and Allan S. Mostoff, members of Dechert, each serves as Assistant Secretary to the Fund.

Portfolio of Investments

October 31, 2001

Principal
Amount
Local
Currency**                                  Value
(000)         Description                   (US$)
---------------------------------------------------
LONG-TERM INVESTMENTS--106.5%
AUSTRALIA--63.6%
Government and Semi-Government--45.8%
Commonwealth of Australia--23.4%
A$
             Australia Postal Corporation
    22,000     6.00%,  3/25/09        $  11,432,154
             Commonwealth Bank of Australia
     5,000     6.00%,   8/1/03            2,595,537
     2,800    7.625%,   8/5/03            1,486,526
    12,000     5.25%,  12/1/04            6,181,279
     8,000     6.00%,   9/1/05            4,224,019
    10,000     6.75%,  12/1/07            5,491,313
     4,000     6.25%,  2/10/09            2,074,114
    10,000     6.25%,   9/1/09            5,344,842
             Commonwealth of Australia
    45,000     9.50%,  8/15/03           24,267,494
    40,000     9.00%,  9/15/04           22,723,549
    45,450     7.50%,  7/15/05           25,308,427
    41,000    10.00%, 10/15/07           26,194,736
    67,000     8.75%,  8/15/08           41,081,368
    98,000     7.50%,  9/15/09           57,049,173
    65,000     5.75%,  6/15/11           34,045,214
    40,000     6.50%,  5/15/13           21,743,218
                                      -------------
                                        291,242,963
                                      -------------
New South Wales--4.5%
             New South Wales Treasury Corporation
    20,000    12.60%,   5/1/06           13,162,363
    20,000     8.00%,   3/1/08           11,603,586
    55,000     7.00%,  12/1/10           30,687,706
                                      -------------
                                         55,453,655
                                      -------------
Queensland--4.3%
             Queensland Treasury Corporation
    20,000     6.50%,  6/14/05           10,709,160
    15,200     6.00%,  7/14/09            7,993,623
    40,000     6.00%,  6/14/11           20,918,290
    10,000     6.00%, 10/14/15            5,193,263
    17,000     6.00%,  6/14/21            8,829,702
                                      -------------
                                         53,644,038
                                      -------------
South Australia--3.4%
             South Australian Financing Authority
    20,000    10.00%,  1/15/03           10,765,725
    55,000     7.50%, 10/15/07           31,068,704
                                      -------------
                                         41,834,429
                                      -------------
Tasmania--0.5%
A$
             Tasmanian Public Finance Corporation
    10,000     9.00%, 11/15/04        $   5,664,381
                                      -------------
Victoria--5.8%
             Treasury Corporation of Victoria
    36,000    12.50%, 10/15/03           20,401,734
    10,000     6.00%, 11/15/06            5,276,576
    20,500    10.25%, 11/15/06           12,762,903
    25,000     7.50%,  8/15/08           14,226,437
    40,000     5.50%,  9/15/10           20,172,273
                                      -------------
                                         72,839,923
                                      -------------
Western Australia--3.9%
             Western Australia Treasury Corporation
    26,000     8.00%, 10/15/07           15,041,025
    50,000     7.50%, 10/15/09           28,616,052
    10,000     7.00%,  4/15/11            5,563,429
                                      -------------
                                         49,220,506
                                      -------------
             Total Australian
             government and
             semi-government
             (cost $688,070,064)        569,899,895
                                      -------------
Eurobonds--14.8%
Banking and Finance--6.5%
             Bank Austria AG
    11,278   10.875%, 11/17/04            6,638,152
             Commonwealth Bank of Australia
    10,000     9.00%,  8/15/05            5,738,470
             Federal National
             Mortgage Association Global
    52,065    6.375%,  8/15/07           27,795,994
             GE Capital Australia Limited
    23,000     6.25%,  8/15/03           11,951,797
             Jem Bonds Limited
    10,000     9.00%,  7/15/06            5,824,553
             KFW International Finance
     5,513    9.125%,  7/26/05            3,175,342
             Northern Territory Authority
     8,000     6.50%,  7/15/05            4,185,832
     5,000    10.03%,   8/9/05            2,967,720
             Principal Finance Global Fund
    16,650     7.00%,  7/15/05            8,831,782
             Progress Trust
     2,000     6.00%, 10/15/30            1,022,805
             Puma
     5,000     7.47%,  2/21/33            2,616,019
                                      -------------
                                         80,748,466
                                      -------------

See Notes to Financial Statements.    Aberdeen Asia-Pacific Income Fund, Inc. 13

October 31, 2001

Principal
Amount
Local
Currency**                                  Value
(000)         Description                   (US$)
-------------------------------------------------------
Semi-Government and Local
Government--6.3%
A$

              New South Wales Treasury Corporation
     7,000       10.50%, 12/7/04        $     4,104,988
    34,000       12.60%, 5/1/06              22,447,761
     7,000        9.25%, 6/20/06              4,049,098
    40,000        8.00%, 3/1/08              23,140,642
              Queensland Treasury Corporation
    20,000       12.00%, 6/15/05             12,561,522
    20,000        8.00%, 9/14/07             11,583,808
                                        ---------------
                                             77,887,819
                                        ---------------
Supranational Global--2.0%
              EFIC
     2,000       11.00%, 12/29/04             1,187,806
              Eurofima
     8,170       9.875%, 1/17/07              5,004,533
    20,000        6.50%, 8/22/11             10,713,526
              European Investment Bank
     5,000        6.00%, 7/15/05              2,627,721
              Kingdom of Sweden
     8,287       7.875%, 4/23/07              4,695,916
              Quebec Province
     1,500        5.75%, 2/15/06                771,820
                                        ---------------
                                             25,001,322
                                        ---------------
              Total Australian
              eurobonds
              (cost $228,389,294)           183,637,607
                                        ---------------
Corporate Bonds--3.0%
Banking and Finance--0.6%
              DSL Bank
    15,000        6.25%, 11/15/06             7,920,794
                                        ---------------
Floating Rate Notes*--0.1%
              Crusade Trust
     1,122       4.613%, 7/10/29                564,161
                                        ---------------

Services--2.3%
              Melbourne Airport
     2,000        6.75%, 6/15/08              1,056,105
              Telstra Corporation
     2,000        7.80%, 7/17/03              1,065,260
     7,000        8.00%, 9/15/04              3,805,609
    30,000       12.00%, 5/15/06             19,003,449
     2,000        8.75%, 1/15/20              1,307,222
              Westpac Banking Corporation
     5,000        7.00%, 8/2/10               2,663,115
                                        ---------------
                                             28,900,760
                                        ---------------

              Total Australian
              corporate bonds
              (cost $47,587,023)        $    37,385,715
                                        ---------------
              Total Australian
              long-term investments
              (cost $964,046,381)           790,923,217
                                        ---------------
JAPAN--1.0%
Government Bonds--1.0%
JPY
              Inchon Metropolitan City
   500,000        3.70%, 4/26/06              4,348,004
              PTT Exploration & Production
   900,000        3.35%, 9/19/07              7,808,034
                                        ---------------
              Total Japan long-term
              investments
              (cost $12,209,493)             12,156,038
                                        ---------------
KOREA--4.0%
Government Bonds--4.0%
KRW
              Korea Deposit Insurance Fund Bond
10,000,000        9.90%, 10/23/03             8,419,830
19,000,000        8.72%, 3/12/04             15,731,293
 2,000,000       15.00%, 7/3/04               1,890,008
              Korea Treasury Bonds
10,000,000        7.70%, 8/16/03              8,117,738
 9,320,000        7.15%, 4/11/06              7,598,291
 9,933,000        6.91%, 7/18/11              7,749,894
                                        ---------------
              Total Korea long-term
              investments
              (cost $51,480,659)             49,507,054
                                        ---------------
MALAYSIA--1.3%
Government Bonds--0.8%
MYR

              Malaysia Government Bonds
     2,000       4.427%, 3/31/03                537,886
    17,300        5.00%, 4/15/05              4,859,985
    11,390       6.844%, 10/1/09              3,727,603
                                        ---------------

              Total Malaysia
              government bonds
              (cost $8,355,799)               9,125,474
                                        ---------------
Corporate Bonds--0.5%
              British American Tobacco Corporation
     9,000        7.10%, 11/2/04              2,609,645
              YTL Corporation Berhad
    13,000        8.50%, 6/29/04              3,846,118
                                        ---------------

14 Aberdeen Asia-Pacific Income Fund, Inc.    See Notes to Financial Statements.

October 31, 2001

Principal
Amount
Local
Currency**                                  Value
(000)         Description                   (US$)
-------------------------------------------------------
              Total Malaysia
              corporate bonds
              (cost $6,315,790)         $     6,455,763
                                        ---------------
              Total Malaysia
              long-term investments
              (cost $14,671,589)             15,581,237
                                        ---------------
PHILIPPINES--0.6%
Government Bonds--0.6%
PHP

              Philippine Government Bond
  372,800        18.00%, 11/26/08
              (cost $9,306,966)               7,385,609
                                        ---------------
SINGAPORE--1.3%
Government Bonds--1.3%
SGD

              Singapore Government Bonds
    1,200         3.00%, 11/1/02                670,270
    8,640         4.00%, 2/1/05               5,061,465
   16,870        4.625%, 7/1/10              10,391,495
                                        ---------------
              Total Singapore
              government bonds
              (cost $15,434,727)             16,123,230
                                        ---------------
Corporate Bonds--0.0%
              General Motors
              Acceptance
              Corporation
    1,000         3.95%, 4/25/03
              (cost $580,135)                   558,104
                                        ---------------
              Total Singapore
              long-term investments
              (cost $16,014,862)             16,681,334
                                        ---------------
THAILAND--2.2%
Government Bonds--2.0%
THB

              Eastern Water Resources
  115,000         9.00%, 7/22/04 (a)          2,826,232
              Export-Import Bank of Thailand
   80,000         7.25%, 5/6/04 (a)           1,931,512
              Thailand Government Bonds
   34,400         8.25%, 10/14/03 (a)           846,359
  185,000         6.25%, 6/15/04 (a)          4,459,743
  363,100         8.50%, 10/14/05 (a)         9,576,135
   44,000         8.00%, 12/8/06 (a)          1,147,992
   68,000         5.60%, 7/7/07 (a)           1,598,834
   85,000         8.50%, 12/8/08 (a)          2,299,716
                                        ---------------

              Total Thailand
              government bonds
              (cost $26,497,861)        $    24,686,523
                                        ---------------
Corporate Bonds--0.2%
 THB

              Advance Information Services PLC
   96,000         6.25%, 3/31/03 (a)
              (cost $2,533,260)               2,193,531
                                        ---------------
              Total Thailand
              long-term investments
              (cost $29,031,121)             26,880,054
                                        ---------------
UNITED STATES--32.5%
Government Bonds--6.6%
USD

              United States Treasury Notes
   79,000        4.625%, 5/15/06
              (cost $82,022,813)             82,629,260
                                        ---------------
Yankee Bonds--25.9%
              ASAT Finance LLC
    3,900        12.50%, 11/1/06              3,042,000
              Bangkok Bank Public Company
   12,500         8.75%, 3/15/07             12,265,625
              Bangkok Sentral Ng
    4,000         8.60%, 6/15/27              2,757,000
              China Development Bank
    4,000         8.25%, 5/15/09              4,586,000
              China Peoples Republic
    3,000         6.80%, 5/23/11              3,251,964
              China Telecom Limited
    4,000        7.875%, 11/2/04              4,388,461
              Cho Hung Bank
    5,500       11.875%, 4/1/05               5,801,125
    1,500       11.875%, 4/1/10               1,560,000
              Citi Pacific Finance
    4,750        7.625%, 6/1/11               4,745,531
              CKWB (Cayman Islands) Limited
   10,300        7.625%, 7/5/11              10,339,998
              Dao Heng Bank Limited
    4,500         7.75%, 1/24/07              4,921,150
              DBS Group Holdings
    5,000        7.125%, 5/15/11              5,239,742
              Embarc Ireland Limited
    5,500         7.70%, 8/18/03 (b)          4,526,530
              Export-Import Bank Korea
    2,000         6.50%, 11/15/06             2,214,020
    6,000         7.10%, 3/15/07              6,461,580
              Flextronics International Limited
    2,500        9.875%, 7/1/10               2,612,500

See Notes to Financial Statements. Aberdeen Asia-Pacific Income Fund, Inc.    15

October 31, 2001

Principal
Amount
Local
Currency**                                  Value
(000)         Description                   (US$)
-------------------------------------------------------
 USD
              GH Water Supply Holdings Limited
    1,900         7.00%, 6/22/08     $        1,648,250
              Globe Telecom Incorporated
    9,000        13.00%, 8/1/09               9,690,750
              Hanvit Bank
    4,000        11.75%, 3/1/10               4,219,000
    3,500        12.75%, 3/1/10               3,762,206
              Hutchison Whampoa International Limited
    6,000         7.00%, 2/16/11              6,146,575
              Hyundai Motor Co. Limited
    2,000         7.33%, 12/12/05             2,019,093
              Industrial Finance Corporation
    1,000        7.375%, 1/14/07              1,052,750
              Korea Development Bank
    8,000        7.125%, 4/22/04              8,532,152
              Korea Electric Power Corporation
    9,000         7.75%, 4/1/13               9,624,240
   12,500         7.00%, 2/1/27              13,233,125
              Kowloon Canton Ry Corporation
   18,000         8.00%, 3/15/10             21,145,500
              Kumgang Korea Chemical Co. Limited
    2,000        7.625%, 6/20/08              2,051,133
              LG Caltex Oil Corporation
    5,000         7.50%, 7/15/07              5,131,584
    3,000         7.75%, 7/25/11              3,176,014
              Malaysia
    5,000         8.75%, 6/1/09               5,629,500
   13,000         7.50%, 7/15/11             13,432,770
              National Power Corporation
    7,000         8.40%, 12/15/16             5,212,984
              Oversea-Chinese Banking Corporation
    9,000         7.75%, 9/6/11               9,486,924
              Petroliam Nasional Berhad
    5,000        8.875%, 8/1/04               5,604,757
   15,000         7.75%, 8/15/15             15,375,000
              Philippine Long Distance Telcom
    1,000         8.35%, 3/6/17                 595,100
              Pohang Iron & Steel Corporation
    4,000        7.125%, 11/1/06              4,251,667
              PTT Exploration & Production
    6,500        7.625%, 10/1/06              6,936,875
              Reliance Industries Limited
    7,250        10.25%, 1/15/97              6,156,584

 USD
              Republic of Philippines
    2,500        9.875%, 3/16/10     $        2,419,321
   12,500        9.875%, 1/15/19             10,000,000
    3,500         9.50%, 10/21/24             3,487,168
    7,636       10.625%, 3/16/25              6,624,118
              Republic of South Korea
    5,500         8.75%, 4/15/03              5,938,955
   14,500        8.875%, 4/15/08             17,133,873
              SK Corporation
    3,900         7.50%, 5/31/06              4,112,141
              Telekom Malaysia
    3,000        7.875%, 8/1/25               2,743,500
              Tenaga Nasional Berhad
    7,750        7.625%, 4/1/11               7,569,795
    5,000         7.50%, 11/1/25              3,928,000
   11,000         7.50%, 1/15/96              8,270,900
              Total Access Communication Public
    7,000        8.375%, 11/4/06              6,160,000
                                       ----------------
              Total United States
              yankee bonds
              (cost $303,722,914)           321,215,530
                                       ----------------
              Total United States
              long-term investments
              (cost $385,745,727)           403,844,790
                                       ----------------
              Total long-term
              investments
              (cost $1,482,506,798)       1,322,959,333
                                       ----------------
SHORT-TERM INVESTMENTS--39.8%
Australia--29.9%
Government and Semi-Government--4.4%
Commonwealth of Australia--2.1%
A$
              Australian Capital Territory
   10,000        12.00%, 11/15/01             5,047,245
              Commonwealth Bank of Australia
   10,000         5.50%, 3/1/02               5,053,861
              Commonwealth of Australia
   30,000        12.00%, 11/15/01            15,128,359
                                       ----------------
                                             25,229,465
                                       ----------------
New South Wales--2.3%
              New South Wales Treasury
              Corporation
   57,000        12.00%, 12/1/01             28,832,076
                                       ----------------

16 Aberdeen Asia-Pacific Income Fund, Inc. See Notes to Financial Statements.

As of October 31, 2001

Principal
Amount
Local
Currency**                                Value
(000)          Description                (US$)
---------------------------------------------------
             Total Australian
             government and
             semi-government
             (cost $90,922,398)        $ 54,061,541
                                       ------------
Eurobonds--9.8%
Banking and Finance--5.3%
A$
             Banque National de Paris
    14,000     9.00%, 8/13/02             7,298,950
             Federal National Mortgage Association
             Global
    35,000     6.50%, 7/10/02            17,897,119
             GE Capital Australia Limited
    10,000     6.50%, 12/3/01             5,040,000
    15,000     7.00%, 10/15/02            7,745,886
             National Australia Bank Limited
    10,000     6.25%, 10/15/02            5,130,407
             State Bank of New South Wales
    28,000     10.75%, 3/12/02           14,408,823
     6,400     9.00%, 9/17/02             3,352,708
             State Bank of South Australia
    10,000     11.00%, 4/10/02            5,173,997
                                       ------------
                                         66,047,890
                                       ------------
Semi-Government and Local Government--3.1%
             New South Wales Treasury
             Corporation
    25,000     8.00%, 12/1/01            12,613,709
    50,000     12.00%, 12/1/01           25,295,207
                                       ------------
                                         37,908,916
                                       ------------
Supranational Global--1.4%
             European Bank of Reconstruction &
             Development
    34,000     9.00%, 10/15/02           17,900,696
                                       ------------
             Total Australian
             eurobonds
             (cost $179,684,158)        121,857,502
                                       ------------
Corporate Bonds--0.8%
Asset Backed--0.0%
             FANMAC 22
       920     11.40%, 12/15/01             466,509
             FANMAC 25
       236     10.33%, 6/15/02              122,633
                                       ------------
                                            589,142
                                       ------------
Services--0.8%
A$
             Merrill Lynch & Co. Australia
    10,000     7.625%, 3/15/02         $  5,089,535
             Telstra Corporation
     8,000     11.50%, 10/15/02           4,293,004
                                       ------------
                                          9,382,539
                                       ------------
             Total Australian
             corporate bonds
             (cost $14,069,192)           9,971,681
                                       ------------
Demand Deposits--14.9%
             Banque National de Paris Demand
             Deposit
   197,077     4.50%, 11/1/01            99,178,871
             Dresdner Call Deposit
   172,035     3.00%, 11/1/01            86,576,385
                                       ------------
             Total Australian
             demand deposits
             (cost $190,902,025)        185,755,256
                                       ------------
             Total Australian
             short-term investments
             (cost $475,577,773)        371,645,980
                                       ------------
Korea--3.7%
Government Bonds--3.7%
KRW
             Korea Development Bank
10,000,000     8.40%, 11/20/01            7,762,742
 5,000,000     6.40%, 1/5/02              3,886,057
 5,000,000     6.82%, 2/26/02             3,901,511
             Korea Monetary Stabilization Bond
19,040,000     8.97%, 2/8/02             14,931,431
10,000,000     8.99%, 2/14/02             7,847,792
 4,409,000     7.75%, 7/19/02             3,493,287
             Korea Treasury Bond
 5,000,000     7.10%, 12/9/01             3,884,431
                                       ------------
             Total Korea short-term
             investments
             (cost $51,149,139)          45,707,251
                                       ------------
New Zealand--0.4%
Demand Deposits--0.4%
NZD
             New Zealand Call Deposit
    12,166     4.00%, 11/1/01
             (cost $5,526,796)            5,018,280
                                       ------------


See Notes to Financial Statements.    Aberdeen Asia-Pacific Income Fund, Inc. 17

October 31, 2001

Principal
Amount
Local
Currency**                                Value
(000)          Description                (US$)
---------------------------------------------------
United States--5.8%
Yankee Bonds--1.8%
USD
             Cho Hung Bank
     7,500     8.84%, 1/7/02           $  7,462,500
             Embarc Ireland
     6,900     7.01%, 6/28/02(c)          5,462,812
             Industrial Bank of Korea
     4,000     8.375%, 9/30/02            4,168,082
             Total Access Communication Public
     4,500     7.625%, 11/4/01            4,455,000
                                       ------------
             Total United States
             yankee bonds
             (cost $21,729,572)          21,548,394
                                       ------------
Repurchase Agreement--4.0%
USD
    49,594   State Street Bank &
             Trust Company, 2.48%
             due 11/1/01 in the
             amount of $49,597,416
             (cost $49,594,000;
             collateralized by United
             States Treasury Bond
             8.875% due 8/15/17;
             value including accrued
             interest - $50,595,278)   $ 49,594,000
                                       ------------
             Total United States
             short-term investments
             (cost $71,323,572)          71,142,394
                                       ------------
             Total short-term
             investments
             (cost $603,577,280)        493,513,905
                                       ------------

------------------------------------------------------------------------------
Total Investments--146.3% (cost $2,086,084,078)                  1,816,473,238
Other assets in excess of liabilities--2.0%                         25,368,059
Liquidation value of preferred stock--(48.3%)                     (600,000,000)
------------------------------------------------------------------------------
Net Assets Applicable to Common Shareholders--100%             $ 1,241,841,297
------------------------------------------------------------------------------
Net asset value per common share ($1,241,841,297 / 266,781,600 shares of
common stock issued and outstanding)                           $          4.65
------------------------------------------------------------------------------

------------------------------

 * The interest rate reflected for floating rate notes is the rate in effect at October 31, 2001.
** Portfolio securities are listed in currency in which they are traded.
A$--Australian dollar
JPY--Japanese Yen
KRW--South Korean Won
MYR--Malaysian Ringgit
NZD--New Zealand dollar
PHP--Philippine peso
SGD--Singapore dollar
THB--Thailand Baht
USD--United States dollar
(a) Securities pledged as collateral.
(b) Value of security is linked to the value of Government of Korea 7.70%, 8/16/03 and the movement of the South Korean Won.
(c) Value of security is linked to the value of Korea Development Bank 7.01%, 6/26/02 and the movement of the South Korean Won.

18 Aberdeen Asia-Pacific Income Fund, Inc.    See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2001

Assets
Investments, at value (cost $2,086,084,078) ................... $ 1,816,473,238
Foreign currency, at value (cost $9,056,207) ..................       9,910,620
Cash ..........................................................         295,618
Interest receivable ...........................................      32,087,918
Unrealized appreciation on interest rate and currency
  swaps .......................................................         910,310
Other assets ..................................................         421,891
Unrealized appreciation on forward currency contracts .........         256,655
                                                                ---------------
    Total assets ..............................................   1,860,356,250
                                                                ---------------

Liabilities
Dividends and distributions payable-common stock ..............      12,005,172
Payable for investments purchased .............................       1,780,465
Withholding taxes payable .....................................       1,502,782
Accrued expenses and other liabilities ........................       1,392,964
Dividends payable-preferred stock .............................         858,317
Investment management fee payable .............................         787,081
Administration fee payable ....................................         154,281
Unrealized depreciation on forward currency contracts .........          33,891
                                                                ---------------
    Total liabilities .........................................      18,514,953
                                                                ---------------

Total Net Assets .............................................. $ 1,841,841,297
                                                                ===============

Total net assets were composed of:
  Common stock:
    Par value ($.01 per share, applicable to 266,781,600
      shares) ................................................. $     2,667,816
    Paid-in capital in excess of par ..........................   1,897,699,485
  Preferred stock ($.01 par value per share and $25,000
    liquidation value per share applicable to 24,000
    shares; Note 4) ...........................................     600,000,000
                                                                ---------------
                                                                  2,500,367,301
  Distributions in excess of net investment income ............     (14,366,271)
  Accumulated net realized loss on investments ................      (1,256,709)
  Net unrealized appreciation on investments ..................      17,359,333
  Accumulated net realized and unrealized foreign
    exchange losses ...........................................    (660,262,357)
                                                                ---------------
  Total net assets ............................................ $ 1,841,841,297
                                                                ===============
  Net assets applicable to common shareholders ................ $ 1,241,841,297
                                                                ===============

Net asset value per common share: ($1,241,841,297 /
  266,781,600 shares of common stock issued and
  outstanding) ................................................ $          4.65
                                                                ===============

See Notes to Financial Statements.    Aberdeen Asia-Pacific Income Fund, Inc. 19

Statement of Operations

Year Ended October 31, 2001

Net Investment Income
Income
  Interest (net of foreign withholding taxes of
  $6,646,088) .............................................   $ 159,437,344
                                                              -------------
Expenses
  Investment management fee ...............................      10,220,699
  Custodian's fees and expenses ...........................       2,350,000
  Administration fee ......................................       2,304,331
  Auction agent's fees and broker commissions .............       1,670,000
  Reports to shareholders .................................         810,000
  Directors' fees and expenses ............................         611,000
  Transfer agent's fees and expenses ......................         600,000
  Legal fees and expenses .................................         450,000
  Insurance expense .......................................         226,000
  Independent accountant's fees and expenses ..............         178,000
  Investor relations fees and expenses ....................         140,000
  Miscellaneous ...........................................          65,018
                                                              -------------
  Total operating expenses ................................      19,625,048
                                                              -------------
Net investment income .....................................     139,812,296
                                                              -------------
Realized and Unrealized Gains (Losses) on Investments
and Foreign Currencies
Net realized gain on:
  Investment transactions .................................       3,740,038
                                                              -------------
Net change in unrealized appreciation (depreciation) on:
  Investments .............................................      66,981,548
  Interest rate and currency swaps ........................       1,436,707
                                                              -------------
                                                                 68,418,255
                                                              -------------
Net gain on investments ...................................      72,158,293
                                                              -------------
Net increase in total net assets from operations
  before net foreign exchange losses ......................     211,970,589
Net realized and unrealized foreign exchange
  losses ..................................................     (73,152,895)
                                                              -------------
Net Increase In Total Net Assets Resulting From
Operations ................................................   $ 138,817,694
                                                              =============

20 Aberdeen Asia-Pacific Income Fund, Inc.    See Notes to Financial Statements.

Statement of Cash Flows

Year Ended October 31, 2001


Increase (Decrease) in Cash (Including Foreign
Currency)
Cash flows used for operating activities
  Interest received (net of foreign withholding taxes) .......... $ 164,438,302
  Expenses paid .................................................   (19,997,135)
  Purchases of short-term portfolio investments, net ............    (4,306,775)
  Purchases of long-term portfolio investments ..................  (770,159,197)
  Proceeds from sales of long-term portfolio investments ........   940,610,773
  Other .........................................................      (155,381)
                                                                  -------------
    Net cash provided from operating activities .................   310,430,587
                                                                  -------------
Cash flows provided from financing activities
  Dividends and distributions paid to preferred shareholders ....   (30,424,686)
  Dividends and distributions paid to common shareholders .......  (144,274,866)
  Cost of Fund shares reacquired in repurchase program ..........    (2,412,750)
                                                                  -------------
    Net cash used for financing activities ......................  (177,112,302)
                                                                  -------------
Effect of changes in exchange rate ..............................  (138,446,373)
                                                                  -------------
Net decrease in cash ............................................    (5,128,088)
  Cash at beginning of year .....................................    15,334,326
                                                                  -------------
  Cash at end of year ........................................... $  10,206,238
                                                                  =============
Reconciliation of Net Increase in Total Net Assets
from Operations to Net Cash (Including Foreign
Currency) Provided From Operating Activities
Net increase in total net assets resulting from operations ...... $ 138,817,694
                                                                  -------------
  Decrease in investments .......................................   143,220,090
  Net realized gain on investment transactions ..................    (3,740,038)
  Increase in unrealized appreciation on forward
  currency contracts ............................................      (565,610)
  Net change in unrealized appreciation on investments ..........   (68,418,255)
  Net realized and unrealized foreign exchange losses ...........    73,152,895
  Decrease in interest receivable ...............................     5,675,489
  Net increase in other assets ..................................      (155,381)
  Increase in payable for investments purchased .................    (1,433,004)
  Decrease in receivable for investments sold ...................    24,923,325
  Decrease in accrued expenses and other liabilities ............    (1,046,618)
                                                                  -------------
    Total adjustments ...........................................   171,612,893
                                                                  -------------
Net cash provided from operating activities ..................... $ 310,430,587
                                                                  =============

See Notes to Financial Statements.    Aberdeen Asia-Pacific Income Fund, Inc. 21

Statement of Changes in Net Assets

                                                          Year Ended October 31,
                                                ----------------------------------------
                                                       2001                  2000
                                                ------------------    ------------------
Increase (Decrease) in Net Assets
Operations
  Net investment income .....................   $      139,812,296    $      161,018,972
  Net realized gains on
    investment transactions .................            3,740,038             3,392,579
  Net change in unrealized
    appreciation (depreciation)
    on investments ..........................           68,418,255           (82,969,078)
                                                ------------------    ------------------
  Net increase in total net
    assets resulting from
    operations before net foreign
    exchange losses .........................          211,970,589            81,442,473
  Net realized and unrealized
    foreign exchange losses .................          (73,152,895)         (262,673,773)
                                                ------------------    ------------------
Net increase/decrease in total
  net assets resulting from
  operations ................................          138,817,694          (181,231,300)
                                                ------------------    ------------------
Dividends from net investment
  income
  Common shares .............................          (58,797,328)         (103,990,974)
  Preferred shares ..........................          (29,663,738)          (35,131,943)
                                                ------------------    ------------------
                                                       (88,461,066)         (139,122,917)
                                                ------------------    ------------------
Tax return of capital
  distribution ..............................          (85,450,731)          (56,431,030)
                                                ------------------    ------------------
Distributions from net realized
  capital gains
  Common shares .............................                   --                    --
  Preferred shares ..........................                   --            (1,231,344)
                                                ------------------    ------------------
                                                                --            (1,231,344)
                                                ------------------    ------------------
Cost of Fund shares reacquired in
  repurchase program (595,700 and
  0 shares, respectively) ...................           (2,412,750)                   --
                                                ------------------    ------------------
Total decrease ..............................          (37,506,853)         (378,016,591)
Total Net Assets
Beginning of period .........................        1,879,348,150         2,257,364,741
                                                ------------------    ------------------
End of period ...............................   $    1,841,841,297    $    1,879,348,150
                                                ==================    ==================

22 Aberdeen Asia-Pacific Income Fund, Inc.    See Notes to Financial Statements.

Notes to Financial Statements

Aberdeen Asia-Pacific Income Fund, Inc. (formerly known as the First Australia Prime Income Fund, Inc.) (the `Fund') was incorporated in Maryland on March 14, 1986 as a closed-end, non-diversified management investment company. The Fund's investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. The Fund will seek to achieve its investment objective through investment in Asian debt securities and Australian debt securities. There can be no assurance that the Fund will achieve its objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation:
The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America, using the United States dollar as both the functional and reporting currency.

Security Valuation:
Investments are stated at value. Investments for which market quotations are readily available are valued based on prices provided by a pricing service or the lower of the quotations from two leading brokers in the relevant debt securities market, in the event that a price cannot be obtained by the pricing service. Securities for which market quotations are not readily available are valued at fair value using methods determined in good faith by or under the direction of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Repurchase Agreements:
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines

                                      Aberdeen Asia-Pacific Income Fund, Inc. 23
or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation:
Australian dollar ("A$"), New Zealand dollar ("NZD") and Asian currency amounts are translated into United States dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the exchange rates at the end of the reporting periods;

(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at October 31, 2001. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting periods.

Net realized and unrealized foreign exchange losses include realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated net realized and unrealized foreign exchange losses shown in the composition of net assets at October 31, 2001 represent foreign exchange losses for book purposes that have not yet been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The exchange rate at October 31, 2001 was US$.50 to A$1.00 for the Australian dollar.

Securities Transactions and Investment Income:
Securities transactions are recorded on the trade date. Realized and unrealized gains

24 Aberdeen Asia-Pacific Income Fund, Inc.

and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts on short-term securities are accreted over the life of the security. Original issue discount is accreted over the life of the security based upon the effective yield. Market discounts on long-term securities are recognized upon disposition. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Actual results could differ from those estimates.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), was issued, and is effective for the fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize market discount and premiums on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund estimates that the initial adjustment required upon adoption of market discount and premium amortization will decrease the recorded cost of its investments (but not their market value) by approximately $53,371,000. Additionally, had this principle been in effect during the year ended October 31, 2001, the Fund estimates that net investment income would have increased by approximately $0.05 per share (1.0% of net assets), and realized and unrealized gain per share would have decreased by the same amount. Because the Fund determines its required distributions under Federal income tax laws, adoption of this principle will not affect the amount or composition of distributions paid to shareholders.

Forward Currency Contracts:
A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on

                                      Aberdeen Asia-Pacific Income Fund, Inc. 25
foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Financial Futures Contracts:
A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or commodities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the `initial margin.' Subsequent payments, known as `variation margin,' are made or received by the Fund when the contract expires or is closed, depending on the daily fluctuations in the value of the underlying security or commodity. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

Interest Rate and Currency Swap:
An interest rate and currency swap is an agreement between two parties which involves exchanging principal and fixed rate interest payments in one currency for principal and fixed rate interest payments in another currency for a specified period of time. Interest rate and currency swaps involve the accrual and exchange of interest payments between the parties.

During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by `marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

26 Aberdeen Asia-Pacific Income Fund, Inc.

The Fund is exposed to credit loss in the event of non-performance by the other party to the currency rate swap. However, the Fund does not anticipate non-performance by any counterparty.

Dividends and Distributions:
It is the Fund's current policy to pay dividends from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued on a weekly basis and are determined as described in Note 4.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount.

Taxes:
For federal income and excise tax purposes, the Fund's transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of Australian dollars into United States dollars or transactions in New Zealand dollars or Asian country currencies are recognized for tax purposes.

No provision has been made for United States income taxes because it is the Fund's policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. The chart below summarizes the withholding tax rates in effect on interest income at the period end.

                                            Withholding
                       Country               Tax Rate
                   -------------------------------------
                   Australia                     10%
                   Japan                         10
                   Korea                         12
                   Malaysia                      30
                   New Zealand                   10

                                      Aberdeen Asia-Pacific Income Fund, Inc. 27

                                             Withholding
                       Country                Tax Rate
                   -------------------------------------
                   Philippines                   15%
                   Singapore                     30
                   Thailand                      10


Cash Flow Information:
The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency.

Reclassification of Capital Accounts:
The Fund accounts and reports for distributions to shareholders in accordance with Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. To reflect reclassifications arising from permanent book/tax differences for the fiscal year ended October 31, 2001, the Fund decreased distributions in excess of net investment income by $35,561,787, decreased accumulated net realized gains on investments by $4,152,007, decreased accumulated net realized and unrealized foreign exchange losses by $54,040,951 and decreased paid-in capital in excess of par by $85,450,731. Net realized gains and net assets were not affected by this change.

Note 2. Agreements

Aberdeen Asset Managers (C.I.) Limited (formerly known as EquitiLink International Management Limited) (the `Investment Manager') serves as investment manager to the Fund and Aberdeen Asset Management Limited (formerly known as EquitiLink Australia Limited) (the `Investment Adviser') serves as investment adviser to the Fund pursuant to a management agreement and an advisory agreement, respectively, each dated December 22, 2000. The Investment Manager and the Investment Adviser are wholly owned subsidiaries of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

28 Aberdeen Asia-Pacific Income Fund, Inc.

The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 0.65% of the Fund's average weekly total net assets of common and preferred shareholders up to $200 million, 0.60% of such assets between $200 million and $500 million, 0.55% of such assets between $500 million and $900 million, 0.50% of such assets between $900 million and $1,750 million and 0.45% of such assets in excess of $1,750 million.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $4,398,088 to the Investment Adviser during the year ended October 31, 2001.

Prudential Investments LLC (formerly known as Prudential Investments Fund Management LLC) (the "Administrator") serves as administrator to the Fund pursuant to an agreement dated December 9, 1988. The administration agreement provides the Administrator with a fee at the annual rate of 0.15% of the Fund's average weekly total net assets of common and preferred shareholders up to $900 million, 0.10% of such assets between $900 million and $1,750 million and 0.07% of such assets in excess of $1,750 million. During the year, the Administrator remitted $240,000 to the Investment Manager for certain compliance related administrative services provided.

Under terms of an Investor Relations Services Agreement, EquitiLink USA, Inc. (doing business under the name Aberdeen Asset Management ("Aberdeen")), a wholly owned subsidiary of the Investment Manager, serves as the Fund's investor relations services provider. This agreement provides Aberdeen with a monthly retainer fee of $10,000 plus out-of-pocket expenses. During the year ended October 31, 2001, the Fund incurred fees of approximately $120,000 for the services of Aberdeen. As of October 31, 2001, $10,000 of this amount was due to Aberdeen. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2001 aggregated $772,757,360 and $919,735,488, respectively.

The Fund entered into two interest rate and foreign currency swaps on February 16, 1999. Under the terms of the first swap, the Fund receives interest at a rate of 11.50% based on a notional amount of KRW5,124,367,250 and pays interest at a rate of 3.70% based on a notional amount of JPY500,000,000. Under the terms of

                                      Aberdeen Asia-Pacific Income Fund, Inc. 29
the second swap, the Fund receives interest at a rate of 13.05% based on a notional amount of THB290,920,192 and pays interest at a rate of 3.35% based on a notional amount of JPY900,000,000. Net receipts or payments of such amounts are exchanged semi-annually. At October 31, 2001 the unrealized appreciation on currency swaps was $1,230,392. The swaps are scheduled to terminate on April 26, 2006.

The Fund entered into an interest rate swap agreement on September 1, 2000. Under the terms of the agreement, the Fund receives a floating rate of interest based on a notional value of SGD 4,000,000 and pays interest at a fixed rate of 4.835% based on a notional value of SGD 4,000,000. Net receipts of payments of such amounts are exchanged semi-annually. At October 31, 2001 the unrealized depreciation on this interest rate swap was $320,082. The swap is scheduled to terminate on September 6, 2010.

Net interest income of $912,607 on interest rate and currency swaps during the period is included in interest income in the Statement of Operations.

At October 31, 2001 the Fund had outstanding forward currency contracts to buy and sell foreign currency as follows:

                                Value at
     Foreign Currency          Settlement        Current
       Sale Contract         Date Receivable      Value       Appreciation
---------------------------  ---------------   -----------   --------------
Australian Dollar
  settlement date 11/1/01      $ 7,582,875     $ 7,548,750      $ 34,125
Thailand Baht
  settlement date 12/17/01       7,100,000       7,083,799        16,201
                               -----------     -----------      --------
                               $14,682,875     $14,632,549      $ 50,326
                               ===========     ===========      ========

                                Value at
     Foreign Currency          Settlement        Current      Appreciation
     Purchase Contract        Date Payable        Value      (Depreciation)
---------------------------  ---------------   -----------   --------------
Indian Rupee
  settlement date 2/4/02       $ 6,600,000     $ 6,734,746      $134,746

Philippine Peso
  settlement date 12/24/01      10,136,000      10,104,130       (31,870)

South Korean Won
  settlement date 1/30/02        3,700,000       3,728,660        28,660

Taiwan Dollar
  settlement date 1/24/02        6,581,000       6,621,381        40,381

Thailand Baht
  settlement date 11/26/01         836,000         833,979        (2,021)
  settlement date 12/17/01       7,100,000       7,100,395           395

30 Aberdeen Asia-Pacific Income Fund, Inc.

                                Value at
     Foreign Currency          Settlement        Current      Appreciation
     Purchase Contract        Date Payable        Value      (Depreciation)
---------------------------  ---------------   -----------   --------------
Yuan Renminbi
  settlement date 1/24/02        6,581,000       6,583,147         2,147
                               -----------     -----------      --------
                               $41,534,000     $41,706,438      $172,438
                               ===========     ===========      ========

The United States federal income tax basis of the Fund's investments at October 31, 2001 was $1,801,280,426 and accordingly, net unrealized appreciation for United States federal income tax purposes was $15,192,812 (gross unrealized appreciation--$47,117,106; gross unrealized depreciation--$31,924,294).

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2000 of approximately $191,000 of which $191,000 was utilized to offset the Fund's net taxable gains realized in the year ended October 31, 2001.

Note 4. Capital

There are 400 million shares of common stock authorized. At October 31, 2001, there were 266,781,600 common shares issued and outstanding.

The Preferred Stock shareholders have rights as determined by the Board of Directors. The 24,000 shares of Auction Market Preferred Stock ("Preferred Stock") outstanding consist of nine series as follows: Series A--3,000 shares, Series B--3,000 shares, Series C--2,000 shares, Series D--4,000 shares, Series E--2,000 shares, Series F--2,000 shares, Series G--3,000 shares, Series H--2,500 shares and Series I--2,500 shares.

Dividends on each series of Preferred Stock are cumulative at a rate established at the initial public offering and are typically reset every 28 days for Series A through D and every seven days for Series E through I based on the results of an auction. Dividend rates ranged from 6.8% to 2.6% during the year ended October 31, 2001. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at liquidation value plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at liquidation value plus any accumulated but unpaid dividends if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.

                                      Aberdeen Asia-Pacific Income Fund, Inc. 31

The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Fund's directors.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12 month period if and when the discount to net asset value is at least 10%. Through October 31, 2001, there had been 595,700 shares repurchased and cancelled under this program.

Note 5. Dividends And Distributions

On November 12, 2001, the Board of Directors declared a monthly distribution of
4.5 cents per share payable on December 14, 2001 to all shareholders of record as of November 30, 2001 (ex-dividend date of November 28, 2001).

On December 11, 2001, the Board of Directors declared a monthly distribution of
4.5 cents per share payable on January 11, 2002 to all shareholders of record as of December 31, 2001 (ex-dividend date of December 27, 2001). The Fund also announced that the Board intends to reduce the monthly distribution from 4.5 cents per share to 3.5 cents per share, beginning with the distribution payable on February 8, 2002 to all shareholders of record as of January 31, 2002 (ex-dividend date January 29, 2002).

Subsequent to October 31, 2001, dividends and distributions declared and paid on Preferred Stock totaled approximately $2,173,635 for the nine outstanding preferred share series in the aggregate through December 21, 2001.

32 Aberdeen Asia-Pacific Income Fund, Inc.

Financial Highlights

                                                                         Year Ended
                                                                      October 31, 2001
                                                                      ----------------
PER SHARE OPERATING PERFORMANCE*:
Net asset value per common share, beginning of period ..............      $     4.78
                                                                          ----------
Net investment income ..............................................             .53
Net realized and unrealized gain (loss) on investments and
  foreign currencies ...............................................            (.01)
                                                                          ----------
 Total from investment operations ..................................             .52
                                                                          ----------
Dividends from net investment income to preferred
  shareholders .....................................................            (.11)
Dividends from net investment income to common
  shareholders .....................................................            (.22)
Tax return of capital distribution .................................            (.32)
Distributions from net capital and currency gains to
  preferred shareholders ...........................................              --
Distributions from net capital and currency gains to common
shareholders .......................................................              --
                                                                          ----------
 Total dividends and distributions .................................            (.65)
                                                                          ----------
Capital reduction with respect to issuance of shares ...............              --
Increase resulting from Fund share repurchase ......................              --##
                                                                          ----------
Net asset value per common share, end of period ....................      $     4.65
                                                                          ==========
Market price per common share, end of period .......................      $     4.02
                                                                          ==========
TOTAL INVESTMENT RETURN BASED ON+:
Market value .......................................................           18.74%
Net asset value ....................................................           10.91%
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS/SUPPLEMENTAL DATA#:
Expenses++ .........................................................            1.51%
Net investment income available to common shareholders .............            8.48%
Portfolio turnover rate ............................................              47%
Net assets of common shareholders, end of period (000 omitted) .....      $1,241,841
Average net assets of common shareholders (000 omitted) ............      $1,299,044
Senior securities (preferred stock) outstanding (000 omitted) ......      $  600,000
Asset coverage of preferred stock at period-end ....................             308%

------------------------------

*    Calculated based upon average shares outstanding during the period.

+ Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

++   Includes expenses of both preferred and common stock.

# Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. Expense ratios relative to the average net assets of common and preferred shareholders are 1.03%, .98%, .95%, .95% and .94%, respectively. Ratios to average net assets of net investment income before preferred stock dividends are 10.76%,10.52%, 9.79%, 10.72% and 9.17%, respectively. Ratios to average net assets of preferred stock dividends are 2.28%, 2.30%, 1.45%, 2.21% and 1.78%, respectively.

##   Less than $0.005 per share.

34 Aberdeen Asia-Pacific Income Fund, Inc.    See Notes to Financial Statements.

                   Year Ended October 31,
-----------------------------------------------------------
   2000            1999            1998            1997
-----------     -----------     -----------     -----------

$      6.20     $      7.33     $      8.85     $      9.93
-----------     -----------     -----------     -----------
        .60             .67             .82             .87
      (1.28)           (.35)          (1.45)           (.96)
-----------     -----------     -----------     -----------
       (.68)            .32            (.63)           (.09)
-----------     -----------     -----------     -----------
       (.13)           (.10)           (.17)           (.17)
       (.39)           (.63)           (.51)           (.82)
       (.21)             --              --              --
       (.01)           (.02)             --              --
         --            (.09)           (.21)             --
-----------     -----------     -----------     -----------
       (.74)           (.84)           (.89)           (.99)
-----------     -----------     -----------     -----------
         --            (.61)             --              --
         --              --              --              --
-----------     -----------     -----------     -----------
$      4.78     $      6.20     $      7.33     $      8.85
===========     ===========     ===========     ===========
$      3.86     $      6.00     $     5.625     $     8.125
===========     ===========     ===========     ===========

     (26.73)%         20.96%         (23.19)%         (0.42)%
     (12.19)%         (5.15)%         (8.10)%         (2.37)%


       1.36%           1.26%           1.47%           1.25%
       8.22%           8.34%           8.51%           7.39%
         64%             89%             61%             85%
$ 1,279,346     $ 1,657,365     $ 1,428,142     $ 1,723,025
$ 1,530,638     $ 1,775,894     $ 1,485,690     $ 1,848,378
$   600,000     $   600,000     $   600,000     $   600,000
        316%            376%            338%            387%

NOTE: Contained above is operating performance for a share of common stock outstanding, total investment return, ratios to average net assets of common shareholders and other supplemental data for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's common shares.

See Notes to Financial Statements.    Aberdeen Asia-Pacific Income Fund, Inc. 35

Report of Independent Accountants

To the Shareholders and Board of Directors of Aberdeen Asia-Pacific Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Asia-Pacific Income Fund, Inc. (the `Fund,' formerly known as The First Australia Prime Income Fund, Inc.) at October 31, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as `financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 21, 2001

36 Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited)

April 30, 2002

Principal
Amount
Local
Currency**                                Value
(000)            Description              (US$)
---------------------------------------------------
LONG-TERM INVESTMENTS--124.1%
AUSTRALIA--75.0%
Government and Semi-Government--52.1%
Commonwealth of Australia--30.6%
A$
             Australia Postal Corporation
    22,000     6.00%, 3/25/09       $    11,540,031
             Commonwealth Bank of Australia
     5,000     6.00%, 8/1/03              2,709,758
     2,800    7.625%, 8/5/03              1,541,488
    12,000     5.25%, 12/1/04             6,384,865
     8,000     6.00%, 9/1/05              4,323,328
    10,000     6.75%, 12/1/07             5,552,489
     4,000     6.25%, 2/10/09             2,142,431
    10,000     6.25%, 9/1/09              5,371,917
             Commonwealth of Australia
    45,000     9.50%, 8/15/03            25,491,069
    40,000     9.00%, 9/15/04            23,169,612
    45,450     7.50%, 7/15/05            25,775,142
    10,000    10.00%, 2/15/06            6,163,351
    50,000     6.75%, 11/15/06           27,974,401
    71,000    10.00%, 10/15/07           45,492,309
    77,000     8.75%, 8/15/08            47,389,710
   108,000     7.50%, 9/15/09            62,980,347
    95,000     5.75%, 6/15/11            49,717,233
    60,000     6.50%, 5/15/13            32,953,597
                                    ---------------
                                        386,673,078
                                    ---------------
New South Wales--4.4%
             New South Wales Treasury Corporation
    20,000    12.60%, 5/1/06             13,277,145
    20,000     8.00%, 3/1/08             11,766,763
    55,000     7.00%, 12/1/10            30,774,794
                                    ---------------
                                         55,818,702
                                    ---------------
Queensland--4.3%
             Queensland Treasury Corporation
    20,000     6.50%, 6/14/05            10,977,456
    15,200     6.00%, 7/14/09             8,062,113
    40,000     6.00%, 6/14/11            20,939,457
    10,000     6.00%, 10/14/15            5,106,858
    17,000     6.00%, 6/14/21             8,560,623
                                    ---------------
                                         53,646,507
                                    ---------------
South Australia--2.5%
             South Australian Financing Authority
    55,000     7.50%, 10/15/07          31,449,589
                                    ---------------
Tasmania--0.5%
A$
             Tasmanian Public Finance Corporation
    10,000     9.00%, 11/15/04      $     5,780,714
                                    ---------------
Victoria--5.9%
             Treasury Corporation of Victoria
    36,000     12.50%, 10/15/03          21,266,752
    10,000      6.00%, 11/15/06           5,385,690
    20,500     10.25%, 11/15/06          12,878,096
    25,000      7.50%, 8/15/08           14,357,016
    40,000      5.50%, 9/15/10           20,320,905
                                    ---------------
                                         74,208,459
                                    ---------------
Western Australia--3.9%
             Western Australia Treasury Corporation
    26,000     8.00%, 10/15/07           15,219,578
    50,000     7.50%, 10/15/09           28,787,323
    10,000     7.00%, 4/15/11             5,588,974
                                    ---------------
                                         49,595,875
                                    ---------------
             Total Australian government
             and semi-government
             (cost $740,529,683)        657,172,924
                                    ---------------
Eurobonds--19.3%
Banking and Finance--10.0%
             ANZ Banking Corporation
    10,000     6.75%,3/22/12              5,266,973
             Bank Austria AG
    11,278   10.875%, 11/17/04            6,755,183
             BHP Finance Limited
     5,000     6.25%, 8/15/08             2,621,378
             Commonwealth Bank of Australia
    10,000     9.00%, 8/15/05             5,854,676
             Dexia Municipal Agency
    15,000     6.00%, 10/15/07            7,982,812
             Federal National Mortgage Association Global
    52,065    6.375%, 8/15/07            28,263,120
             GE Capital Australia Limited
    45,000     6.25%, 8/15/03            24,374,705
    10,000     6.25%, 4/15/05             5,393,448
    10,000     6.75%, 9/15/07             5,437,182
             Jem Bonds Limited
    10,000     9.00%, 7/15/06             5,938,681
             KFW International Finance
     5,513    9.125%, 7/26/05             3,234,802
             Northern Territory Authority
     8,000     6.50%, 7/15/05             4,240,468

See Notes to Financial Statements.    Aberdeen Asia-Pacific Income Fund, Inc. 15

April 30, 2002

Principal
Amount
Local
Currency**                                  Value
(000)         Description                   (US$)
-------------------------------------------------------
A$

    5,000        10.03%, 8/9/05        $      3,008,473
   10,000         5.75%, 9/14/07              5,283,564
              Principal Finance Global Fund
   16,650         7.00%, 7/15/05              9,135,804
              Progress Trust
    2,000         6.00%, 10/15/30             1,078,609
              Puma
    5,000         7.47%, 2/21/33              2,732,471
                                       ----------------
                                            126,602,349
                                       ----------------
Semi-Government and Local
Government--6.3%
              New South Wales Treasury Corporation
    7,000        10.50%, 12/7/04              4,173,461
   34,000        12.60%, 5/1/06              22,603,295
    7,000         9.25%, 6/20/06              4,111,617
   40,000         8.00%, 3/1/08              23,455,950
              Queensland Treasury Corporation
   20,000        12.00%, 6/15/05             12,666,444
   20,000         8.00%, 9/14/07             11,711,555
                                       ----------------
                                             78,722,322
                                       ----------------
Supranational Global--3.0%
              EFIC
    2,000        11.00%, 12/29/04             1,207,581
              Eurofima
    8,170        9.875%, 1/17/07              5,062,766
   30,000         6.50%, 8/22/11             16,190,692
              European Investment Bank
   19,000         6.00%, 7/15/05             10,269,790
              Kingdom of Sweden
    8,287        7.875%, 4/23/07              4,776,290
              Quebec Province
    1,500         5.75%, 2/15/06                795,378
                                       ----------------
                                             38,302,497
                                       ----------------
              Total Australian
              eurobonds
              (cost $277,509,590)           243,627,168
                                       ----------------

Corporate Bonds--3.6%
Banking and Finance--0.6%
              DSL Bank
   15,000         6.25%, 11/15/06             8,103,435
                                       ----------------
Floating Rate Notes*--0.0%
              Crusade Trust
      911       4.6133%, 7/10/29                488,514
                                       ----------------
Services--3.0%
A$

              GPT Management Limited
   10,000         6.50%, 10/15/07      $      5,324,237
              ING Office Finance
    4,500         6.25%, 8/19/08              2,395,259
              Melbourne Airport
    2,000         6.75%, 6/15/08              1,083,463
              Telstra Corporation
    2,000         7.80%, 7/17/03              1,104,242
    7,000         8.00%, 9/15/04              3,934,363
   30,000        12.00%, 5/15/06             19,390,126
    2,000         8.75%, 1/15/20              1,265,807
              Westpac Banking Corporation
    5,000         7.00%, 8/2/10               2,696,389
                                       ----------------
                                             37,193,886
                                       ----------------
              Total Australian
              corporate bonds
              (cost $53,578,406)             45,785,835
                                       ----------------
              Total Australian
              long-term investments
              (cost $1,071,617,679)         946,585,927
                                       ----------------
EUROPEAN COMMUNITY--0.3%
Corporate Bonds--0.3%
EUR

              Oversea - Chinese Banking
              Corporation
    4,000         7.25%, 9/6/11
              (cost $3,548,626)               3,766,472
                                       ----------------
HONG KONG--0.2%
Corporate Bonds--0.2%
HKD

              GH Water Supply Holdings Limited
   16,794         8.00%, 12/22/10
              (cost $1,832,847)               1,959,498
                                       ----------------
JAPAN--0.9%
Government Bonds--0.9%
JPY

              Inchon Metropolitan City
  500,000         3.70%, 4/26/06              4,147,194
              PTT Exploration & Production
  900,000         3.35%, 9/19/07              7,447,427
                                       ----------------
              Total Japan long-term
              investments
              (cost $11,925,954)             11,594,621
                                       ----------------

16 Aberdeen Asia-Pacific Income Fund, Inc. See Notes to Financial Statements.

April 30, 2002

Principal
Amount
Local
Currency**                                Value
(000)          Description                (US$)
---------------------------------------------------
KOREA--5.5%
Government Bonds--5.5%
 KRW

             Korea Deposit Insurance Fund Bond
10,000,000     9.99%, 10/23/03     $      8,170,472
19,000,000     8.72%,  3/12/04           15,520,961
 2,000,000    15.00%,   7/3/04            1,835,169
             Korea Treasury Bonds
10,000,000     5.88%, 7/6/03              7,759,360
10,000,000     7.70%, 8/16/03             7,930,914
19,170,000     7.15%, 4/11/06            15,096,903
16,674,000     6.91%, 7/18/11            12,646,753
                                   ----------------
             Total Korea long-term
             investments
             (cost $70,585,301)          68,960,532
                                   ----------------
MALAYSIA--1.2%
Government Bonds--0.7%
MYR

             Malaysia Government Bonds
    17,300     5.00%, 4/15/05             4,784,991
    11,390     6.844%, 10/1/09            3,450,983
                                   ----------------
             Total Malaysia
             government bonds
             (cost $7,649,399)            8,235,974
                                   ----------------
Corporate Bonds--0.5%
             British American Tobacco Corporation
     9,000     7.10%, 11/2/04             2,546,973
             YTL Corporation Berhad
    13,000     8.50%, 6/29/04             3,729,249
                                   ----------------
             Total Malaysia
             corporate bonds
             (cost $6,169,119)            6,276,222
                                   ----------------
             Total Malaysia
             long-term investments
             (cost $13,818,518)          14,512,196
                                   ----------------
PHILIPPINES--0.7%
Government Bonds--0.7%
PHP
             Philippine Government Bond
   372,800     18.00%, 11/26/08
               (cost $9,090,832)          9,314,651
                                   ----------------
SINGAPORE--1.2%
Government Bonds--1.2%
SGD
             Singapore Government Bonds
     6,000     4.00%, 2/1/05              3,489,307
    20,872     4.625%, 7/1/10            12,194,583
                                   ----------------
             Total Singapore
             long-term investments
             (cost $15,217,268)    $     15,683,890
                                   ----------------
THAILAND--2.0%
Government Bonds--2.0%
THB
              Eastern Water Resources
   115,000     9.00%, 7/22/04             2,953,984
              Export-Import Bank of Thailand
    80,000     7.25%, 5/6/04              2,002,190
              Thailand Government Bonds
    34,400     8.25%, 10/14/03              862,215
   185,000     6.25%, 6/15/04             4,597,060
   363,100     8.50%, 10/14/05            9,877,774
    44,000     8.00%, 12/8/06             1,205,932
    68,000     5.60%, 7/7/07              1,696,641
    85,000     8.50%, 12/8/08             2,419,308
                                   ----------------
              Total Thailand
              long-term investments
              (cost $25,882,506)         25,615,104
                                   ----------------
UNITED STATES--37.1%
Yankee Bonds--37.1%
USD
             AES China Generating Co. Limited
     5,200     10.125%, 12/15/06          4,888,000
             Bangkok Bank Public Company
    12,500     8.75%, 3/15/07            13,468,750
     5,250     9.025%, 3/15/29            5,070,000
             Bangkok Sentral Ng
     4,000     8.60%, 6/15/27             3,397,575
             Cable & Wireless Optus Finance
     5,800     8.00%, 6/22/10             6,453,722
             China Development Bank
     4,000     8.25%, 5/15/09             4,505,240
             China Telecom Limited
     4,000     7.875%, 11/2/04            4,309,773
             Cho Hung Bank
     7,500     6.95%,   1/7/05            8,137,500
     7,000     11.875%, 4/1/10            8,116,875
             CKWB (Cayman Islands) Limited
    14,200     7.625%, 7/5/11            14,400,554
             CLP Power HK Finance
     2,500     6.25%, 5/8/12              2,504,161
             CNOOC Finance Limited
     4,875     6.375%, 3/8/12             4,906,200
             Dao Heng Bank Limited
     4,500     7.75%, 1/24/07             4,793,856

See Notes to Financial Statements.    Aberdeen Asia-Pacific Income Fund, Inc. 17

April 30, 2002

Principal
Amount
Local
Currency**                                  Value
(000)         Description                   (US$)
-------------------------------------------------------
 USD
              DBS Capital Funding Corporation
    7,000        7.657%, 3/15/11       $      7,247,800
              DBS Group Holdings
    5,000        7.125%, 5/15/11              5,065,000
              Embarc Ireland Limited(a)
    5,500         7.70%, 8/18/03              4,385,150
              Export-Import Bank Korea
    2,000         6.50%, 11/15/06             2,048,600
    6,000         7.10%, 3/15/07              6,337,680
              Flextronics International Limited
    2,500        9.875%, 7/1/10               2,700,000
              GH Water Supply Holdings Limited
    1,900         7.00%, 6/22/08              1,847,372
              Globe Telecom Incorporated
    9,000        13.00%, 8/1/09              10,597,500
    3,250         9.75%, 4/15/12              3,367,975
              Hanvit Bank
    4,000        11.75%, 3/1/10               4,609,904
    3,500        12.75%, 3/1/10               4,126,252
              Hutchison Whampoa International Limited
    6,000         7.00%, 2/16/11              6,161,217
              Hysan Limited
    6,500         7.00%, 2/1/12               6,512,188
              Hyundai Motor Co. Limited
    2,000         7.33%, 12/12/05             2,079,338
              Industrial Finance Corporation
    1,000        7.375%, 1/14/07              1,021,761
              Jardine Strategic Finance Limited
    3,500        6.375%, 11/8/11              3,403,468
              Kia Motors Corporation
    4,000        9.375%, 7/11/06              4,275,336
              Kingdom of Thailand
    2,700         7.07%, 9/30/13              2,533,256
              Korea Development Bank
    8,000        7.125%, 4/22/04              8,452,265
    3,000         5.25%, 11/16/06             2,992,500
              Korea Electric Power Corporation
    9,000         7.75%, 4/1/13               9,588,240
   12,500         7.00%, 2/1/27              12,838,625
              Kowloon Canton Ry Corporation
   18,000         8.00%, 3/15/10             20,111,040
              Kumgang Korea Chemical Co. Limited
    2,000        7.625%, 6/20/08              2,062,358
              LG Caltex Oil Corporation
    5,000         7.50%, 7/15/07              4,973,816
    3,000         7.75%, 7/25/11              3,024,900
              Malaysia
    5,000         8.75%, 6/1/09               5,729,500
   22,000         7.50%, 7/15/11             23,324,620
              MEI Euro Finance Limited
    4,000        10.00%, 3/19/07       $      3,946,000
              National Power Corporation
    7,000         8.40%, 12/15/16             5,976,901
              Oversea - Chinese Banking Corporation
   13,000         7.75%, 9/6/11              13,275,320
              PCCW-HKTC Capital Limited
    8,000         7.75%, 11/15/11             7,924,096
              People's Republic of China
    1,000         6.80%, 5/23/11              1,056,871
   10,000         9.00%, 1/15/96             10,318,690
              Petroliam Nasional Berhad
    5,000        8.875%, 8/1/04               5,489,263
   15,000         7.75%, 8/15/15             15,920,250
              Philippine Long Distance Telcom
    2,000       10.625%, 5/15/07              2,038,400
    1,000       11.375%, 5/12/12              1,017,500
    1,000         8.35%, 3/6/17                 775,608
              Pohang Iron & Steel Corporation
    4,000        7.125%, 11/1/06              4,238,732
              PTT Exploration & Production
    6,500        7.625%, 10/1/06              6,927,750
              Quezon Power (Philippines) Limited
    4,137         8.86%, 6/15/17              3,109,473
              Reliance Industries Limited
    7,250        10.25%, 1/15/97              6,389,657
              Republic of Philippines
    6,000        8.375%, 3/12/09              6,075,000
    2,500        9.875%, 3/16/10              2,709,375
   14,100        9.375%, 1/18/17             14,720,400
    2,000        6.50%*, 12/1/17              1,830,000
   19,350        9.875%, 1/15/19             20,195,053
    3,500         9.50%, 10/21/24             3,787,452
    9,936       10.625%, 3/16/25             10,780,560
              Republic of South Korea
   14,500        8.875%, 4/15/08             16,878,000
              Singapore Telecom
    2,600        6.375%, 12/1/11              2,582,277
              SK Corporation
    3,900         7.50%, 5/31/06              4,117,829
              Telekom Malaysia
    3,000        7.875%, 8/1/25               2,960,700
              Telekomunikasi Selular Finance Limited
    4,000         9.75%, 4/30/07              4,010,000
              Tenaga Nasional Berhad
    7,750        7.625%, 4/1/11               7,533,000
    5,000         7.50%, 11/1/25              4,590,000
   14,000         7.50%, 1/15/96             11,949,000

18 Aberdeen Asia-Pacific Income Fund, Inc. See Notes to Financial Statements.

April 30, 2002


Principal
Amount
Local
Currency**                                  Value
(000)         Description                   (US$)
-------------------------------------------------------
 USD

              Thai Farmers Bank PLC
     2,400        8.25%,   8/21/16     $      2,314,080
              Total Access Communication Public
     7,000       8.375%,   11/4/06            6,872,600
                                       ----------------
              Total United States
              long-term investments
              (cost $426,690,137)           468,679,704
                                       ----------------
              Total long-term
              investments
              (cost $1,650,209,668)       1,566,672,595
                                       ----------------

SHORT-TERM INVESTMENTS--19.8%
AUSTRALIA--10.6%
Government and Semi-Government--0.9%
South Australia--0.9%
A$

              South Australian Financing Authority
    20,000       10.00%,   1/15/03
              (cost $17,401,576)             11,111,690
                                       ----------------

Eurobonds--4.9%
Banking and Finance--3.4%
              Banque National de Paris
    14,000        9.00%,   8/13/02            7,599,542
              Federal National Mortgage Association
              Global
    35,000        6.50%,   7/10/02           18,855,495
              GE Capital Australia Limited
    15,000        7.00%,  10/15/02            8,127,558
              National Australia Bank Limited
    10,000        6.25%,  10/15/02            5,402,599
              State Bank of New South Wales
     6,400        9.00%,   9/17/02            3,487,262
                                       ----------------
                                             43,472,456
                                       ----------------

Supranational Global--1.5%
              European Bank of Reconstruction &
              Development
    34,000        9.00%,  10/15/02           18,590,480
                                       ----------------
              Total Australian
              eurobonds
              (cost $76,543,408)             62,062,936
                                       ----------------

Corporate Bonds--0.4%
Asset Backed--0.0%
              FANMAC 25
       216       10.33%,   6/15/02              116,541
                                       ----------------

Services--0.4%
A$

              Telstra Corporation
     8,000       11.50%,  10/15/02     $      4,419,930
                                       ----------------
              Total Australian
              corporate bonds
              (cost $6,249,058)               4,536,471
                                       ----------------

Demand Deposits--4.4%
              Banque National de Paris Demand
              Deposit
   103,138        4.00%,    5/1/02
              (cost $54,353,228)             55,378,350
                                       ----------------
              Total Australian
              short-term investments
              (cost $154,547,270)           133,089,447
                                       ----------------

KOREA--0.9%
Government Bonds--0.9%
KRW
              Korea Monetary Stabilization Bond
 4,409,000        7.75%,   7/19/02            3,431,664
              Korea Treasury Bonds
10,000,000        7.10%,  11/10/02            7,818,863
                                       ----------------
              Total Korea short-term
              investments
              (cost $11,587,575)             11,250,527
                                       ----------------

MALAYSIA--0.0%
Government Bonds--0.0%
MYR
              Malaysia Government Bonds
     2,000       4.427%,   3/31/03
              (cost $524,537)                   533,494
                                       ----------------

NEW ZEALAND--0.3%
Demand Deposits--0.3%
NZD
              New Zealand Call Deposit
     7,441        4.00%,    5/1/02
              (cost $3,345,220)               3,329,904
                                       ----------------

SINGAPORE--0.1%
Government Bonds--0.1%
SGD
              Singapore Government Bonds
     1,200        3.00%,   11/1/02
              (cost $692,132)                   669,612
                                       ----------------

See Notes to Financial Statements.    Aberdeen Asia-Pacific Income Fund, Inc. 19

April 30, 2002

Principal
Amount
Local
Currency**                                Value
(000)          Description                (US$)
---------------------------------------------------
Corporate Bonds--0.0%
SGD
             General Motors Acceptance
             Corporation
     1,000     3.95%, 4/25/03
             (cost $580,136)           $    559,393
                                       ------------
             Total Singapore
             short-term investments
             (cost $1,272,268)            1,229,005
                                       ------------
THAILAND--0.2%
Corporate Bonds--0.2%
THB
             Advance Information Services PLC
    96,000     6.25%, 3/31/03
             (cost $2,533,260)            2,284,909
                                       ------------
UNITED STATES--7.7%
Yankee Bonds--1.2%
USD
             Embarc Ireland
     6,900     7.01%, 6/28/02(b)          5,454,472
             Industrial Bank of Korea
     4,000     8.375%, 9/30/02            4,082,373
             Republic of South Korea
     5,500     8.75%, 4/15/03             5,809,375
                                       ------------
             Total United States
             yankee bonds
             (cost $15,726,622)          15,346,220
                                       ------------

Repurchase Agreement--6.5%
USD
    82,116   State Street Bank &
             Trust Company 1.77%
             due 5/1/02 in the
             amount of $82,119,982
             (cost $82,116,000;
             collateralized by United
             States Treasury Bond
             5.625% due 5/15/08;
             value including accrued
             interest - $83,766,800)   $ 82,116,000
                                       ------------
             Total United States
             short-term investments
             (cost $97,842,622)          97,462,220
                                       ------------
             Total short-term
             investments
             (cost $271,652,752)        249,179,506
                                       ------------

-------------------------------------------------------------------------------
Total Investments--143.9% (cost $1,921,862,420)                   1,815,852,101
Other assets in excess of liabilities--3.6%                          46,457,159
Liquidation value of preferred stock--(47.5%)                      (600,000,000)
-------------------------------------------------------------------------------
Net Assets Applicable to Common Shareholders--100%              $ 1,262,309,260
-------------------------------------------------------------------------------
Net asset value per common share ($1,262,309,260 / 264,698,700 shares of
common stock issued and outstanding)                            $          4.77
-------------------------------------------------------------------------------

------------------------------------

* The interest rate reflected for floating rate notes is the rate in effect at April 30, 2002.
** Portfolio securities are listed in currency in which they are traded.
A$--Australian dollar
EUR--Euro
HKD--Hong Kong Dollar
JPY--Japanese Yen
KRW--South Korean Won
MYR--Malaysian Ringgit
NZD--New Zealand dollar
PHP--Philippine peso
SGD--Singapore dollar
THB--Thailand Baht
USD--United States dollar
(a) Value of security is linked to the value of Government of Korea 7.70%, 8/16/03 and the movement of the South Korean won.
(b) Value of security is linked to the value of Korea Development Bank 7.01%, 6/2/02 and the movement of the South Korean

See Notes to Financial Statements.

Statement of Assets and Liabilities (unaudited)

April 30, 2002

Assets
Investments, at value (cost $1,921,862,420) ................................... $ 1,815,852,101
Foreign currency, at value (cost $25,272,180) .................................      26,408,726
Cash ..........................................................................       9,144,984
Interest receivable ...........................................................      30,476,112
Unrealized appreciation on interest rate and currency swaps ...................       2,810,247
Unrealized appreciation on forward currency contracts .........................         546,760
Other assets ..................................................................         255,374
                                                                                ---------------
    Total assets ..............................................................   1,885,494,304
                                                                                ---------------
Liabilities
Payable for investments purchased .............................................       9,634,369
Dividends payable-common stock ................................................       9,264,454
Withholding taxes payable .....................................................       1,439,070
Accrued expenses and other liabilities ........................................       1,190,369
Investment management fee payable .............................................         790,029
Dividends payable-preferred stock .............................................         712,013
Administration fee payable ....................................................         154,740
                                                                                ---------------
    Total liabilities .........................................................      23,185,044
                                                                                ---------------
Preferred stock ($.01 par value per share and $25,000 liquidation
  value per share applicable to 24,000 shares; Note 5) ........................     600,000,000
                                                                                ---------------
Net Assets Applicable to Common Shareholders .................................. $ 1,262,309,260
                                                                                ===============
Total net assets were composed of:
  Common stock:
    Par value ($.01 per share, applicable to 264,698,700 shares) .............. $     2,646,987
    Paid-in capital in excess of par ..........................................   1,889,417,415
                                                                                ---------------
                                                                                  1,892,064,402
  Distributions in excess of net investment income ............................     (80,598,479)
  Accumulated net realized loss on investments ................................        (887,366)
  Net unrealized appreciation on investments ..................................      14,886,857
  Accumulated net realized and unrealized foreign exchange losses .............    (563,156,154)
                                                                                ---------------
Net Assets Applicable to Common Shareholders .................................. $ 1,262,309,260
                                                                                ===============

Net asset value per common share: ($1,262,309,260 / 264,698,700
  shares of common stock issued and outstanding) .............................. $          4.77
                                                                                ===============

See Notes to Financial Statements.    Aberdeen Asia-Pacific Income Fund, Inc. 21

Statement of Operations (unaudited)

Six Months Ended April 30, 2002

Net Investment Income
Income
  Interest (net of foreign withholding taxes of $2,909,147) ...... $ 63,828,932
                                                                   ------------
Expenses
  Investment management fee ......................................    4,935,300
  Administration fee .............................................    1,122,976
  Custodian's fees and expenses ..................................    1,050,000
  Auction agent's fees and broker commissions ....................      800,000
  Reports to shareholders ........................................      375,000
  Directors' fees and expenses ...................................      308,000
  Transfer agent's fees and expenses .............................      225,000
  Legal fees and expenses ........................................      225,000
  Insurance expense ..............................................      147,000
  Independent accountant's fees and expenses .....................       90,000
  Investor relations fees and expenses ...........................       88,000
  Miscellaneous ..................................................       45,493
                                                                   ------------
  Total operating expenses .......................................    9,411,769
                                                                   ------------
Net investment income ............................................   54,417,163
                                                                   ------------
Realized and Unrealized Gains (Losses) on Investments
and Foreign Currencies
Net realized gain on:
  Investment transactions ........................................      369,343
                                                                   ------------
Net change in unrealized appreciation (depreciation) on:
  Investments ....................................................  (57,675,488)
  Interest rate and currency swaps ...............................    1,832,109
                                                                   ------------
                                                                    (55,843,379)
                                                                   ------------
Net loss on investments ..........................................  (55,474,036)
                                                                   ------------
Net decrease in total net assets from operations before net
  foreign exchange gains .........................................   (1,056,873)
Net realized and unrealized foreign exchange gains ...............   97,106,203
Dividends on Preferred Stock .....................................   (6,207,876)
                                                                   ------------
Net Increase In Net Assets Applicable to Common
Shareholders Resulting From Operations ........................... $ 89,841,454
                                                                   ============

22 Aberdeen Asia-Pacific Income Fund, Inc.    See Notes to Financial Statements.

Statement of Cash Flows (unaudited)

Six Months Ended April 30, 2002

Increase (Decrease) in Cash (Including Foreign
Currency)
Cash flows used for operating activities
  Interest received (excluding premium amortization
    of $4,401,239) ...............................................     $   69,778,265
  Expenses paid ..................................................         (9,610,957)
  Proceeds from sales of short-term portfolio investments, net ...        109,923,115
  Purchases of long-term portfolio investments ...................       (282,629,667)
  Proceeds from sales of long-term portfolio investments .........        280,478,100
  Dividends and distributions paid to preferred shareholders .....         (6,354,180)
  Other ..........................................................            166,517
                                                                       --------------
    Net cash provided from operating activities ..................        161,751,193
                                                                       --------------
Cash flows used for financing activities
  Dividends and distributions paid to common shareholders ........        (63,811,310)
  Cost of Fund shares reacquired in repurchase program ...........         (8,302,899)
                                                                       --------------
    Net cash used for financing activities .......................        (72,114,209)
                                                                       --------------
Effect of changes in exchange rate ...............................        (64,289,512)
                                                                       --------------
Net increase in cash .............................................         25,347,472
  Cash at beginning of period ....................................         10,206,238
                                                                       --------------
  Cash at end of period ..........................................     $   35,553,710
                                                                       ==============
Reconciliation of Net Increase in Total Net Assets
from Operations to Net Cash (Including Foreign
Currency) Provided From Operating Activities
Net increase in total net assets resulting from operations .......     $   89,841,454
                                                                       --------------
  Decrease in investments ........................................        110,850,755
  Net realized gain on investment transactions ...................           (369,343)
  Increase in unrealized appreciation on forward
  currency contracts .............................................           (323,996)
  Net change in unrealized appreciation on investments ...........         55,843,379
  Net realized and unrealized foreign exchange gains .............        (97,106,203)
  Decrease in interest receivable ................................          1,611,806
  Net decrease in other assets ...................................            166,517
  Increase in payable for investments purchased ..................          7,853,904
  Decrease in accrued expenses and other liabilities .............           (262,900)
  Dividends and distributions paid to preferred shareholders .....         (6,354,180)
                                                                       --------------
    Total adjustments ............................................         71,909,739
                                                                       --------------
Net cash provided from operating activities ......................     $  161,751,193
                                                                       ==============

See Notes to Financial Statements.    Aberdeen Asia-Pacific Income Fund, Inc. 23

Statement of Changes in Net Assets (unaudited)

                                           Six Months                Year
                                              Ended                 Ended
                                          April 30, 2002      October 31, 2001
                                       ------------------    ------------------
Increase (Decrease) in Net Assets
Operations
  Net investment income ................   $   54,417,163        $  139,812,296
  Net realized gains on
    investment transactions ............          369,343             3,740,038
  Net change in unrealized
    appreciation (depreciation)
    on investments .....................      (55,843,379)           68,418,255
                                           --------------        --------------
  Net increase/decrease in total
    net assets resulting from
    operations before net foreign
    exchange gains (losses) ............       (1,056,873)          211,970,589
  Net realized and unrealized
    foreign exchange gains (losses) ....       97,106,203           (73,152,895)
  Dividends on Preferred Stock .........       (6,207,876)          (29,663,738)
                                           --------------        --------------
Net increase in total net assets
  resulting from operations ............       89,841,454           109,153,956
                                           --------------        --------------
Dividends from net investment income
  Common shares ........................      (61,070,592)          (58,797,328)
                                           --------------        --------------
Tax return of capital
  distribution .........................               --           (85,450,731)
                                           --------------        --------------
Cost of Fund shares reacquired in
  repurchase program (2,082,900
  and 595,700 shares,
  respectively) ........................       (8,302,899)           (2,412,750)
                                           --------------        --------------
Total increase (decrease) in net
  assets applicable to common
  shareholders .........................       20,467,963           (37,506,853)
Total Net Assets Applicable to
  Common Shareholders
Beginning of period(a) .................    1,241,841,297         1,279,348,150
                                           --------------        --------------
End of period ..........................   $1,262,309,260        $1,241,841,297
                                           ==============        ==============

(a) Amounts have been restated to conform to new requirements under generally accepted accounting principles.

24 Aberdeen Asia-Pacific Income Fund, Inc.    See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

Aberdeen Asia-Pacific Income Fund, Inc. (the "Fund") was incorporated in Maryland on March 14, 1986 as a closed-end, non-diversified management investment company. The Fund's investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. The Fund will seek to achieve its investment objective through investment in Asian debt securities and Australian debt securities. There can be no assurance that the Fund will achieve its objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation:
The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America, using the United States dollar as both the functional and reporting currency.

Security Valuation:
Investments are stated at value. Investments for which market quotations are readily available are valued based on prices provided by a pricing service or the lower of the quotations from two leading brokers in the relevant debt securities market, in the event that a price cannot be obtained by the pricing service. Securities for which market quotations are not readily available are valued at fair value using methods determined in good faith by or under the direction of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Repurchase Agreements:
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

                                      Aberdeen Asia-Pacific Income Fund, Inc. 25

Foreign Currency Translation:
Australian dollar ("A$"), New Zealand dollar ("NZD") and Asian currency amounts are translated into United States dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the exchange rates at the end of the reporting periods;

(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at April 30, 2002. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting periods.

Net realized and unrealized foreign exchange gains include realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated net realized and unrealized foreign exchange gains shown in the composition of net assets at April 30, 2002 represent foreign exchange gains for book purposes that have not yet been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The exchange rate at April 30, 2002 was US$.54 to A$1.00 for the Australian dollar.

Securities Transactions and Investment Income:
Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts on short-term

26 Aberdeen Asia-Pacific Income Fund, Inc.

securities are accreted over the life of the security. Original issue discount is accreted over the life of the security based upon the effective yield. Market discounts on long-term securities are recognized upon disposition. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Actual results could differ from those estimates.

Changes in Accounting Principles:
As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities for financial statement reporting purposes. This change had no impact on the net asset value of the Fund. Prior to November 1, 2001, the Fund did not amortize premiums on debt securities. Upon initial adoption, the Fund was required to adjust the cost of its fixed-income securities by the cumulative amounts of amortization that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting the accounting principle does not affect the Fund's net asset value, but changes the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations. The cumulative adjustment upon adoption resulted in an increase to distributions in excess of net investment income and an increase to unrealized appreciation on investments of $53,370,903. Because the Fund determines its required distributions under Federal income tax laws, adoption of this principle does not affect the amount or composition of distributions paid to shareholders.

In July 2001, a Securities and Exchange Commission staff announcement, Emerging Issues Task Force Discussion ("EITF D-98"), Classification and Measurement of Redeemable Securities, was issued providing new guidance related to the presentation of preferred shares in financial statements. EITF D-98 is required to be applied beginning with fiscal quarters ending after December 15, 2001 on a retroactive basis, by restating the prior year's financial statements. In accordance with the announcement, the Fund has presented its preferred shares outside of net assets and has presented dividends to preferred shareholders (on such preferred shares) in the net change in net assets attributable to common shareholders resulting from operations for all periods presented. Therefore, beginning net assets attributable to common shareholders have been restated and dividend activity related to preferred shares has been reclassified from the capital activity in the statements of changes in net assets and the financial highlights to operating activity. The application of EITF

                                      Aberdeen Asia-Pacific Income Fund, Inc. 27

D-98 related entirely to presentation and had no impact on net asset value or the allocation of net income or capital gains or losses to common shareholders.

Forward Currency Contracts:
A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Financial Futures Contracts:
A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or commodities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the `initial margin.' Subsequent payments, known as `variation margin,' are made or received by the Fund when the contract expires or is closed, depending on the daily fluctuations in the value of the underlying security or commodity. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

28 Aberdeen Asia-Pacific Income Fund, Inc.

Securities Lending:
The Fund's investment policies permit the Fund to lend to banks and broker-dealers, portfolio securities with an aggregate market value of up to 15% of the Fund's total assets when it deems advisable. Pursuant to a securities lending agreement (`Agreement') between the Fund and State Street Bank and Trust Company (`State Street'), any loans made under the Agreement must be secured by collateral (consisting of any combination of cash, U.S. Government securities, irrevocable letters of credit or other hiqh-quality debt securities) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. A proposed amendment to the Agreement provides that the cash collateral may be invested in State Street Navigator Securities Lending Trust, an affiliate of State Street, and proceeds from this investment would be divided 70% as to the Fund and 30% as to State Street.

The Agreement also provides that the Fund may terminate the loans at any time and obtain the return of the securities, and that the Fund will continue to receive any interest or dividends obtained on any of the loaned securities and will continue to have voting rights with respect to the securities.

In the event the Fund lends its portfolio securities, the Fund may be exposed to counterparty risk, which may result in the delay in recovery of the loaned securities or possible loss of right in the collateral should the borrower become insolvent. However, under the proposed amendment to the Agreement, State Street will indemnify the Fund in the case of borrower default.

Interest Rate and Currency Swap:
An interest rate and currency swap is an agreement between two parties which involves exchanging principal and fixed rate interest payments in one currency for principal and fixed rate interest payments in another currency for a specified period of time. Interest rate and currency swaps involve the accrual and exchange of interest payments between the parties.

During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by `marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

                                      Aberdeen Asia-Pacific Income Fund, Inc. 29

The Fund is exposed to credit loss in the event of non-performance by the other party to the currency rate swap. However, the Fund does not anticipate non-performance by any counterparty.

Dividends and Distributions:
It is the Fund's current policy to pay dividends from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued on a weekly basis and are determined as described in Note 4.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount.

Taxes:
For federal income and excise tax purposes, the Fund's transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of Australian dollars into United States dollars or transactions in New Zealand dollars or Asian country currencies are recognized for tax purposes.

No provision has been made for United States income taxes because it is the Fund's policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. The chart below summarizes the withholding tax rates in effect on interest income at the period end.

                                            Withholding
                    Country                   Tax Rate
                   ------------------------------------
                   Australia                     10%
                   Japan                         10
                   Korea                         12
                   Malaysia                      30
                   New Zealand                   10

30 Aberdeen Asia-Pacific Income Fund, Inc.

                                            Withholding
                     Country                  Tax Rate
                   ------------------------------------
                   Philippines                   15%
                   Singapore                     30
                   Thailand                      10

Cash Flow Information:
The Fund invests in securities and makes distributions to common shareholders from net investment income and net realized gains from investment and currency transactions, and to the extent necessary, from return of paid-in capital. These distributions are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency.

Note 2. Agreements

Aberdeen Asset Managers (C.I.) Limited (the "Investment Manager") serves as investment manager to the Fund and Aberdeen Asset Management Limited (the `Investment Adviser') serves as investment adviser to the Fund pursuant to a management agreement and an advisory agreement, respectively, each dated December 22, 2000. The Investment Manager and the Investment Adviser are wholly owned subsidiaries of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 0.65% of the Fund's average weekly total net assets of common and preferred shareholders up to $200 million, 0.60% of such assets between $200 million and $500 million, 0.55% of such assets between $500 million and $900 million, 0.50% of such assets between $900 million and $1,750 million and 0.45% of such assets in excess of $1,750 million.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $2,137,975 to the Investment Adviser during the period ended April 30, 2002.

                                      Aberdeen Asia-Pacific Income Fund, Inc. 31

Prudential Investments LLC (formerly known as Prudential Investments Fund Management LLC) (the "Administrator") serves as administrator to the Fund pursuant to an agreement dated December 9, 1988. The administration agreement provides the Administrator with a fee at the annual rate of 0.15% of the Fund's average weekly total net assets of common and preferred shareholders up to $900 million, 0.10% of such assets between $900 million and $1,750 million and 0.07% of such assets in excess of $1,750 million. During the six months, the Administrator remitted $120,000 to the Investment Manager for certain compliance related administrative services provided.

Under terms of an Investor Relations Services Agreement, Aberdeen Asset Management ("Aberdeen"), a wholly owned subsidiary of the Investment Manager, serves as the Fund's investor relations services provider. This agreement provides Aberdeen with a monthly retainer fee of $10,000 plus out-of-pocket expenses. During the six months ended April 30, 2002, the Fund incurred fees of approximately $60,000 for the services of Aberdeen. As of April 30, 2002, $10,000 of this amount was due to Aberdeen. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2002 aggregated $348,280,447 and $280,478,100, respectively.

The Fund entered into two interest rate and foreign currency swaps on February 16, 1999. Under the terms of the first swap, the Fund receives interest at a rate of 11.50% based on a notional amount of KRW5,124,367,250 and pays interest at a rate of 3.70% based on a notional amount of JPY500,000,000. Under the terms of the second swap, the Fund receives interest at a rate of 13.05% based on a notional amount of THB290,920,192 and pays interest at a rate of 3.35% based on a notional amount of JPY900,000,000. Net receipts or payments of such amounts are exchanged semi-annually. At April 30, 2002 the unrealized appreciation on currency swaps was $2,892,540. The swaps are scheduled to terminate on April 26, 2006.

The Fund entered into an interest rate swap agreement on September 1, 2000. Under the terms of the agreement, the Fund receives a floating rate of interest based on a notional value of SGD 4,000,000 and pays interest at a fixed rate of 4.835%

32 Aberdeen Asia-Pacific Income Fund, Inc.

based on a notional value of SGD 4,000,000. Net receipts of payments of such amounts are exchanged semi-annually. At April 30, 2002 the unrealized depreciation on this interest rate swap was $150,121. The swap is scheduled to terminate on September 6, 2010.

Net interest income of $426,341 on interest rate and currency swaps during the period is included in interest income in the Statement of Operations. At April 30, 2002 the Fund had outstanding forward currency contracts to buy and sell foreign currency as follows:

                                Value at
     Foreign Currency          Settlement        Current
       Sale Contract         Date Receivable      Value       Appreciation
---------------------------  ---------------   -----------   --------------
Thailand Baht
  settlement date 6/18/02      $ 7,100,000     $ 7,099,935      $     65
                               ===========     ===========      ========

                                Value at
     Foreign Currency          Settlement        Current
     Purchase Contract        Date Payable        Value       Appreciation
---------------------------  ---------------   -----------   --------------
Indian Rupee
  settlement date 5/6/02       $ 6,867,000     $ 6,928,729      $ 61,729

Philippine Peso
  settlement date 5/23/02        3,660,000       3,698,291        38,291
  settlement date 6/26/02        6,306,264       6,381,893        75,629
  settlement date 7/29/02       10,400,000      10,429,525        29,525

South Korean Won
  settlement date 6/28/02       16,700,000      16,780,326        80,326
  settlement date 7/9/02         6,500,000       6,745,578       245,578

Taiwan Dollar
  settlement date 7/25/02        7,500,000       7,501,081         1,081

Thailand Baht
  settlement date 6/18/02        7,100,000       7,109,779         9,779

Yuan Renminbi
  settlement date 7/24/02        3,680,000       3,684,757         4,757
                               -----------     -----------      --------
                               $68,713,264     $69,259,959      $546,695
                               ===========     ===========      ========

                                      Aberdeen Asia-Pacific Income Fund, Inc. 33

Note 4. Tax Information

The United States federal income tax basis of the Fund's investments and the net unrealized appreciation as of April 30, 2002 were as follows:

                                                         Net
  Tax Basis                                           Unrealized
of Investments     Appreciation     Depreciation     Depreciation
--------------     ------------     ------------     ------------
$1,818,513,877     $41,121,460      $(43,783,236)    $(2,661,776)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and methodologies governing currency conversion.

Note 5. Capital

There are 400 million shares of common stock authorized. At April 30, 2002, there were 264,698,700 common shares issued and outstanding.

The Preferred Stock shareholders have rights as determined by the Board of Directors. The 24,000 shares of Auction Market Preferred Stock ("Preferred Stock") outstanding consist of nine series as follows: Series A--3,000 shares, Series B--3,000 shares, Series C--2,000 shares, Series D--4,000 shares, Series E--2,000 shares, Series F--2,000 shares, Series G--3,000 shares, Series H--2,500 shares and Series I--2,500 shares.

Dividends on each series of Preferred Stock are cumulative at a rate established at the initial public offering and are typically reset every 28 days for Series A through D and every seven days for Series E through I based on the results of an auction. Dividend rates ranged from 2.7% to 1.7% during the six months ended April 30, 2002. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at liquidation value plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at liquidation value plus any accumulated but unpaid dividends if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.

34 Aberdeen Asia-Pacific Income Fund, Inc.

The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Fund's directors.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12 month period if and when the discount to net asset value is at least 10%. Through April 30, 2002, there had been 2,678,600 shares repurchased and cancelled under this program.

Note 6. Dividends and Distributions

On May 13, 2002 and June 19, 2002, the Board of Directors declared a monthly distribution of 3.5 cents per share payable on June 7, 2002 and July 12, 2002 to all shareholders of record as of May 31, 2002 and June 28, 2002 (ex-dividend dates May 29, 2002 and June 26, 2002, respectively).

Subsequent to April 30, 2002, dividends and distributions declared and paid on Preferred Stock totaled approximately $1,053,210 for the nine outstanding preferred share series in the aggregate through June 21, 2002.

                                      Aberdeen Asia-Pacific Income Fund, Inc. 35

Financial Highlights (unaudited)

                                                                                        Six Months
                                                                                          Ended
                                                                                      April 30, 2002
                                                                                     ----------------
PER SHARE OPERATING PERFORMANCE*:
Net asset value per common share, beginning of period ............................     $       4.65
                                                                                       -------------
Net investment income ............................................................              .20
Net realized and unrealized gain (loss) on investments and foreign currencies ....              .16
                                                                                       -------------
 Total from investment operations ................................................              .36
                                                                                       -------------
Dividends from net investment income to preferred shareholders ...................             (.02)
Dividends from net investment income to common shareholders ......................             (.22)
Tax return of capital distribution ...............................................               --
Distributions from net capital and currency gains to preferred shareholders ......               --
Distributions from net capital and currency gains to common shareholders .........               --
                                                                                       -------------
 Total dividends and distributions ...............................................             (.24)
                                                                                       -------------
Capital reduction with respect to issuance of shares .............................               --
Increase resulting from Fund share repurchase ....................................               --##
                                                                                       -------------
Net asset value per common share, end of period ..................................     $       4.77
                                                                                       =============
Market price per common share, end of period .....................................     $       4.45
                                                                                       =============
TOTAL INVESTMENT RETURN BASED ON+:
Market value .....................................................................            17.02%
Net asset value ..................................................................             8.44%
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS/SUPPLEMENTAL DATA#:
Expenses++ .......................................................................             1.53%
Net investment income available to common shareholders ...........................             7.85%
Portfolio turnover rate ..........................................................               18%
Net assets of common shareholders, end of period (000 omitted) ...................     $  1,262,309
Average net assets of common shareholders (000 omitted) ..........................     $  1,237,975
Senior securities (preferred stock) outstanding (000 omitted) ....................     $    600,000
Asset coverage of preferred stock at period-end ..................................              312%

------------------------------
  *  Calculated based upon average shares outstanding during the period.

  + Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

 ++  Includes expenses of both preferred and common stock.

  # Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. Expense ratios relative to the average net assets of common and preferred shareholders are 1.03%, 1.03%, .98%, .95%, .95% and .94%, respectively. Ratios to average net assets of net investment income before preferred stock dividends are 8.86%, 10.76%, 10.52%, 9.79%, 10.72% and 9.17%, respectively. Ratios to average net assets of preferred stock dividends are 1.01%, 2.28%, 2.30%, 1.45%, 2.21% and 1.78%, respectively.

 ##  Less than $0.005 per share.

36 Aberdeen Asia-Pacific Income Fund, Inc.    See Notes to Financial Statements.

                          Year Ended October 31,
---------------------------------------------------------------------------
   2001            2000            1999            1998            1997
-----------     -----------     -----------     -----------     -----------

$      4.78     $      6.20     $      7.33     $      8.85     $      9.93
-----------     -----------     -----------     -----------     -----------
        .53             .60             .67             .82             .87
       (.01)          (1.28)           (.35)          (1.45)           (.96)
-----------     -----------     -----------     -----------     -----------
        .52            (.68)            .32            (.63)           (.09)
-----------     -----------     -----------     -----------     -----------
       (.11)           (.13)           (.10)           (.17)           (.17)
       (.22)           (.39)           (.63)           (.51)           (.82)
       (.32)           (.21)             --              --              --
         --            (.01)           (.02)             --              --
         --              --            (.09)           (.21)             --
-----------     -----------     -----------     -----------     -----------
       (.65)           (.74)           (.84)           (.89)           (.99)
-----------     -----------     -----------     -----------     -----------
         --              --            (.61)             --              --
         --##            --              --              --              --
-----------     -----------     -----------     -----------     -----------
$      4.65     $      4.78     $      6.20     $      7.33     $      8.85
===========     ===========     ===========     ===========     ===========

$      4.02     $      3.86     $      6.00     $     5.625     $     8.125
===========     ===========     ===========     ===========     ===========

      18.74%         (26.73)%         20.96%         (23.19)%         (0.42)%
      10.91%         (12.19)%         (5.15)%         (8.10)%         (2.37)%

       1.51%           1.36%           1.26%           1.47%           1.25%
       8.48%           8.22%           8.34%           8.51%           7.39%
         47%             64%             89%             61%             85%
$ 1,241,841     $ 1,279,346     $ 1,657,365     $ 1,428,142     $ 1,723,025
$ 1,299,044     $ 1,530,638     $ 1,775,894     $ 1,485,690     $ 1,848,378
$   600,000     $   600,000     $   600,000     $   600,000     $   600,000
        308%            316%            376%            338%            387%

NOTE: Contained above is operating performance for a share of common stock outstanding, total investment return, ratios to average net assets of common shareholders and other supplemental data for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's common shares.

See Notes to Financial Statements.    Aberdeen Asia-Pacific Income Fund, Inc. 37

                                                                      APPENDIX A

                              ECONOMIC INFORMATION

                                                                      APPENDIX B

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

       Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

       A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Ba: Bonds which are rated Ba are judged to have speculative elements because their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

       B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

       Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

       Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

       C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

       Unrated: When no rating has been assigned, or when a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

       Should no rating be assigned, the reason may be one of the following:

       1. An application for rating was not received or accepted.

       2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

       3. There is a lack of essential data pertaining to the issue or issuer.

       4. The issue was privately placed, in which case the rating is not published in Moody's publications.

       Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemptions; or for other reasons.

       Note: Moody's applies numerical modifiers 1, 2 and 3 in each general rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION

       AAA: Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

       AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

       A: Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the higher rated categories.

       BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

       BB: Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

       B: Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

       CCC: Bonds rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to pay interest and repay principal.

       Plus (+) or Minus (-): The ratings from "AA to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

       NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the Offer made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser or any of the Dealer Managers. This Prospectus does not constitute an offer to sell or the solicitation of any offer to buy any security other than the shares of Common Stock offered by this Prospectus, nor does it constitute an offer to sell or a solicitation of any offer to buy the shares of Common Stock by anyone in any jurisdiction in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any such person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that information contained herein is correct as of any time subsequent to the date hereof. However, if any material change occurs while this Prospectus is required by law to be delivered, the Prospectus will be amended or supplemented accordingly.

                              --------------------

TABLE OF CONTENTS

Page
----
Prospectus Summary ...................................................
Fund Expenses ........................................................
Financial Highlights .................................................
The Offer ............................................................
Use of Proceeds ......................................................
The Fund .............................................................
Investment Objective .................................................
Investment Policies ..................................................
Investment Restrictions ..............................................
Portfolio Securities .................................................
Risk Factors and Special Considerations ..............................
Portfolio Composition ................................................
Comparison of Fund Total Returns to the Fund's Bond Indices ..........
Management of the Fund ...............................................
Code of Ethics .......................................................
Management Agreement and Advisory Agreement ..........................
Administration Agreement .............................................
Portfolio Transactions and Brokerage .................................
Net Asset Value of Common Stock ......................................
Dividend and Distributions: Dividend Reinvestment and
  Cash Purchase Plan .................................................
Taxation .............................................................
Capital Stock ........................................................
Custodian, Dividend Paying Agents, Transfer Agents,
  Registrars and Auction Agent .......................................
Experts ..............................................................
Distribution Arrangements ............................................
Legal Proceedings ....................................................
Legal Matters ........................................................
Financial Statements .................................................  F-1
Report of Independent Accountants ....................................
Appendix A ...........................................................  A-1
Appendix B ...........................................................  B-1

Until ________, all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a Prospectus. This delivery requirement is in addition to the obligation of dealers to deliver a Prospectus when acting as Underwriters and with respect to their unsold allotments or subscriptions.



                                 [# of shares]

                             Shares of Common Stock


                              ABERDEEN ASIA-PACIFIC
                                INCOME FUND, INC.


                                   Managed by
                         Aberdeen Asset Managers (C.I.)
                                     Limited


                            Issuable Upon Exercise of

                             Transferable Rights to

                               Subscribe for Such

                             Shares of Common Stock

                        --------------------------------
                               P R O S P E C T U S
                        --------------------------------


                                 Dealer Managers






                                [record date +2]

                                     PART C

Item 24.      Financial Statements and Exhibits

1.     Financial Statements:

       (i)    Portfolio of Investments as of October 31, 2001
       (ii)   Statement of Assets and Liabilities as of October 31, 2001
       (iii)  Statement of Operations for the fiscal year ended October 31, 2001
       (iv)   Statement of Cash Flows for the fiscal year ended October 31, 2001
       (v) Statement of Changes in Net Assets for the fiscal years ended October 31, 2001 and October 31, 2000
       (vi)   Notes to the Financial Statements
       (vii)  Financial Highlights
       (viii) Report of Independent Accountants

       (i)    Portfolio of Investments as of April 30, 2002
       (ii)   Statement of Assets and Liabilities as of April 30, 2002
       (iii)  Statement of Operations for the six months ended April 30, 2002
       (iv)   Statement of Cash Flows for the six months ended April 30, 2002
       (v) Statement of Changes in Net Assets for the six months ended April 30, 2002 (unaudited) and fiscal year ended October 31, 2001 (audited)
       (vi)   Notes to the Financial Statements
       (vii)  Financial Highlights

2.     Exhibits:

(a)(1) Articles of Amendment and Restatement dated December 9, 1988.

(a)(2) Articles Supplementary Creating Auction Market Preferred Stock, Series A, B and C dated January 17, 1989.

(a)(3) Articles Supplementary Creating Auction Market Preferred Stock, Series D dated July 25, 1989.

(a)(4) Certificate of Correction dated August 8, 1989.

(a)(5) Articles of Amendment dated May 20, 1991.

(a)(6) Articles Supplementary Creating Auction Market Preferred Stock, Series E dated December 18, 1992.

(a)(7) Articles Supplementary Creating Auction Market Preferred Stock, Series F dated December 15, 1993.

(a)(8) Articles Supplementary Creating Auction Market Preferred Stock, Series G dated July 25, 1995 (Previously filed as Exhibit (d)(2) to Post-Effective Amendment No. 25 to Registrant's Registration Statement filed with the Securities and Exchange Commission ("SEC") via EDGAR on July 14, 1995 and incorporated herein by reference).

(a)(9)  Articles of Amendment dated April 25, 1996 (Previously filed as Exhibit
        (a)(3) to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-2 filed with the SEC via EDGAR on May 1, 1996 and incorporated herein by reference).

(a)(10) Articles Supplementary Creating Auction Market Preferred Stock, Series H and I dated September 9, 1996 (Previously filed as Exhibit (d)(2) to Post-Effective Amendment No. 28 to Registrant's Registration Statement filed with the SEC via EDGAR on July 19,1996 and incorporated herein by reference).

(a)(11) Amendment to Articles Supplementary dated November 15, 1996 (Previously filed as Exhibit (a)(5) to Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-2 filed with the SEC via EDGAR on August 30, 2001 ("PEA 33") and incorporated herein by reference).

(a)(12) Articles of Amendment dated July 28, 1997 (Previously filed as Exhibit
        (a)(4) to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-2 filed with the SEC via EDGAR on August 19, 1998 and incorporated herein by reference).

(a)(13) Amendment to Articles Supplementary dated November 1998 (Previously filed as Exhibit (a)(6) to PEA 33 and incorporated herein by reference).

(a)(14) Amendment to Articles Supplementary dated November 21, 1998 (Previously filed as Exhibit (a)(7) to PEA 33 and incorporated herein by reference).

(a)(15) Amendment to Articles Supplementary dated November 17, 1999 (Previously filed as Exhibit (a)(8) to PEA 33 and incorporated herein by reference).

(a)(16) Articles Supplementary dated August 16, 2000 (Previously filed as Exhibit (a)(9) to PEA 33 and incorporated herein by reference).

(a)(17) Articles Supplementary dated August 16, 2000.

(a)(18) Articles of Amendment dated April 19, 2001.

(a)(19) Amendment to Articles Supplementary dated September 12, 2002.

(b)     By-Laws as Amended and Restated through September 12, 2002.

(c)     Not Applicable.

(d)(1)   Form of Share Certificate for Common Stock.*

(d)(2)   Form of Share Certificate for Auction Market Preferred Stock.*

(d)(3)   Form of Subscription Certificate.*

(d)(4)   Form of Nominee Holder Over-Subscription Form.*

(d)(5)   Form of Beneficial Owner Certificate.*

(d)(6)   Form of Subscription Rights Agency Agreement.*

(e)      Dividend Reinvestment and Cash Purchase Plan.*

(f)      Not applicable.

(g)(1) Investment Advisory Agreement dated December 21, 2000 (Previously filed as Exhibit (g)(6) to PEA 33 and incorporated herein by reference).

(g)(2) Management Agreement dated December 21, 2000 (Previously filed as Exhibit (g)(5) to PEA 33 and incorporated herein by reference).

(h)(1)   Form of Dealer Manager Agreement.*

(h)(2)   Form of Selling Group Agreement.*

(h)(3)   Form of Soliciting Dealer Agreement.*

(i)      Not applicable.

(j)(1) Custodian Contract between the Registrant and State Street Bank and Trust Company ("State Street") dated April 11, 1986.

(j)(2) Amendment No. 1 to Custody Agreement between Registrant and State Street dated 1986.

(j)(3) Amendment No. 2 to Custody Agreement between the Registrant and State Street dated November 26, 1986.

(j)(4)   Amendment No. 3 to Custodian Agreement dated December 4, 1998.

(k)(1) Transfer Agency Agreement between the Registrant and State Street dated April 11, 1986.

(k)(2) Administration Agreement between the Registrant and Prudential Mutual Fund Management, Inc. (now known as Prudential Investments LLC) dated December 9, 1988.

(k)(3) Amendment to Administration Agreement effective June 1, 1996 (Previously filed as Exhibit (k)(3) to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-2 filed with the SEC via EDGAR on September 28, 1998 and incorporated herein by reference).

(k)(4)   Investor Relations Services Agreement dated as of March 1, 2000.

(k)(5) Assignment and Assumption of Investor Relations Services Agreement dated as of January 1, 2002.

(l)      Opinion and Consent of Fund Counsel.*

(m)      Forms ADV-NR of the Investment Manager and the Investment Adviser.*

(n)(1)   Opinion and Consent of UK counsel.*

(n)(2)   Opinion and Consent of Swiss counsel.*

(n)(3)   Opinion and Consent of Singapore counsel.*

(n)(4)   Opinion and Consent of New Zealand counsel.*

(n)(5)   Opinion and Consent of Canadian counsel.*

(n)(6) Opinion and Consent of Jersey, Channel Islands counsel to the Investment Manager.*

(n)(7)   Opinion and Consent of counsel to Underwriter.*

(n)(8)   Opinion and Consent of Maryland counsel.*

(n)(9) Opinion and Consent of PricewaterhouseCoopers LLP, Independent Accountants.*

(o)      Not applicable.

(p)      Not applicable.

(q)      Not applicable.

(r)(1)   Code of Ethics for Registrant, Investment Adviser and Investment
         Manager.

(r)(2)   Codes of Ethics for Dealer Managers.*

(s)      Powers of Attorney.

-----------

* To be filed by further pre-effective amendment.

Item 25.   Marketing Arrangements

           See Delaer Manager Agreement to be filed as Exhibit (h)(1)

Item 26.   Other Expenses of Issuance and Distribution

The following table sets forth estimated expenses to be incurred in connection with the offering described in the Registration Statement:


Registration fees                                                       $ ______
Printing                                                                $ ______
Fees and expenses of qualification under state securities               $ ______
   laws (including fees of counsel)
Legal fees and expenses                                                 $ ______
Reimbursement of Dealer Manager expenses                                $ ______
Auditing fees and expenses                                              $ ______
American Stock Exchange listing fees                                    $ ______
Pacific Stock Exchange listing fees                                     $ ______
Subscription Agent fees and expenses                                    $ ______
Information Agent fees and expenses                                     $ ______
Engraving and printing stock certificates                               $ ______
NASD Fee                                                                $ ______
Marketing Costs                                                         $ ______
Miscellaneous                                                           $ ______
Total                                                                   $ ______

Item 27.   Persons Controlled by or Under Common Control

           None.

Item 28.   Number of Holders of Securities

                                                                           NUMBER OF
                                                                            RECORD
TITLE OF CLASS                                                              HOLDERS
Common Stock ($.01 par value per share)
Auction Market Preferred Stock, Series A ($.01 par value per share)            1
Auction Market Preferred Stock, Series B ($.01 par value per share)            1

Auction Market Preferred Stock, Series C ($.01 par value per share)            1
Auction Market Preferred Stock, Series D ($.01 par value per share)            1
Auction Market Preferred Stock, Series E ($.01 par value per share)            1
Auction Market Preferred Stock, Series F ($.01 par value per share)            1
Auction Market Preferred Stock, Series G ($.01 par value per share)            1
Auction Market Preferred Stock, Series H ($.01 par value per share)            1
Auction Market Preferred Stock, Series I ($.01 par value per share)            1


Item 29.   Indemnification

Section 2-418 of the General Corporate Law of Maryland, the state in which the Registrant was organized, empowers a corporation, subject to certain limitations, to indemnify its directors and officers against expenses (including attorney's fees, judgments, fines and certain settlements), including the advancement of expenses, actually and reasonably incurred by them in connection with any suit or proceeding to which they are a party. In order to obtain advancements on expenses a director or officer must, among other requirements stated in the Registrant's By-laws, provide a written affirmation of good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any advance if it is determined that such standard was not met. Indemnification of directors and officers will not be provided when a director of officer shows willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The indemnification of directors and officers continues after such person has ceased being a director or officer, with regard to the duties performed while employed or in offices with the Registrant, and the benefits of indemnification inure to the heirs, executors and administrators of such person. Employees and agents who are not directors or officers of the Registrant may be indemnified.

Article IX of the Registrant's By-Laws (as amended to date) provides:

Section 1. Indemnification of Directors and Officers. The Corporation shall indemnify its Directors and officers to the fullest extent permitted by the Maryland General Corporation Law and the Investment Company Act of 1940, as amended (the "1940 Act"). The Corporation shall indemnify its Directors and officers who, while serving as Directors or officers, also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Company or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

Section 2. Advances. Any current or former Director or officer of the
           Corporation seeking indemnification within the scope of this Article shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law and the 1940 Act, without a preliminary determination of entitlement to indemnification (except as provided below). The person seeking advances shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (i) the person seeking advances shall provide security in form and amount acceptable to the Corporation for his undertaking;
           (ii) the Corporation is insured against losses arising by reason of the advance; or (iii) a majority of a quorum of Directors of the Corporation who are neither "interested persons" as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding ("disinterested non-party directors"), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

Section 3. Procedure. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law and the 1940 Act, whether the standards required by this Article have been met. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (A) the vote of a majority of a quorum of disinterested non-party directors or (B) an independent legal counsel in a written opinion.

Section 4. Indemnification of Employees and Agents. Employees and agents who are not officers or Directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940, as amended.

Section 5. Other Rights. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to Directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested directors or otherwise.

Section 6. Amendments. References in the Article are to the Maryland General
           Corporation Law and to the Investment Company Act of 1940, as amended. No amendment of these By-Laws shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

Section 7. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation or who, while a Director, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a Director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan, against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position; provided that no insurance may be purchased by the Corporation on behalf of any person against any liability to the Corporation or to its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Reference is made to Section 7 of the Dealer Manager Agreement, filed as Exhibit
(h)(1), for provisions relating to limitation of liability of the Investment Manager and Investment Adviser. Reference is made to Section 3 of the Management Agreement, filed on August 30, 2001 as Exhibit (g)(5) to PEA 33, for provisions relating to limitation of liability of the Investment Manager. Reference is made to Section III of the Advisory Agreement, filed on August 30, 2001 as Exhibit
(g)(6) to PEA 33, for provisions relating to limitation of liability of the Investment Adviser.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.    Business and Other Connections of Investment Adviser

--------------------------------------------------------------------------------
Name, Principal Business Address   Capacity, Name of Company (Description of
                                   Company).
--------------------------------------------------------------------------------
Chong Yoon Chou                    Director, Aberdeen Asset Management Asia Ltd.
Level 6, 201 Kent Street           (Funds management company); Alternate
Sydney NSW 2000 Australia          Director, MIDF Aberdeen Asset Management Sdn
                                   Bhd (Funds management company - JV with
                                   Aberdeen Asia).
--------------------------------------------------------------------------------
Christopher Fishwick               Director, Aberdeen Asia-Pacific Income
No. 1 Seaton Place                 Investment Company Limited; Director,
St. Helier, Jersey JE4 8YJ         Aberdeen Asset Management PLC; Director,
                                   Aberdeen Asset Managers Jersey Limited;
                                   Director, Aberdeen Australia Equity Income
                                   Fund; Director, Aberdeen Convertible Income
                                   Trust PLC
                                   Alternate to; Director, Aberdeen Graham Asset
                                   Management Limited; Director, Aberdeen High
                                   Income Trust PLC; Director, Aberdeen
                                   Preferred Income Trust PLC; Director, Chaucer
                                   Holdings PLC; Director, European Growth &
                                   Income Trust PLC; Director, Jersey Phoenix
                                   Trust Limited; Director, Leverage Income Fund
                                   Limited; Director, Phoenix-Aberdeen
                                   International Advisors LLC; Director, Real
                                   Estate Opportunities Limited; Director
                                   The Enhanced Zero Trust PLC; Director, The
                                   European Technology and Income Company
                                   Limited; Director, The First Australia Fund
                                   Inc; Director, The Media and Income Trust
                                   PLC; Director, The Smaller Companies
                                   Investment Trust PLC; Director, The Taverners
                                   Trust PLC; Director, The Technology and
                                   Income Trust Limited; Director, Themis
                                   Investment Management Limited; Director,
                                   Treasury Holdings LImited; Director, Aberdeen
                                   Preferred Securities PLC; Director, Aberdeen
                                   Unit Trust Managers Limited.
--------------------------------------------------------------------------------
Alan Goodson                       Director, Aberdeen Asset Managers Jersey
No. 1 Seaton Place                 Limited (Fund Management); Officer, Aberdeen
St. Helier, Jersey JE4 8YJ         Prime Wealth Management Limited (Private
                                   Client Asset Management).
--------------------------------------------------------------------------------
Melissa Hall                       Director and Officer, Aberdeen Asset
Level 6, 201 Kent Street           Management Holdings Limited (EL) (Holding
Sydney NSW 2000 Australia          Company); Director and Officer, AESOT Pty
                                   Ltd. (Trustee Company); Officer, EquitiLink
                                   Holdings Limited (Holding Company); Officer,
                                   Aberdeen Leaders Limited (ML) (Listed
                                   Company); Officer, EquitiLink eLink Limited
                                   (FRDF) (Listed Company); Director and
                                   Officer, En Holdings Ltd. (Trustee Company);
                                   Officer, EquitiLink Pacific Ltd. (Dormant
                                   Company); Officer, EquitiLink Portfolio
                                   Management (Subsidiary Company); Officer,
                                   Aberdeen Asset Management Limited (EAL)
                                   (Subsidiary); Officer, EL Retirement Fund
                                   (Trustee Company); Director and Officer,
                                   Sarrun Pty Ltd. (Trustee Company).
--------------------------------------------------------------------------------
Christian Hamon                    Director, Trident Fund Services (Jersey)
No. 1 Seaton Place                 Limited (Fund Administration Services).
St. Helier, Jersey JE4 8YJ
--------------------------------------------------------------------------------
Charles Macrae                     Employee, Aberdeen Asset Management PLC (Head
Level 6, 201 Kent Street           of Aberdeen's company secretarial unit based
Sydney NSW 2000 Australia          in London, overseeing the provision of
                                   services to Aberdeen's UK and Jersey
                                   registered closed end funds); Officer,
                                   Aberdeen Asset Management Holdings Limited
                                   (Holding company for the Australian
                                   Subsidiary).
--------------------------------------------------------------------------------
Joe Tham                           Officer, Aberdeen Asset Management Holdings
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Level 6, 201 Kent Street           Limited (EL) (Holding company of Australian
Sydney NSW 2000 Australia          Subsidiary); Officer, AESOT Pty Ltd. (Trustee
                                   Company for Aberdeen employee share ownership
                                   scheme); Officer, Aberdeen Leaders Limited
                                   (Closed end listed investment company);
                                   Officer, EquitiLink eLink Limited (FRDF)
                                   (Closed end listed investment company);
                                   Officer, Chifley Financial Services Limited
                                   (Financial Services Company previously owned
                                   by Aberdeen); Officer, Chifley Operating
                                   Services Limited (Financial Services Company
                                   previously owned by Aberdeen).
--------------------------------------------------------------------------------

Item 31.    Location of Accounts and Records

Prudential Investments LLC       Aberdeen Asset Managers (C.I.)        State Street Bank and Trust
100 Mulberry Street              Limited                               Company
Gateway Center 3                 P.O. Box 578, 17 Bond Street          One Heritage Drive
Newark, NJ 07102-4077            St. Helier, Jersey                    North Quincy, MA 02171
For records pursuant to Rule     JE4 5XB Channel Islands               For all other records.
31a-1(b)(4).                     For records pursuant to Rule
                                 31a-1(b)(5),(6),(9),(10) and (11)
                                 and Rule 31a-1(f).

Item 32.    Management Services

            Not applicable.

Item 33.    Undertakings

            (1) The Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the NAV of its shares declines more than 10% from its NAV as of the effective date of the Registration Statement or (b) the NAV increases to an amount greater than its net proceeds as stated in the prospectus.

            (2) Not applicable.

            (3) The Registrant hereby undertakes to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, amount of unsubscribed securities to be purchase by underwriters, and the terms of any subsequent reoffering thereof. The Registrant further hereby undertakes to file a post-effective amendment to set forth the terms of any public offering made by the underwriters of the securities being registered if such terms differ from those set forth on the cover page of the prospectus.

            (4) Not applicable.

            (5) (a) The Registrant hereby undertakes that for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

                (b) The Registrant hereby undertakes that for the purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the District of Columbia on this 8th day of October, 2002.

                     ABERDEEN ASIA-PACIFIC INCOME FUND, INC.

                                        *
                                  ------------
                                   Hugh Young
                                    President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

     *                               President (Principal
----------------
Hugh Young                           Executive Officer)         October 8, 2002

                                     Treasurer and
                                     Assistant Secretary
     *                               (Principal Financial
----------------                     and Accounting
Christian Pittard                    Officer)                   October 8, 2002
-----------------

     *
----------------
Martin J. Gilbert                    Chairman, Director         October 8, 2002

     *
----------------
Anthony E. Aaronson                  Director                   October 8, 2002

     *
----------------
David L. Elsum                       Director                   October 8, 2002

     *
----------------
Beverley Hendry                      Director                   October 8, 2002

     *
----------------
Howard A. Knight                     Director                   October 8, 2002

     *
----------------
P. Gerald Malone                     Director                   October 8, 2002

         *
----------------
Neville J. Miles                           Director             October 8 2002

         *
----------------
Peter J. O'Connell                         Director             October 8 2002

         *
----------------
William J. Potter                          Director             October 8 2002

         *
----------------
Peter D. Sacks                             Director             October 8 2002

         *
----------------
Anton E. Schrafl                           Director             October 8, 2002

         *
----------------
John T. Sheehy                             Director             October 8, 2002

         *
----------------
Brian M. Sherman                           Director             October 8, 2002

*By      /s/ Sander M. Bieber
             --------------------
         Sander M. Bieber
         as Attorney-in-Fact

                                  Exhibit Index

(a)(1)   Articles of Amendment and Restatement dated December 9, 1988.

(a)(2) Articles Supplementary Creating Auction Market Preferred Stock, Series A, B and C dated January 17, 1989.

(a)(3) Articles Supplementary Creating Auction Market Preferred Stock, Series D dated July 25, 1989.

(a)(4)   Certificate of Correction dated August 8, 1989.

(a)(5)   Articles of Amendment dated May 20, 1991.

(a)(6) Articles Supplementary Creating Auction Market Preferred Stock, Series E dated December 18, 1992.

(a)(7) Articles Supplementary Creating Auction Market Preferred Stock, Series F dated December 15, 1993.

(a)(17)  Articles Supplementary dated August 16, 2000.

(a)(18)  Articles of Amendment dated April 19, 2001.

(a)(19)  Amendment to Articles Supplementary dated September 12, 2002.

(b)      By-Laws as Amended and Restated through September 12, 2002.

(j)(1) Custodian Contract between the Registrant and State Street Bank and Trust Company ("State Street") dated April 11, 1986.

(j)(2) Amendment No. 1 to Custody Agreement between Registrant and State Street dated 1986.

(j)(3) Amendment No. 2 to Custody Agreement between the Registrant and State Street dated November 26, 1986.

(j)(4)   Amendment No. 3 to Custodian Agreement dated December 4, 1998.

(k)(1) Transfer Agency Agreement between the Registrant and State Street dated April 11, 1986.

(k)(2) Administration Agreement between the Registrant and Prudential Mutual Fund Management, Inc. (now known as Prudential Investments LLC) dated December 9, 1988.

(k)(4)   Investor Relations Services Agreement dated as of March 1, 2000.

(k)(5) Assignment and Assumption of Investor Relations Services Agreement dated as of January 1, 2002.

(r)(1)   Code of Ethics for Registrant, Investment Adviser and Investment
         Manager.

(s)      Powers of Attorney.